   As filed with the Securities and Exchange Commission on February 28, 1996
                                                  Registration No. 33-85710
                                                                 811-8734

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. 5
                         Post-Effective Amendment No.

                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 5
                       (Check appropriate box or boxes)

                      The CountryBaskets Index Fund, Inc.
              (Exact name of registrant as specified in charter)

    c/o Deutsche Morgan Grenfell/C. J. Lawrence
                        Inc.
                (Investment Adviser)
                31 West 52nd Street                                 10019
                 New York, New York                               (Zip Code)
      (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (212) 469-8000

                                 Robert Lynch
     c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc. (Investment Adviser)
                              31 West 52nd Street
                           New York, New York  10019
                    (Name and Address of Agent for Service)

                                  Copies to:
            Stephen K. West, Esq.                Tuuli-Ann Ristkok, Esq.
             Sullivan & Cromwell             Donovan Leisure Newton & Irvine
              125 Broad Street                    30 Rockefeller Plaza
          New York, New York  10004             New York, New York  10112

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
         It is proposed that this filing will become effective (check appropriate box)
                  immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
                  75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485.
         If appropriate, check the following box:
                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                    THE COUNTRYBASKETS(SM) INDEX FUND, INC.
                             CROSS-REFERENCE SHEET

   Part A
    Form N-1A
    Item Number                     Caption in Prospectus

    1.  Cover Page  . . . . . . .   Outside Cover Page of Prospectus

    2.  Synopsis  . . . . . . . .   Prospectus Summary; Summary of
                                    Fund Expenses
    3.  Condensed Financial
          Information . . . . . .   Not applicable

    4.  General Description of
          Registrant  . . . . . .   The Fund--The CountryBaskets(SM)
                                    Index Fund, Inc. and its
                                    Investment Objective; --Investment
                                    Policies; --Investment
                                    Considerations and Risks; --FT/S&P--
                                    Actuaries World Indices(TM); --The
                                    FT Index Components; --Lending of
                                    Securities; --Investment
                                    Restrictions of the Fund

    5.  Management of the Fund  .   The Fund--Board of
                                    Directors; --Investment
                                    Management; --Fees; --Administrator;
                                    --Custodian and Transfer Agent

    5A. Management's Discussion
        of Fund Performance . . .   Not applicable

    6.  Capital Stock and
          Other Securities  . . .   The Fund CB Shares(SM); --Capital
                                    Stock; --Available
                                    Information; --Dividends and Capital
                                    Gains Distributions; --Tax Matters

    7.  Purchase of Securities
          Being Offered . . . . .   Summary of Fund Expenses; The
                                    Fund--Purchase and Issuance of Fund
                                    Shares in Creation Unit
                                    Aggregations; --Distributor; --Fees;
                                    Back Cover of Prospectus

    8.  Redemption or Repurchase    Summary of Fund Expenses; The
                                    Fund--Redemption of Fund Shares in
                                    Creation Unit Aggregations; --Fees


    9.  Pending Legal Proceedings   Not applicable

    Part B
    Form N-1                        Caption in Prospectus or Statement
                                    of Additional Information ( SAI")
    Item Number
    10. Cover Page  . . . . . . .   Outside Front Cover Page of SAI

    11. Table of Contents . . . .   Table of Contents

    12. General Information and
          History . . . . . . . .   General Description of The Fund

    13. Investment Objectives and
          Policies  . . . . . . .   The Fund--The CountryBaskets(SM)
                                    Index Fund, Inc. and its
                                    Investment Objective (Prospectus);
                                    The Fund--Investment Policies
                                    (Prospectus); The Fund--Investment
                                    Restrictions of the Fund
                                    (Prospectus); Investment Policies
                                    and Restrictions (SAI); Brokerage
                                    Transactions (SAI)

    14. Management of the Fund  .   The Fund--Board of Directors
                                    (Prospectus); Management of the
                                    Fund (SAI)

    15. Control Persons and
          Principal Holders of
          Securities  . . . . . .   The Fund--Capital Stock
                                    (Prospectus); Capital Stock and
                                    Stockholder Reports (SAI);
                                    Management of the Fund (SAI)

    16. Investment Advisory and
          Other Services  . . . .   The Fund--Investment Management
                                    (Prospectus); The Fund--Fees
                                    (Prospectus); Purchase and
                                    Issuance of Fund Shares in
                                    Creation Unit Aggregations (SAI);
                                    The Fund--Administrator
                                    (Prospectus); The Fund--Custodian
                                    and Transfer Agent (Prospectus);
                                    Investment Advisory, Management
                                    and Administrative Services--The
                                    Investment Adviser, --The
                                    Administrator, Custodian And
                                    Transfer Agent (SAI); Counsel and
                                    Independent Accountants (SAI)


    17. Brokerage Allocation and
          Other Practices . . . .   The Fund--Investment Management
                                    (Prospectus); Brokerage
                                    Transactions (SAI)


    18. Capital Stock and Other
           Securities . . . . . .   The Fund--CB Shares(SM)
                                    (Prospectus); The Fund--Capital
                                    Stock (Prospectus); Capital Stock
                                    and Stockholder Reports (SAI);
                                    Dividends and Distributions (SAI);
                                    Taxes (SAI)

    19. Purchase, Redemption and
          Pricing of Securities
          Being Offered . . . . .   Summary of Fund Expenses
                                    (Prospectus); The Fund--Creation
                                    Units (Prospectus); The
                                    Fund--Purchase and Issuance of Fund
                                    Shares in Creation Unit
                                    Aggregations (Prospectus); The
                                    Fund--Redemption of Fund Shares in
                                    Creation Unit Aggregations
                                    (Prospectus); Purchase and
                                    Issuance of Fund Shares in
                                    Creation Unit Aggregations (SAI);
                                    Redemption of Fund Shares in
                                    Creation Unit Aggregations (SAI);
                                    Determining Net Asset Value (SAI)

    20. Tax Status  . . . . . . .   The Fund Tax Matters (Prospectus);
                                    Taxes (SAI)

    21. Underwriters  . . . . . .   The Fund Distributor (Prospectus);
                                    Purchase and Issuance of Fund
                                    Shares in Creation Unit
                                    Aggregations (SAI)
    22. Calculation of
          Performance Data  . . .   Not applicable

    23. Financial Statements  . .   Statement of Assets and
                                    Liabilities (SAI)


   Part C

         Information required to be included in Part C is set forth under the appropriate item heading.

                 SUBJECT TO COMPLETION DATED FEBRUARY 28, 1996

   PROSPECTUS

                    THE COUNTRYBASKETS(SM) INDEX FUND, INC.
         The CountryBaskets(SM) Index Fund, Inc. (the Fund") is a management investment company organized as a series fund, with each series of shares (a Series") representing a broad-based index of publicly traded equity securities in a particular country, geographical region or industry sector.

         The initial nine Series offered by this Prospectus are the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series. The Board of Directors of the Fund may authorize additional Series.

         The primary investment objective of each of the initial nine Series is to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country. To achieve this investment objective, each of the nine Series will seek to provide investment results that substantially correspond to the price and yield performance of its respective country component of the FT/S&P Actuaries World Indices(SM) (the "FT Index"). See "The Fund FT/S&P Actuaries World Indices(TM)".

         The shares of common stock of each Series offered hereby are sometimes referred to herein as "CB Shares(SM)". The Fund will sell and redeem shares of each Series only in aggregations of a specified number of shares for such Series (each, a "Creation Unit") at their net asset value principally for an in-kind portfolio of equity securities of the relevant FT Index component, together with some cash. Except in Creation Unit size aggregations, the CB Shares(SM) are not redeemable securities of the Fund. The number of CB Shares(SM) constituting a Creation Unit will initially be 250,000 CB Shares(SM) in the case of the Japan Index Series and 100,000 CB Shares(SM) in the case of each other Series. See "The Fund Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "Redemption of Fund Shares in Creation Unit Aggregations".

         Investors may not redeem CB Shares(SM) in less than Creation Unit aggregations.

         Application is being made to list the non-redeemable CB Shares(SM) for trading on the New York Stock Exchange, Inc. (the "NYSE"). It is expected that the non-redeemable CB Shares(SM) will trade on the NYSE during the day at prices that differ to some degree from their net asset value. See "The Fund Determination of Net Asset Value", "Exchange Listing and Trading" and "--Investment Considerations and Risks".

         Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"), a subsidiary of Deutsche Bank AG, will serve as investment adviser to each Series of the Fund, providing investment advisory, management and certain administrative services. ALPS Mutual Funds Services, Inc. is the distributor of the Fund. See "The Fund--Investment Management" and "--Distributor".

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Prospectus sets forth concisely the information about the Fund that an investor should know before investing. It should be read and retained for future reference. A Statement of Additional
   Information dated       , 1996, provides further discussion of certain
   topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor (at its address set forth on the back cover of this Prospectus). The Fund's address is c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.

          "The CountryBaskets Index Fund, Inc.", "CountryBaskets" and "CB Shares" are service marks of DMG. DMG has filed applications for registration of such service marks with the U.S. Patent and Trademark Office. The Fund is an authorized licensee of such marks.

                                 Distributor:
                       ALPS Mutual Funds Services, Inc.
                     Investor Information: 1-800-CB-INFOS
                    Prospectus dated                 , 1996

   INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

          "Financial Times/Standard & Poor's Actuaries World Indices" and "FT/S&P Actuaries World Indices" are trademarks of The Financial Times Limited ("FT") and Standard & Poor's ("S&P") and have been licensed for use by DMG. The Fund and the CB Shares(SM) are an authorized sublicensee thereof. The Fund is not sponsored, endorsed, sold or promoted by FT or S&P and neither FT nor S&P makes any representation regarding the advisability of investing therein.

         The Fund and the securities described herein (the "Products") have been produced by reference to various country indices included in the FT/S&P Actuaries World Indices(TM) (the "Indices"), copyright 1996, which are owned and jointly compiled by FT-SE International Limited ("FT-SE"), Goldman, Sachs & Co. ("GS") and S&P in con-junction with the Institute of Actuaries and the Faculty of "Actuaries (together with FT-SE, GS and S&P, the "Owners"). NatWest Securities Limited was a co-founder of the Indices.

         The Products are not sponsored, endorsed, sold or promoted by the Owners. The Owners make no warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general stock market performance. The Owners' only relationship to Deutsche Morgan Grenfell/C. J. Lawrence Inc. (the "Licensee") is the licensing of certain trademarks and trade names and of the Indices, which are determined, composed and calculated without regard to the Licensee or the Products. The Owners have no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. The Owners are not responsible for and have not participated in the determination or calculation of the equation by which the Products are to be converted into cash. The Owners have no obligation or liability in connection with the administration, marketing or trading of the Products.

         The Owners do not guarantee the accuracy and/or the completeness of the Indices or any data included therein and the Owners shall have no liability for any errors, omissions or interruptions therein. The Owners make no express or implied warranties, and expressly disclaim all warranties of quality or merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Owners have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


         The FT-Actuaries World Indices(TM) were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and FT in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., joined FT and Goldman, Sachs & Co. as a co-publisher of the FT-Actuaries World Indices(TM), now known as the Financial Times/Standard & Poor's Actuaries World Indices(TM) or the FT/S&P Actuaries World Indices(TM). The FT/S&P Actuaries World Indices(TM) are a continuation of the FT-Actuaries World Indices(TM). Following the current transition period, FT and S&P will jointly calculate the indices. In November 1995, The FT transferred its ownership rights in the FT/S&P Actuaries World Indices(TM) to FT-SE, a company jointly owned by FT, the London Stock Exchange and the Institute of Actuaries.

   By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and S&P will calculate the U.S. indices. The Fund is not sponsored by or affiliated with S&P, FT-SE or FT. References herein to the "FT Index" and to certain index data prior to May 23, 1995 are to the FT-Actuaries World Index(TM); references thereafter are to the FT/S&P Actuaries World Indices(TM).

         Unless otherwise specified, all references in this Prospectus to "dollars", "US $" or "$" are to United States dollars, all references to "A$" are to Australian dollars, all references to "FF" are to the French francs, all references to "DM" are to Deutsche marks, all references to "HK $" are to Hong Kong dollars, all references to "Lit." are to Italian lira, all references to "Y" are to Japanese Yen, all references to "CR" are to South African commercial rands (a currency abandoned as of March 20, 1995), all references to "R" are to South African rands and all references to "L" are to pounds sterling. On __________, 1996, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: A$ ____________, FF ____________, DM ____________,
   HK$ ____________, Lit. ____________, Y ____________, R  ____________,
   and L ____________. Some numbers in this Prospectus have been rounded. All US-dollar equivalents provided in this Prospectus are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                              PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.


   The Fund and its
      Investment Objective . . .     The CountryBaskets(SM) Index Fund,
                                     Inc., a Maryland corporation (the
                                     "Fund"), is a management investment
                                     company organized as a series fund.
                                     The primary investment objective of
                                     each series of shares (a "Series") of
                                     the Fund is to provide investment
                                     results that substantially correspond
                                     to the price and yield performance of
                                     a broad-based index of publicly traded
                                     equity securities in a particular
                                     country, geographical region or
                                     industry sector. In the case of each
                                     of the initial nine Series offered by
                                     this Prospectus, the relevant index is
                                     a broad-based index of publicly traded
                                     equity securities in a particular
                                     country. The primary investment
                                     objective of each Series is
                                     fundamental and may not be changed
                                     without a vote of the Series'
                                     stockholders. There can be no
                                     assurance that the investment
                                     objective of any Series will be
                                     achieved. See "The Fund The Country
                                     Baskets(SM) Index Fund, Inc. and its
                                     Investment Objective".

                                     To achieve its primary investment
                                     objective, each of the initial nine
                                     Series offered by this Prospectus
                                     seeks to provide investment results
                                     that substantially correspond to the
                                     price and yield performance of its
                                     respective country component of the
                                     FT/S&P Actuaries World Indices(TM)
                                     (the "FT Index"). This secondary
                                     investment objective is not
                                     fundamental and may be changed by the
                                     Board of Directors without a
                                     stockholder vote. The country
                                     components of the FT Index are based
                                     on equity securities trading in the
                                     markets of a particular country.

                                     The initial nine Series of the Fund
                                     are the Australia Index Series, the
                                     France Index Series, the Germany Index
                                     Series, the Hong Kong Index Series,
                                     the Italy Index Series, the Japan
                                     Index Series, the South Africa Index
                                     Series, the UK Index Series and the US
                                     Index Series. Each such Series is non-
                                     diversified. Such Series represent
                                     separate portfolios of equity
                                     securities, each substantially
                                     corresponding in composition and
                                     weighting to its respective country
                                     component of the FT Index. The net
                                     asset value of shares of each Series
                                     will fluctuate. See "The
                                     Fund Determination of Net Asset
                                     Value".

   CB Shares(SM) . . . . . . . .     The shares of common stock of each
                                     Series are sometimes referred to
                                     herein as the "CB Shares(SM)". Except
                                     in the

                                     Creation Unit aggregations referred to
                                     below, CB Shares(SM) are not
                                     redeemable securities of the Fund. The
                                     acquisition of CB Shares(SM) of each
                                     Series by investment companies is
                                     subject to the restrictions of
                                     Section 12(d)(1) of the Investment
                                     Company Act of 1940 (the "1940 Act").


   Trading of CB Shares(SM)
    on the New York Stock
    Exchange . . . . . . . . . .     Application has been made to list the
                                     CB Shares(SM) of each Series for
                                     trading on the New York Stock
                                     Exchange, Inc. (the "NYSE"). Their
                                     respective symbols are:

                                     Series                  Trading Symbol
                                     Australia CB Shares(SM)      GXA
                                     France CB Shares(SM)         GXF
                                     Germany CB Shares(SM)        GXG
                                     Hong Kong CB Shares(SM)      GXH
                                     Italy CB Shares(SM)          GXI
                                     Japan CB Shares(SM)          GXJ
                                     South Africa CB Shares(SM)   GXR
                                     UK CB Shares(SM)             GXK
                                     US CB Shares(SM)             GXU

                                     It is expected that the non-redeemable
                                     CB Shares(SM) of each Series will
                                     trade on the NYSE at prices that may
                                     differ to some degree from their net
                                     asset value. See "The Fund Exchange
                                     Listing and Trading", "--Investment
                                     Considerations and Risks" and
                                     "--Determination of Net Asset Value".

   Book Entry Ownership of
      CB Shares(SM)  . . . . . .     The Depository Trust Company, a
                                     limited purpose trust company
                                     organized under the laws of the State
                                     of New York (the "Depositary" or
                                     "DTC"), or its nominee will be the
                                     record or registered owner of all
                                     outstanding CB Shares(SM). Beneficial
                                     ownership of CB Shares(SM) will be
                                     shown on the records of the Depositary
                                     or its participants. Certificates will
                                     not be issued for CB Shares(SM).
                                     Beneficial owners of CB Shares(SM)
                                     will exercise their rights through DTC
                                     and such participants. See "The
                                     Fund Book--Entry Only System".

   Purchases and Redemptions
   of Creation Unit Aggregations
   of CB Shares(SM)  . . . . . .     The Fund will issue and redeem CB
                                     Shares(SM) of any Series only in
                                     aggregations of a specified number of
                                     shares (each a "Creation Unit") at
                                     their net asset value. A Creation Unit
                                     of the Japan Index Series consists of
                                     250,000 CB Shares(SM) and a Creation
                                     Unit of each other Series consists of
                                     100,000 CB Shares(SM).

                                     The Fund will offer and sell Creation
                                     Unit size aggregations of shares of
                                     each Series continuously through the
                                     Distributor (see below) at their net
                                     asset value next determined after
                                     receipt of a purchase order in proper
                                     form. Creation Unit aggregations of
                                     shares are sold for an in-kind
                                     portfolio of equity securities
                                     included in the relevant component of
                                     the FT Index (the "Fund Basket") and
                                     cash in an amount equal to the
                                     difference between the value of a Fund
                                     Basket and the net asset value of the
                                     Creation Unit aggregation of shares
                                     (the "Cash Component"), as described
                                     more fully herein. See "The
                                     Fund Purchase and Issuance of Fund
                                     Shares in Creation Unit Aggregations"
                                     in this Prospectus and "Purchase and
                                     Issuance of Fund Shares in Creation
                                     Unit Aggregations" in the Statement of
                                     Additional Information.

                                     For information about the initial
                                     issuance of Creation Units of each
                                     Series and the commencement of trading
                                     on the NYSE of CB Shares(SM), see
                                     "Purchase and Issuance of Fund Shares
                                     in Creation Unit Aggregations Initial
                                     Issuance of Creation Units and
                                     Commencement of Trading" in the
                                     Statement of Additional Information.

                                     The Fund will generally redeem shares
                                     of each Series only in Creation Unit
                                     size aggregations at their net asset
                                     value, principally in-kind for a Fund
                                     Basket and a cash payment equal to the
                                     difference between the value of the
                                     Fund Basket and the net asset value of
                                     the shares to be redeemed, as
                                     described more fully herein. See "The
                                     Fund Redemption of Fund Shares in
                                     Creation Unit Aggregations" in this
                                     Prospectus and "Redemption of Fund
                                     Shares in Creation Unit Aggregations"
                                     in the Statement of Additional
                                     Information.

   Investment Management . . . .     Deutsche Morgan Grenfell/C. J.
                                     Lawrence Inc. ("DMG" or the "Adviser")
                                     will act as investment adviser and, in
                                     addition, will provide management and
                                     certain administrative services to the
                                     Fund. DMG is a wholly owned indirect
                                     subsidiary of Deutsche Bank AG, a
                                     major German banking institution.


   Distributor . . . . . . . . .     ALPS Mutual Funds Services, Inc.
                                     ("ALPS") is the distributor of the
                                     Fund shares (the  Distributor").
                                     Information about purchases of CB
                                     Shares(SM) in Creation Unit
                                     aggregations may be obtained from the
                                     Distributor.

   Administrator . . . . . . . .     State Street Bank and Trust Company
                                     ("State Street") will act as
                                     administrator of the Fund (in such
                                     capacity, the "Administrator").

   Fees  . . . . . . . . . . . .     For its services as Adviser to each
                                     Series, including services in
                                     connection with lending portfolio
                                     securities (see "The Fund Lending of
                                     Securities"), DMG will receive a
                                     monthly investment management fee at
                                     an annual rate of .30% of the average
                                     daily net assets of each Series,
                                     except for the Hong Kong and South
                                     Africa Index Series, for which such
                                     annual rate will be .45%, and the US
                                     Index Series, for which such annual
                                     rate will be .20%, plus in each case
                                     40% of the gross investment income
                                     excluding dividends on portfolio
                                     securities of each Series. See "Fees".

                                     Each Series will pay the Distributor
                                     for its distribution services a
                                     monthly distribution services fee
                                     equal to such Series' allocable
                                     portion of .02% per annum of the
                                     average aggregate daily net assets
                                     ("Aggregate Net Assets") of all Series
                                     up to Aggregate Net Assets of $2.5
                                     billion, plus .015% per annum of
                                     Aggregate Net Assets of all Series in
                                     excess of $2.5 billion up to $5
                                     billion, plus .005% per annum of
                                     Aggregate Net Assets of all Series in
                                     excess of $5 billion. The Distributor
                                     will also be paid a marketing fee and
                                     will be reimbursed for certain
                                     expenses. Subject to certain
                                     conditions, each Series will also make
                                     a quarterly contribution to bonus
                                     payments to be made by the Distributor
                                     to certain employees engaged in
                                     marketing activities with respect to
                                     Fund shares. Each Series will also pay
                                     certain expenses of printing and
                                     distributing prospectuses and make
                                     payments to dealers and other persons
                                     for marketing and stockholder
                                     services. All payments by each Series
                                     to the Distributor and to such dealers
                                     or other persons will be made under
                                     the 12b-1 Plan (as defined herein) of
                                     such Series and will not exceed, in
                                     the aggregate, on an annualized basis,
                                     .25% of its average daily net assets.
                                     See "The Fund Fees".

                                     The Administrator will receive monthly
                                     administrative fees for each Series at
                                     an annual rate of .08% of the average
                                     daily net assets of each Series up to
                                     $125 million, plus .06% of the average
                                     daily net assets of such Series in
                                     excess of $125 million up to $250
                                     million and .04% of average daily net
                                     assets of such Series in excess of
                                     $250 million, subject to a minimum
                                     annual fee of $95,000 for each Series.

   Investment Considerations
   and Risks . . . . . . . . . .     An investment in CB Shares(SM) of the
                                     initial nine Series of the Fund
                                     involves risks similar to those of
                                     investing in a broadly based portfolio
                                     of equity securities traded on
                                     exchanges in the respective countries
                                     represented by their corresponding FT
                                     Index components. These risks include
                                     equity market fluctuations caused by
                                     such factors as economic and political
                                     developments, changes in interest
                                     rates and perceived trends in stock
                                     prices, and, with respect to each
                                     Series other than the US Index Series,
                                     exchange-rate fluctuations.

                                     The net asset value of shares of each
                                     Series will fluctuate with changes in
                                     the market value of its portfolio
                                     securities and, in the case of each
                                     Series except the US Index Series,
                                     changes in the market rate of exchange
                                     between the US dollar and the national
                                     currency in which the relevant
                                     component of the FT Index is
                                     denominated. See "The Fund Investment
                                     Considerations and Risks".

                                     Prior to the date of this Prospectus,
                                     there has been no market for CB
                                     Shares(SM) and, consequently, there
                                     can be no assurance that active
                                     trading markets will develop. The
                                     Distributor will not maintain a
                                     secondary market in CB Shares(SM). See
                                     "Purchase and Issuance of Fund Shares
                                     in Creation Unit Aggregations The
                                     Distributor" in the Statement of
                                     Additional Information. The market
                                     prices of CB Shares(SM) will fluctuate
                                     in accordance with supply and demand
                                     on the NYSE. The Fund cannot predict
                                     whether the CB Shares(SM) will trade
                                     below, at or above their net asset
                                     value. See "The Fund Investment
                                     Considerations and Risks."

                                     The securities held by each Series,
                                     except for the US Index Series, will
                                     primarily be equity securities of non-
                                     U.S. companies. Non-U.S. companies
                                     generally do not provide all or the
                                     same kind of disclosure required by
                                     U.S. law and accounting practice. See
                                     "The Fund Investment Considerations
                                     and Risks" in this Prospectus and
                                     "Investment Policies and Restrictions"
                                     in the Statement of Additional
                                     Information.

                                     The Fund will engage in the lending of
                                     portfolio securities (see "The
                                     Fund Lending of Securities") and
                                     engage in certain foreign currency
                                     transactions designed to maintain the
                                     value of each non-US Index Series'
                                     assets in terms of the foreign
                                     currency value of its respective FT
                                     Index component (see "The
                                     Fund Investment Policies" in this
                                     Prospectus and "Investment Policies
                                     and Restrictions Currency
                                     Transactions" in the Statement of
                                     Additional Information).

                                     As of December 29, 1995, the following
                                     FT Index components were each
                                     concentrated (in excess of 25% of such
                                     component) in the stocks of the
                                     indicated industry group:
                                     Australia Mining, Metals and Minerals;
                                     Hong Kong Real Estate;
                                     Italy Utilities; and South
                                     Africa Precious Metals and Minerals.
                                     The portfolio securities of each such
                                     Series will generally have such
                                     industry concentration for so long as
                                     the corresponding FT Index component
                                     is so concentrated. See "The
                                     Fund Investment Restrictions of the
                                     Fund" and "--Investment Considerations
                                     and Risks".

   Dividends and Capital
   Gains Distributions . . . . .     Dividends from net investment income
                                     of all Series other than the US Index
                                     Series will be declared and paid at
                                     least annually and, in the case of the
                                     US Index Series, quarterly. Capital
                                     gains of each Series, if any, will be
                                     distributed at least annually.
                                     Dividends and capital gains
                                     distributions will be distributed by
                                     each Series in US dollars. The Fund
                                     does not currently maintain a plan for
                                     the automatic reinvestment of cash
                                     distributions in additional shares of
                                     the Fund. See "The Fund Dividends and
                                     Capital Gains Distributions".

   Tax Matters . . . . . . . . .     The purchase, sale, and redemption of
                                     CB Shares(SM) are taxable events and
                                     may result in a capital gain or loss
                                     to investors. Dividend distributions,
                                     capital gain distributions and capital
                                     gains or losses from redemptions and
                                     sales of CB Shares(SM) may be subject
                                     to federal, state and local taxes. See
                                     "The Fund Tax Matters".

                           SUMMARY OF FUND EXPENSES

         The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly in respect of each Series of the Fund. The tables show all expenses and fees the Fund is expected to incur and are based on estimates expressed as a percentage of average net assets. "Other Expenses" are estimated amounts for the current fiscal year. The examples set forth below are presented for an investment of $1,000(1) as required by rules of the Securities and Exchange Commission (the "SEC"). The examples in the tables should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.





   (1) As of December 29, 1995, the minimum value of a portfolio of index securities comprising a Fund Basket (assuming the inclusion of all stocks in the relevant FT Index component in their exact weightings) for an in-kind purchase or redemption of a Creation Unit aggregation of shares of each Series would have been as follows: the Australia Index Series, $1,900,000; the France Index Series, $3,587,500; the Germany Index Series, $3,275,000; the Hong Kong Index Series, $2,587,500; the Italy Index Series, $2,462,500; the Japan Index Series, $9,687,500; the South Africa Index Series, $1,925,000; the UK Index Series, $3,837,500; and the US Index Series, $5,025,000.

   Fund Expense Table

                                                                      The                        The
                                        The        The       The      Hong     The       The     South
                                     Australia    France   Germany    Kong    Italy     Japan   Africa    The UK    The US
                                       Index      Index     Index    Index    Index     Index    Index    Index     Index
                                       Series     Series   Series    Series   Series   Series   Series    Series    Series


      A.   Stockholder Transaction
           Expenses

           Maximum Sales Load
           Imposed on Purchases of
           Creation Unit
           aggregations of Shares
           (as a percentage of
           amount of investment)        None       None     None      None     None     None     None      None      None

           Estimated Cost to
           Investor of
           Transferring Securities
           in Fund Basket to
           Fund(a)<F1>. . . . . .      $2,624     $3,737   $1,952    $3,192   $1,593   $12,123  $1,408    $5,535   $12,103

           Local Stock Transfer
           Taxes(b)<F2>
           (as a percentage of the
           value of Fund Basket
           contributed) . . . . .       .30%        0%       0%        0%       0%       0%      1.0%      .50%       0%

           Purchases--Cash
           Component Transaction
           Fee(c)<F3>

             as a percentage of
             cash amount of
             investment   . . . .      1.15%      1.00%     1.00%    1.20%     1.00%    1.32%    2.00%    1.50%       0%

             as a percentage of
             total investment
             amount   . . . . . .      .015%       .01%     .01%     .012%     .01%     .013%    .02%     .015%       0%

           Deferred Sales Load  .       None       None     None      None     None     None     None      None      None

           Estimated Cost to
           Redeemer of
           Transferring Securities
           in Fund Basket from
           Fund to Redeemer(a)<F1>     $2,050     $3,030   $1,525    $2,800   $1,180   $8,980   $1,100    $4,100    $7,644

           Local Stock Transfer
           Taxes(b)<F2>
           (as a percentage of the
           value of Fund Basket
           delivered on
           redemption)  . . . . .        0%         0%       0%        0%       0%      .30%      0%        0%        0%

           Redemptions--Transaction
           Fee on Cash Portion(d)<F4>

             as a percentage of
             cash redemption
             proceeds   . . . . .        1.15%    1.00%     1.00%    1.20%    1.00%    1.32%     1.00%    1.00%       0%

             as a percentage of
             total redemption
             proceeds   . . . . .        .015%       .01%     .01%     .012%     .01%     .013%    .01%      .01%       0%





      B.   Annual Series Operating
           Expenses (as a
           percentage of average
           net assets)

           Management Fees(e)<F5>         .30%     .30%      .30%     .45%     .30%     .30%      .45%     .30%       .20%

           Distribution Fees (12b-
           1)(f)<F6>  . . . . . .         .25%     .25%      .25%     .25%     .25%     .25%      .25%     .25%       .25%

           Other Expenses . . . .         .24%     .26%      .23%     .36%     .28%     .26%      .26%     .25%       .24%

           Total Operating
           Expenses . . . . . . .         .79%     .81%      .78%    1.06%     .83%     .81%      .96%     .80%       .69%

     ____________________

<F1>  (a)  Estimated based on a delivery to or from the Fund of one or more Fund Baskets of securities.
      An investor purchasing shares in Creation Unit aggregations will bear the costs of transferring the securities in the Fund Basket to the Fund and an investor redeeming Creation Unit aggregations of shares will bear the costs of transferring securities in the Fund Basket constituting a portion of the redemption proceeds from the Fund to the investor. Such costs will include settlement and custody charges, registration costs and similar charges. Such estimated costs are based on the number of constituent securities in a Fund Basket for each Series as of February 27, 1995. Such costs will vary with the number of constituent securities in a Fund Basket for the relevant
      Series, but will not vary according to the number of Fund Baskets submitted on purchase or delivered on redemption, as the case may be. Investors will also bear certain stock transfer taxes or stamp duties on purchases or redemptions of Creation Units of shares of certain Series. See the line item "Local Stock Transfer Taxes" above. See "Purchase and Issuance of Fund Shares in
      Creation Unit Aggregations--The Fund Basket" and "Redemption of Fund Shares in Creation Unit
      Aggregations--Redemption Proceeds" in the Statement of Additional Information.

<F2>  (b)  Based on the stock transfer taxes or stamp duty currently payable in the indicated countries in connection with the registration of transfers of Fund Basket securities to the Fund (on purchases of Creation Units of shares of the Australia, South Africa and UK Index Series) or to
      the redeeming investor (on redemptions of Creation Units of shares of the Japan Index Series).

<F3>  (c)  Paid to the Fund and applicable only to the amount of a purchase represented by the Cash
      Component to offset the Fund's brokerage and other transaction costs of investing cash in portfolio securities of each Series other than the US Index Series. The cash purchase transaction fee is not a sales charge. The Cash Component is generally estimated to be 1% of the total purchase price, but may amount to a higher portion that will not exceed 10% of the total purchase price except in certain circumstances under which cash is permitted or required by the Adviser to be substituted for a security or securities in the applicable Fund Basket. See "Purchase and
      Issuance of Fund Shares in Creation Unit Aggregations" in this Prospectus and in the Statement of
      Additional Information. The US Index Series will bear brokerage and other transaction expenses associated with investing the Cash Component contributed on purchases of Creation Unit aggregations of shares of the US Index Series in portfolio securities of that Series.

<F4>  (d)  Paid to the Fund and applicable only to the amount of redemption proceeds represented by the cash portion to offset the Fund's brokerage and other transaction costs of selling portfolio securities of each Series other than the U.S. Index Series to pay a portion of redemption proceeds. The cash portion is generally estimated to be 1% of the total redemption proceeds of a
      Creation Unit aggregation of shares, but the cash portion could in certain limited circumstances amount to up to 100% of such proceeds. See "Redemption of Fund Shares in Creation Unit
      Aggregations" in this Prospectus and in the "Statement of Additional Information.

<F5>  (e)  Management fees are .30% of the average daily net assets of each Series, except for the Hong
      Kong and South Africa Index Series, for which such annual rate will be .45%, and the US Index
      Series, for which such annual rate will be .20% (see "The Fund--Fees"). In addition, each Series will pay to the Adviser 40% of the gross investment income, excluding dividends on portfolio securities, of the Series. Investment income is received primarily from interest earned on the collateral for securities loaned. See "The Fund--Lending of Securities".




<F6>  (f)  The Distributor will be paid distribution services fees by each Series equal to such Series'
      allocable portion of: .02% per annum of the Aggregate Net Assets of all Series up to Aggregate Net
      Assets of $2.5 billion, plus .015% per annum of Aggregate Net Assets of all Series in excess of
      $2.5 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all Series in excess of $5 billion. The Distributor will also be paid a marketing fee and will be reimbursed for certain expenses. Subject to certain conditions, each Series will also make a quarterly contribution to bonus payments to be made by the Distributor to certain employees engaged in marketing activities with respect to the secondary market for Fund shares. Each Series will also make payments to certain dealers and other persons for marketing and stockholder services, will pay certain expenses of printing and distributing prospectuses and, to the extent of amounts available under such Series' 12b-1 Plan, will reimburse the Distributor and/or the Adviser for its costs incurred in producing advertising or marketing material, all as more fully described under
       The Fund--Fees". All payments by each Series to the Distributor and to such dealers and other persons, and all such reimbursements, will be made under the 12b-1 Plan of such Series and will not exceed, in the aggregate, on an annualized basis, .25% of its average daily net assets.
      Because the fees and expenses paid under the 12b-1 Plan of each Series are charged against the assets of the Series, long-term stockholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Series would be permitted to charge. See "The Fund--Fees".

   C. Examples of Expenses

      (a) An investor would pay the following expenses on a $1,000 investment (payment with a ratable portion of a Fund Basket and a Cash Component of $10 (estimated as 1% of the total purchase price)), assuming (1) a 5% annual return and (2) redemption (delivery of a Fund Basket and a cash redemption payment of $10 (estimated as 1% of the total redemption proceeds)) at the end of each indicated time period:


                                               Hong                          South
              Australia   France    Germany    Kong     Italy      Japan     Africa
                Index     Index      Index    Index     Index      Index     Index    UK Index  US Index
                Series    Series    Series    Series    Series    Series     Series    Series    Series

    1 year
    3 years

      (b) An investor would pay the following expenses on the same investment, assuming no redemptions:


                                               Hong                          South
              Australia   France    Germany    Kong     Italy      Japan     Africa
                Index     Index      Index    Index     Index      Index     Index    UK Index  US Index
                Series    Series    Series    Series    Series    Series     Series    Series    Series

    1 year

    3 years

   Explanation of Table

      A. Stockholder Transaction Expenses are charges that investors pay to buy or sell Creation Unit aggregations of shares of the Fund. See "The Fund--Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "--Redemption of Fund Shares in Creation Unit Aggregations" in this Prospectus and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information for an explanation of how these charges apply.

      B. Annual Series Operating Expenses are based on estimated expenses. Management Fees are paid to DMG to provide each Series with investment advisory, management and certain administrative services and services in connection with the lending of portfolio securities. See "The Fund Lending of Securities". Administration fees estimated at .074% of the average daily net assets of each Series, based on estimated average net assets of US $250,000,000, are included in "Other Expenses" and are paid to State Street, as Administrator, to provide the Fund with administrative services.
   Distribution fees are paid to ALPS, as Distributor, to provide distribution services to the Fund. The Distributor will also be paid a marketing fee, will be reimbursed for certain expenses and, subject to certain conditions, will receive contributions toward bonus payments to be made to certain employees of the Distributor. Each Series will also pay certain expenses of printing and distributing prospectuses and make payments to dealers and other persons providing marketing and stockholder services. See "The Fund Investment Management", "--Distributor", "--Administrator" and "--Fees" for additional information.

      C. Examples of Expenses. The examples illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit aggregation of Fund shares over periods of 1 and 3 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Series expenses or performance, both of which may vary. The expenses associated with a hypothetical $1,000 investment in CB Shares(SM) include a pro rata portion of stockholder transaction expenses associated with the purchase or sale of a Creation Unit aggregation of shares, which would have been valued as of December 29, 1995 at between $1,900,000 and $10,000,000, depending on the Series, assuming for this purpose that the net asset value of a Creation Unit aggregation of shares were the same as the value of the Fund Basket as of such date. See footnote 1 to the Summary of Fund Expenses.
   Based on the 1995 annual rates of return of the FT Index components represented by each Series, the annual rate of return of each Series, assuming reinvestment of dividends, after estimated expenses applicable to the respective Series, would have been ____% for the Australia Index Series, ____% for the France Index Series, ____% for the Germany Index Series, ____% for the Hong Kong Index Series, ____% for the Italy Index Series, ____% for the Japan Index Series, ____% for the South Africa Index Series, ____% for the UK Index Series and ___% for the US Index Series. These rates of return do not include interest earned on collateral from securities loaned, which would have been increased to the extent of any net interest income so earned, and are not indicative of future results.

                                   THE FUND

The CountryBaskets(SM)  The Fund is a non-diversified, open-end management
Index Fund, Inc. and    investment company registered under the 1940 Act,
its Investment          organized as a series fund. Each Series of the Fund
Objective               seeks to provide investment results that substantially
                        correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country, geographic region or industry sector.

                        The Initial Series. Initially, nine Series of the Fund will issue shares: the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series. Each such Series seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in the relevant country. This primary investment objective is fundamental and may not be changed without the approval of the holders of a majority of the voting securities (as defined in the 1940 Act) of the respective Series. The Board of Directors of the Fund may authorize additional Series. To achieve its primary investment objective, each of the nine Series seeks investment results substantially corresponding to the price and yield performance of its respective country component of the FT Index. This secondary investment objective is not fundamental, and in the case of any Series the index may be changed by the Board of Directors, subject to any applicable regulatory approvals, to another broad-based index of equity securities in the relevant country without a stockholder vote. See "Investment Policies and Restrictions Investment Restrictions" in the Statement of Additional Information. There can be no assurance that the investment objective of any Series will be achieved.

Investment Policies     Each Series will seek to implement its investment
                        objectives by a policy of remaining fully invested, except as described below, in a portfolio of equity securities that will provide investment results that substantially correspond to the price and yield performance of its respective country component of the FT Index. Each country component of the FT Index is a capitalization-weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of that country. See "The FT Index Components". Each Series will invest the largest proportion of its net assets practicable, in any event at least 95% of its net assets, in the securities of its respective component of the FT Index, and the weighting of the portfolio securities of each Series will substantially correspond to their proportional representation in the relevant component of the FT Index. These investment policies are not fundamental and so may be changed by the Board of Directors of the Fund without stockholder approval.

                        Correlation with the FT Index. The correlation between the performance of each Series and its respective FT Index component is expected to be at least 0.95 (1.00 indicating a perfect correlation). The ability to correlate the performance of a Series with that of the corresponding component of the FT Index will be affected by, among other things, changes in securities markets, the manner in which the FT Index is calculated (see "FT/S&P Actuaries World Indices(TM)"), the expenses incurred by such Series, the asset size of such Series, and the timing and size of purchases and redemptions of Creation Unit aggregations of shares. Investment changes to accommodate purchases and redemptions of shares in Creation Unit size aggregations will be made at the direction of the Adviser to maintain to the extent practicable the correlation of each Series' portfolio to its corresponding component of the FT Index. In the event, considered unlikely by the Fund, that the Adviser is unable to maintain a correlation of 0.95 between a Series' performance and that of its respective FT Index component, the Fund's Board of Directors will consider alternative investment advisory arrangements for that Series.

                        Each Series may invest in high quality, short-term fixed income obligations as cash reserves, including obligations denominated in US dollars and in the principal foreign currency or currencies of the portfolio securities of such Series (the "Series Currency") and repurchase agreements collateralized by U.S. Government securities. To a limited extent each Series may also purchase securities of U.S. or foreign investment companies, stock index futures contracts and options thereon traded on recognized exchanges in the markets relevant to such Series, and purchase call options, and write (sell) put options, on securities and indices in such markets. A Series will invest in such instruments (or combinations thereof) only for the purpose of exposing cash reserves and short-term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation to such component. Investment company securities, stock index futures, options and options on futures in which a Series may invest will be those which the Adviser believes would, alone or in combination with other instruments, replicate the performance of the relevant FT Index component better than the uninvested cash. In addition, if market conditions make it impracticable to purchase a security in the relevant FT Index component, a Series may purchase another equity security that the Adviser considers an appropriate substitute for such FT Index constituent security or may purchase or write an option or combination of options on such FT Index security (or a security expected to perform similarly to the missing index security) to expose the uninvested assets to the equity risk and return of such unavailable security and thereby improve the correlation of the Series with the relevant FT Index component. A Series will not invest in options and futures contracts and options thereon for speculative purposes. See "Investment Policies and Restrictions Other Fund Investments" in the Statement of Additional Information.

                        Investments other than the equity securities included in the applicable FT Index component will not exceed 5% of each Series' net assets. As described above, such investments include cash and cash equivalents, repurchase agreements, investment company securities, call and put options and stock index futures contracts and options thereon, and equity securities not included in the relevant component of the FT Index that may be an appropriate substitute for an index equity security if market conditions make it impracticable to purchase the index security in the relevant FT Index component. See "Investment Policies and Restrictions Other Fund Investments" in the Statement of Additional Information. The activities of the Fund are subject to certain restrictions that may not be changed without stockholder approval. See "Investment Restrictions of the Fund" in this Prospectus and "Investment Policies and
                        Restrictions Investment Restrictions" in the Statement of Additional Information.

                        Each Series may lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets in order to earn income and thereby reduce the effect that expenses have on the Series' ability to provide investment results that substantially correspond to the price and yield performance of the relevant FT Index component. See "Lending of Securities". Each Series will also engage in certain foreign currency transactions that are designed to maintain the correspondence between the value of the Series' assets and the foreign currency-denominated values of the respective indices. A Series will not hold illiquid assets in excess of 15% of its net assets. For purposes of this restriction, "illiquid" securities shall mean securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series has valued the securities. See "Investment Policies and Restrictions" in the Statement of Additional Information.

                        Portfolio Turnover. Each Series of the Fund is permitted to sell securities irrespective of how long they have been held. Given that the investment management of each Series is fundamentally "passive" in that it seeks to provide investment results corresponding to that of an index, the portfolio turnover rate for each Series is expected to be under 50%. Ordinarily, securities will be purchased or sold by a Series only to reflect changes in the composition of the corresponding component of the FT Index or to accommodate cash flows required by, among other things, redemptions of Creation Unit aggregations of shares.

FT/S&P Actuaries World  The FT/S&P Actuaries World Indices(TM) are jointly
Indices(TM)             owned by FT-SE International Limited (a company
                        jointly owned by The Financial Times Limited, the London Stock Exchange and the Institute of Actuaries)
                        ("FT-SE"), Standard & Poor's (a division of The
                        McGraw-Hill Companies, Inc.) and Goldman, Sachs & Co.
                        (collectively, the "Owners"). On May 23, 1995,
                        Standard & Poor's replaced NatWest Securities Limited to join The Financial Times Limited and Goldman, Sachs
                        & Co. as a co-publisher of the FT Index and, following the current transition period, The Financial Times
                        Limited and Standard & Poor's will be jointly responsible for the calculation of the FT Index components. In November 1995, FT-SE assumed the ownership rights of The Financial Times Limited in the FT Index. By the end of 1996, it is expected that FT-
                        SE will assume responsibility for calculating the Asian-Pacific and European indices and Standard &
                        Poor's will calculate the U.S. indices. The Institute of Actuaries and The Faculty of Actuaries, the English and Scottish bodies, respectively, that represent the actuarial profession in the United Kingdom (together with the Owners, the "Consortium") provide assistance in managing the FT Index. The aim of the Consortium is to create and maintain a series of equity indices for use by the global investment community.

                        Selection Criteria. The World Index Policy Committee (the "WIPC") makes all policy decisions concerning the FT Index, including: objectives, selection criteria, market representativeness, calculation methodologies, and additions and deletions of constituent securities. The WIPC makes these decisions in a manner that is consistent with the stated aims and objectives of the Consortium. With respect to each country, regional or sector component of the FT Index, WIPC's objective is to capture 85% of the equity available (known as the "investible universe") in such country, region or sector. The "investible universe" for a particular component of the FT Index consists of the aggregate capitalization of all equity securities listed on the exchanges monitored within the relevant market after application of five exclusionary "screens" and certain other rules to the universe of such exchange-traded equities. A fuller description of the FT Index and the selection methodology is included in the Statement of Additional Information.

                        Market Capitalization Weighting. The proportional representation of equity securities in the FT Index is based on each security's total market capitalization (that is, its market price times the number of shares outstanding) relative to other securities in the same market. The percentage of a Series' assets to be invested in each equity security will not deviate significantly from such security's corresponding proportional representation in the relevant component of the FT Index. FT Index values include dividends on portfolio securities based on the most up-to-date indicated annualized rates, adjusted for any interim changes in, and any firm and precise forecasts of, expected dividends. Each Series will reinvest dividends and distributions it receives as soon as practicable.

The FT Index            The Australia Component. The Australia component of
Components              the FT Index consists of stocks that are traded on the
                        Australian Stock Exchange Limited. As of December 29,
                        1995, stocks of 81 issuers were included. The three largest stocks and the approximate percentages of the Australia component represented thereby were Broken
                        Hill Proprietaries (16.3%), National Australia Bank
                        (7.6%) and CRA (5.6%), for a total of 29.5% of the Australia component. The ten largest equity issues in the Australia component represented approximately
                        52.2% of the Australia component. As of December 29,
                        1995, equities of the mining, metals and minerals, commercial and other banking and real estate represented approximately 31.7%, 20.7% and 5.6%, respectively, or a total of 58%, of the Australia component. Equities comprising the Australia component of the FT Index accounted for approximately 83.9% of the aggregate investible Australian market capitalization.

                        The France Component. The France component of the FT Index consists of stocks traded on the Paris Bourse. As of December 29, 1995, stocks of 100 issuers were included. The three largest stocks and the approximate percentages of the France component of the FT Index represented thereby were Elf Aquitaine (5.4%), LVMH-Moet Vuitton (4.9%) and L'Oreal (4.4%), for a total of 14.7% of the France component. The ten largest equity issues in the France component represented approximately 39% of the France component. Equities of the health and personal care, oil and commercial and other banks represented approximately 9.9%, 9.6% and 8.9%, respectively, or a total of 28.4%, of the France component. As of December 29, 1995, equities comprising the France component of the FT Index accounted for approximately 88.2% of the aggregate investible French market capitalization.

                        The Germany Component. The Germany component of the FT Index consists of stocks that are traded on the official (Amtlicher Handel) and the regulated unlisted (Geregelter Markt) markets of the Frankfurt Stock Exchange. As of December 29, 1995, stocks of
                        59 issuers were included. The three largest stocks and the approximate percentages of the Germany component of the FT Index represented thereby were Allianz AG (11.4%), Siemens AG (7.5%) and Daimler Benz AG (6.5%) for a total of 25.4% of the Germany component. The ten largest equity issues in the Germany component represented approximately 56% of the Germany component. Equities of the insurance, commercial and other banking, and chemicals industries represented approximately 17.9%, 15.1% and 13.8%, respectively, or a total of 46.8%, of the Germany component. As of December 29, 1995, equities comprising the Germany component of the FT Index accounted for approximately 89% of the aggregate investible German market capitalization.

                        The Hong Kong Component. The Hong Kong component of the FT Index consists primarily of stocks traded on the Stock Exchange of Hong Kong Limited (the "HKX"). As of December 29, 1995, stocks of 55 issuers (including five issuers listed on the Singapore Stock Exchange but not on the HKX) were included. The three largest stocks and the approximate percentages of the Hong Kong component represented thereby were Hutchison Whampoa (10.3%), Hong Kong Telecomm (9.4%) and Sun Hung Kai Properties (8.9%), for a total of 28.6% of the Hong Kong component. The ten largest equity issues in the Hong Kong component represented approximately 62% of the Hong Kong component. Equities of the real estate, utilities, and diversified consumer goods industries represented approximately 37.0%, 18.7% and 12.7%, respectively, or a total of 68.4%, of the Hong Kong component. As of December 29, 1995, equities comprising the Hong Kong component of the FT Index accounted for approximately 85.7% of the aggregate investible market capitalization of Hong Kong.

                        The Italy Component. The Italy component of the FT Index consists of stocks on the official list (Listino della Borsa) of the Italian Stock Exchange. As of December 29, 1995, stocks of 59 issuers were included. The three largest stocks and the approximate percentages of the Italy component represented thereby were Generali (13.9%), Telecom Italia Mobile (8.4%) and Stet (7.8%), for a total of 30.1% of the Italy component. The ten largest equity issues in the Italy component represented approximately 61% of the Italy component. Equities of the utilities, insurance and automobile industries represented approximately 29.6%, 24.5% and 9.7%, respectively, or a total of 63.8%, of the Italy component. As of December 29, 1995, equities comprising the Italy component of the FT Index accounted for approximately 89.7% of the aggregate investible Italian market capitalization.

                        The Japan Component. The Japan component of the FT Index consists of stocks traded on the first and second sections of the Tokyo Stock Exchange and the first section of the Osaka Stock Exchange. As of December 29, 1995, stocks of 483 issuers were included. The three largest stocks and the approximate percentages of the Japan component represented thereby were Toyota Motor (2.8%), Industrial Bank of Japan (2.5%) and Mitsubishi Bank (2.4%), for a total of 7.7% of the Japan component. The ten largest equity issues in the Japan component represented approximately 21% of the Japan component. Equities of the commercial and other banks, financial institutions and utilities represented approximately 22.5%, 6.2% and 6.1%, respectively, or a total of 34.8%, of the Japan component. As of December 29, 1995, equities comprising the Japan component of the FT Index accounted for approximately 83.1% of the aggregate investible Japanese market capitalization.

                        The South Africa Component. The South Africa component of the FT Index consists of stocks that are traded on the Johannesburg Stock Exchange. As of December 29, 1995, stocks of 45 issuers were included. The three largest stocks and the approximate percentages of the South Africa component represented thereby were Anglo American Corp. (10.1%), De Beers/Centenary (8.2%) and South African Breweries (7.7%), for a total of 26% of the South Africa component. The ten largest equity issues in the South Africa component represented approximately 52% of the South Africa component. Equities of the precious metals and minerals, diversified holding companies and beverages and tobacco industries represented approximately 34.9%, 11.6% and 11.3%, respectively, or a total of 57.8%, of the South Africa component. As of December 29, 1995, equities comprising the South Africa component of the FT Index accounted for approximately 82.2% of the aggregate investible market capitalization of the Johannesburg Stock Exchange.

                        The UK Component. The UK component of the FT Index consists of stocks on the official list of the London Stock Exchange. As of December 29, 1995, stocks of 205 issuers were included. The three largest stocks and the approximate percentages of the UK component represented thereby were Glaxo Wellcome (4.6%), British Petroleum (4.3%) and Shell Transport & Trading (4.0%), for a total of 12.9% of the UK component. The ten largest equity issues in the UK component repre-sented approximately 29% of the UK component. Equities of the commercial and other banks, utilities and health and personal care industries represented approximately 12.5%, 11.8% and 9.7%, respectively, or a total of 34.0%, of the UK component. As of December 29, 1995, equities comprising the UK component of the FT Index accounted for approximately 82.6% of the aggregate investible market capitalization of the United Kingdom.

                        The US Component. The US component of the FT Index consists of stocks traded on the NYSE, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation (NASDAQ) system. As of December 29, 1995, stocks of 639 issuers were included. The three largest stocks and the approximate percentages of the US component represented thereby were General Electric (2.5%), AT&T (2.1%) and Exxon Corp. (2.0%), for a total of 6.6% of the US component. The ten largest equity issues in the US component represented approximately 16% of the US component. Equities of the utilities, health and personal care and commercial and other bank industries represented approximately 13.1%, 11.1% and 7.8%, respectively, or a total of 32%, of the US component. As of December 29, 1995, equities comprising the US component of the FT Index accounted for approximately 73.8% of the aggregate investible market capitalization of the United States.

Investment Management   DMG will act as investment adviser to the
                        Fund and, subject to the supervision of
                        the Board of Directors of the Fund, will be responsible for management of each Series' affairs, including providing certain administrative services and services in connection with the lending of portfolio securities, pursuant to an Investment
                        Management Agreement entered into with the Fund with respect to each Series. The Adviser receives a fee from the Fund for its services. See "Fees" in this Prospectus and "Investment Advisory, Management and
                        Administrative Services--The Investment Adviser" in the
                        Statement of Additional Information. DMG is organized under Delaware law and is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act"). DMG is a wholly owned indirect subsidiary of Deutsche Bank AG, a major
                        German banking institution ("Deutsche Bank").

                        DMG is engaged in the securities underwriting and securities brokerage businesses. The principal business address of DMG is 31 West 52nd Street,
                        New York, New York 10019. Subject to obtaining the best price together with efficient execution, the Fund may place orders for the purchase and sale of securities for the Fund's portfolio with both DMG and/or Deutsche Bank, among other brokers and dealers, and incur brokerage commissions for such transactions. Except as permitted by exemptive order or applicable rule or regulation, no purchase or sale transaction on a principal basis will be done with DMG, Deutsche Bank or their affiliates in securities, foreign currency or other assets. Deutsche Bank and its affiliates may have commercial lending relationships with companies whose securities may be held by a Series of the Fund.

Distributor             ALPS Mutual Funds Services, Inc. is the Distributor of
                        CB Shares(SM) (see "CB Shares(SM)" below). Its address is 370 17th Street, Suite 2700, Denver, Colorado
                        80202, and investor information can be obtained by calling 1-800-CB-INFOS. CB Shares(SM) will be sold by the Fund and distributed only in Creation Unit size aggregations, as described below under "Purchase and Issuance of Fund Shares in Creation Unit
                        Aggregations". CB Shares(SM) in less than Creation
                        Unit size aggregations will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Exchange Act. The Distributor was incorporated in 1986 under Colorado law. The
                        Distributor has entered into a Distribution Agreement with the Fund pursuant to which it will distribute
                        Fund shares. The Distributor will receive fees from the Fund for its services pursuant to the 12b-1 Plans described below. See "Fees" below and "Purchase and Issuance of Fund Shares in Creation Unit
                        Aggregations--The Distributor" in the Statement of Additional Information.

Administrator           State Street will act as Administrator of the Fund
                        pursuant to an Administration Agreement with the Fund and will be responsible for certain clerical, record keeping and bookkeeping services, except those to be performed by the Adviser or by State Street in its capacity as Custodian. See "Investment Advisory,
                        Management and Administrative Services--The
                        Administrator, Custodian and Transfer Agent" in the
                        Statement of Additional Information.

Custodian and Transfer  State Street serves as the Custodian for the cash and
Agent portfolio securities of each Series of the Fund and provides fund accounting services pursuant to a Custodian Agreement between State Street and the Fund. State Street also provides transfer agency services (in such capacity, the "Transfer Agent") pursuant to an agreement with the Fund. State Street, as Custodian and Transfer Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

Fees As Adviser, DMG will be paid a fee, computed daily and paid monthly, at an annual rate of .30% of the average daily net assets of each Series, except for the Hong Kong and South Africa Index Series, for which such annual rate will be .45%, and the US Index Series, for which such annual rate will be .20%, plus in each case 40% of the gross investment income, excluding dividends on securities held in the portfolio, of such Series. See "Summary of Fund Expenses" for the fee for each Series.

                        Pursuant to a plan with respect to each Series (each, a "12b-1 Plan") adopted by the Board of Directors of the Fund under Rule 12b-1 under the 1940 Act, each Series will pay the Distributor such Series' allocable portion of the aggregate distribution services fees payable by all Series of the Fund subject to the Distribution Agreement (the "Distribution Agreement") with the Distributor, equal to .02% per annum of the aggregate average daily net assets ("Aggregate Net Assets") of all such Series up to Aggregate Net Assets of $2.5 billion, plus .015% per annum of Aggregate Net Assets of all such Series in excess of $2.5 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all such Series in excess of $5 billion. Each Series will also pay the Distributor for marketing and promotional services pursuant to a Marketing Agreement with the Distributor (the "Marketing Agreement") such Series' allocable portion of the aggregate marketing fees payable by all Series subject to the Marketing Agreement, equal to .23% per annum of the Aggregate Net Assets of all such Series up to Aggregate Net Assets of $200 million, plus .03% per annum of Aggregate Net Assets of all such Series in excess of $1.5 billion up to $5 billion, plus .02% per annum of Aggregate Net Assets of all such Series in excess of $5 billion up to $10 billion, plus .015 per annum of the Aggregate Net Assets of all such Series in excess of $10 billion. Subject to the approval of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons" of the Fund (as defined under the
                        1940 Act) and have no direct or indirect financial interest in the operation of the 12b-1 Plans, each Series will also pay to the Distributor, on a quarterly basis commencing with such approval, such Series' allocable portion of .01% per annum of the Aggregate Net Assets of all Series in excess of $500 million up to Aggregate Net Assets of $2.5 billion as a contribution toward certain bonus payments to be made by the Distributor to employees engaged in marketing activities with respect to the secondary market for Fund shares. In addition, subject to the aggregate limitation on payments under each 12b-1 Plan, the Fund will pay certain expenses of printing and distributing prospectuses and make payments to certain dealers or other persons which have entered into agreements with the Distributor to provide marketing and stockholder services. Such payments will be made by the Fund to each such dealer or other person at the rate of .05% of the Aggregate Net Assets of all Series subject to such an agreement. To the extent of amounts available under its 12b-1 Plan, each Series will also reimburse the Distributor and/or the Adviser for its costs incurred in producing advertising or marketing material prepared at the request of the Series. The fees paid by a Series under its 12b-1 Plan as compensation for distribution, marketing or stockholder services for that Series may exceed the expenses actually incurred by the recipients of such fees. Aggregate payments under each 12b-1 Plan, including reimbursements to the Adviser or the Distributor of costs of advertising or marketing material, will not exceed, on an annualized basis, .25% of average daily net assets of the applicable Series. Each 12b-1 Plan is subject to approval annually by the Board of Directors. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations The Distributor" in the Statement of Additional Information.

                        The Administrator will receive monthly administrative fees from the Fund at an annual rate of .08% of the average daily net assets of each Series up to $125 million, plus .06% of the average daily net assets of each Series in excess of $125 million up to $250 million and .04% of the average daily net assets of each Series in excess of $250 million, subject to a minimum annual fee for each Series of $95,000. In addition, the Administrator will be reimbursed for its own out-of-pocket costs incurred in providing administration services.

                        In addition to the fees described above, the Fund will be responsible for the payment of expenses that will include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by certain service providers, exchange listing fees, brokerage costs and litigation and extraordinary expenses. In addition, the US Index Series will bear brokerage and other transaction expenses associated with investing the Cash Component (as defined herein) contributed on purchases of Creation Unit aggregations of shares of such Series in portfolio securities of that Series.

CB Shares(SM)           The shares of common stock, par value $.001 per share,
                        of each Series are referred to herein as the "CB
                        Shares(SM)". The CB Shares(SM) of the initial nine series of the Fund are the "Australia CB Shares(SM)", the "France CB Shares(SM)", the "Germany CB
                        Shares(SM)", the "Hong Kong CB Shares(SM)", the "Italy
                        CB Shares(SM)", the "Japan CB Shares(SM)", the "South
                        Africa CB Shares(SM)", the "UK CB Shares(SM)" and the
                        "US CB Shares(SM)". Except in the Creation Unit size aggregations described under "Creation Units" below, CB Shares(SM) are not redeemable securities of the Fund.

Exchange Listing        Application has been made to list the CB Shares(SM) of
and Trading             each Series for trading on the NYSE. The CB Shares(SM)
                        are expected to trade on the NYSE at prices that may differ to some degree from their net asset value. See
                        "Investment Considerations and Risks" and
                        "Determination of Net Asset Value". There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares(SM) of any Series will continue to be met or will remain unchanged. The
                        NYSE may remove the CB Shares(SM) of a Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Series of CB Shares(SM), there are fewer than 50 record and/or beneficial holders of the CB Shares(SM) for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. In addition, the NYSE will remove the CB Shares(SM) from listing and trading upon termination of the Fund.

Creation Units          The Fund will sell and redeem CB Shares(SM) of each
                        Series only in aggregations of a specific number of shares applicable to a Series. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "Redemption of Fund Shares in Creation Unit
                        Aggregations". A Creation Unit of the Japan Index
                        Series consists of 250,000 shares and a Creation Unit of each other Series consists of 100,000 shares. The
                        Board of Directors of the Fund reserves the right to declare a split in the number of CB Shares(SM) outstanding of any Series, and to make a corresponding change in the number of CB Shares(SM) constituting a Creation Unit, in the event that the per CB Share(SM) price in the secondary market rises to an amount that exceeds the desirable retail range.

Investment              An investment in CB Shares(SM) of each Series involves
Considerations and      risks similar to those of investing in a broadly-based
Risks                   portfolio of equity securities traded on exchanges in
                        the countries represented by the relevant FT Index component, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in Fund Series whose portfolios contain securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally greater price volatility; reduced liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

                        The Adviser has advised the Fund that investments in the Hong Kong and South African equity markets in particular may entail special risks of political and economic uncertainty. In 1997, the People's Republic of China will take control of the colony of Hong Kong. The extent to which China may change the regulatory or financial structures of Hong Kong, and the possible adverse effects of any such changes on the Hong Kong equity markets, cannot be predicted. Investors should also be aware that although South Africa currently has a democratic government, risks of political and economic instability remain that could adversely affect the country's equity markets.

                        Each Series of the Fund is classified as "non-diversified" for purposes of the 1940 Act, which means the Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. However, each Series intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986 (the "Code"), which will relieve the Series of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. See "Dividends and Capital Gains Distributions" in this Prospectus and "Taxes" in the Statement of Additional Information.

                        To a limited extent, each Series may purchase stock index futures contracts and options thereon traded on recognized exchanges in the markets relevant to such Series. Each Series may also purchase call options and write (sell) covered put options on securities and indices in such markets. The purpose of purchasing stock index futures and options thereon, purchasing call options and writing put options is to expose cash reserves and short-term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation to such component. The aggregate value of futures contracts and options thereon, plus the segregated assets in respect of such contracts and written put options, any equity securities in which the Fund invests as temporary substitutes for FT Index securities that are unavailable, investment company securities, repurchase agreements and any other temporary cash and short-term investments, will not exceed 5% of the Series' net assets. See "Investment Policies and Restrictions--Other Fund Investments" and "Special Considerations and Risks--Options and Futures" in the Statement of Additional Information.

                        The Fund is a newly organized investment company with no previous operating history. As indicated above, application is being made to list the CB Shares(SM) of each Series on the NYSE. There can be no assurance that active trading markets for the CB Shares(SM) will develop. The Distributor will not maintain a secondary market in CB Shares(SM). See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations--The Distributor" in the Statement of Additional Information. Trading in CB Shares(SM) on the NYSE may be halted due to market conditions or, in light of NYSE rules and procedures, for reasons that, in the view of the NYSE, make trading in CB Shares(SM) inadvisable. In addition, trading in CB Shares(SM) on the NYSE will be subject to trading halts caused by extraordinary market volatility pursuant to NYSE "circuit breaker" rules that require trading in securities on the NYSE to be halted for a specified time period in the event of a specified market decline. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares(SM) of any Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading".

                        The net asset value of the CB Shares(SM) of each Series will fluctuate with changes in the market value of the portfolio securities of the Series and, in each case other than the US Index Series, changes in the market rate of exchange between the US dollar and the Series Currency. The market prices of CB Shares(SM) will fluctuate in accordance with supply and demand on the NYSE. The Fund cannot predict whether the CB Shares(SM) will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for CB Shares(SM) will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the relevant FT Index component trading individually or in the aggregate at any point in time.

                        Because each Series' assets, except those of the US Index Series, will generally be invested in non-U.S. securities, the US dollar equivalent of a Series' net assets would be adversely affected by reductions in the value of such foreign currencies relative to the dollar and would be positively affected by increases in the value of such foreign currencies relative to the dollar. The Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any Series Currency. Each Series may, however, purchase forward contracts, currency futures contracts and options on such contracts and currency call options in the Series Currency (other than the US dollar) up to the aggregate amount of any US dollar-denominated assets to maintain exposure to the Series Currency and may engage in currency transactions for the purpose of meeting the US dollar cash requirements of redemptions of Series shares in Creation Unit size aggregations. See "Investment Policies and Restrictions--Currency Transactions" in the Statement of Additional Information.

                        CB Shares(SM) may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market than the Fund Series. In addition, the securities held by each Series other than the US Index Series will primarily be equity securities of non-U.S. companies, which do not provide all or the same kind of disclosure required by U.S. law and accounting practice.

                        The Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were each concentrated (in excess of 25% of such component) in the stocks of the indicated industry group: Australia--Mining, Metals and Minerals; Hong Kong--Real Estate; Italy--Utilities; and South Africa--Precious Metals and Minerals. The portfolio securities of each corresponding Series will generally have the same industry concentration for as long as its corresponding FT Index component is so concentrated. An investment in the CB Shares(SM) of each such Series therefore involves a greater exposure to the performance and risks associated with the relevant industry group than would be the case if such Series' portfolio securities were more broadly diversified among industry groups. The Adviser has advised the Fund of certain risks associated with such concentrations:

                        Australia - Mining, Metals, and Minerals

                           Australia has known reserves of several major minerals, such as aluminum, copper, and gold, with current production sufficient for domestic demand and exports. Although production has increased in several areas, the mining sector is volatile, with relatively small commodity price rises prompting large-scale investment in new capacity.

                        Hong Kong - Real Estate

                           Despite weakness in the Hong Kong property market, the total return for the Real Estate Sector of the FT Index Hong Kong was over 27% in US dollar terms for 1995. Although property prices have begun to recover from recent declines, this sector faces several risks in the near future. For example, the Hong Kong real estate market may be adversely affected by any increase in interest rates, with consequently higher borrowing costs.

                        Italy - Utilities

                           Italy is preparing for major changes in the utilities industry, specifically the planned privatization of ENEL, the government-controlled national electric power agency. Italian utilities, traditionally a counter-cyclical industry, may be adversely affected by increases in interest rates due to a relatively high level of debt financing in the industry.

                        South Africa - Precious Metals & Minerals

                           South African Precious Metals & Minerals have demonstrated historical volatility in total returns. In 1995, the total return of equities in this sector was -13.58%, versus a five-year annualized return of 9.86%. The risks in this sector include fluctuating gold, diamond and other precious metals prices.

                        Purchasers of Creation Unit aggregations of Shares should also see "Special Considerations and Risks--Continuous Offering" in the Statement of Additional Information.

Dividends and Capital   Dividends from net investment income, including net
Gains Distributions     foreign currency gains, if any, of all Series other
                        than the US Index Series will be declared and paid at least annually and, in the case of the US Index
                        Series, quarterly. Capital gains of each Series, if any, will be distributed at least annually. Dividends and capital gains distributions will be distributed by each Series in US dollars. The Fund does not currently maintain a plan for the automatic reinvestment of cash distributions in additional CB Shares(SM). The Fund will inform stockholders of the amount and nature of all distributions made to them.

Tax Matters             Each Series intends to qualify for and to elect
                        treatment as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Series will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income. Net investment income includes income from dividends and interest and gains and losses from foreign currency transactions net of operating expenses plus the Series' net short-term capital gains in excess of its net long-term capital losses. Each Series intends to distribute at least annually or, in the case of the US
                        Index Series, quarterly to its stockholders all of its net investment income and any net long-term capital gains. See "Taxes--Tax Treatment of the Fund" in the Statement of Additional Information.

                        Dividends paid out of a Series' net investment income and distributions of net realized short-term capital gains in excess of long-term capital losses are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the CB Shares(SM).

                        Dividends and distributions paid by a Series other than the US Index Series generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Series' current and accumulated earnings and profits will generally be treated as a tax-free return of capital to each of the Series' investors to the extent of the investor's basis in its CB Shares(SM) of the Series, and as capital gain thereafter.

                        Since more than 50% of the value of the total assets of each Series other than the US Index Series will consist of stock or securities of foreign corporations at the close of its taxable year, each such Series will be eligible to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by such Series. The foreign income taxes passed through (other than foreign income taxes paid with respect to dividend equivalents received on portfolio securities on loan) may qualify as a deduction against income or as a foreign tax credit against U.S. federal income taxes. Each investor will be notified within 60 days after the close of the Series' taxable year of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

                        The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

                        For further information on taxes, see "Taxes" in the Statement of Additional Information.

Lending of Securities   The Fund may lend securities from the portfolio of
                        each Series to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash, U.S. government securities or other assets that are pledged as collateral to the Fund earn interest, securities lending enables a Series to earn additional income, which may partially offset the expenses of the Series and thereby reduce the effect that expenses have on the Series' ability to provide investment results that substantially correspond to the price and yield performance of the relevant component of the FT Index.
                        These loans may not exceed 33 1/3 % of a Series' total assets. The Fund will comply with the conditions for lending established by the SEC. In connection with these loans, the Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Series is determined, consisting of cash, U.S. government securities or other assets permitted by applicable regulations. A
                        Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The interest income the Series earns from the loan collateral is included in the Series' gross investment income on which a portion of the management fee paid to DMG is based. See "Fees". The Fund will not pay any finder's fees in connection with the lending of portfolio securities. See "Investment
                        Policies and Restrictions Lending Portfolio
                        Securities" in the Statement of Additional Information for further details of the lending transactions.

Investment Restrictions Each Series intends to observe certain limitations on
of the Fund             its investment practices. Specifically, a Series may
                        not:

                           (i) lend any funds or other assets except that a Series may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

                           (ii) issue senior securities or borrow money, except borrowings from banks (which may be from an affiliate of the Adviser) for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Series will not purchase securities while borrowings in excess of 5% of the Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

                           (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets, to secure permitted borrowings, provided that the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions, options, futures contracts and options on futures will not be deemed to be pledges of the Series' assets;

                           (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a particular industry, except that a Series will invest 25% or more of its total assets in a single industry in the event that the relevant component of the FT Index becomes so concentrated.

                        See "The FT Index" in the Statement of Additional Information for a description of the ten most highly represented industry sectors in the FT Index component for each Series. Except with regard to a Series' borrowing policy, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Series' portfolio. With respect to the fundamental restriction set forth in (iv) above, the Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were concentrated (in excess of 25% of such component) in the stocks of the indicated industry groups (as defined by the Consortium):

                           Australia            Mining, Metals and Minerals
                           Hong Kong            Real Estate
                           Italy                Utilities
                           South Africa         Precious Metals and Minerals
                         See "Investment Considerations and Risks". The
                        investment limitations described here, and certain additional limitations described under "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information, may be changed with respect to a Series only with the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940
                        Act) of such Series.

                        For a description of additional investment restrictions of the Fund, see the Statement of Additional Information.

Determination of Net    Net asset value per share for each Series of the Fund
Asset Value             is computed by dividing the value of the net assets of
                        such Series (i.e., the value of its total assets less total liabilities) by the total number of CB
                        Shares(SM) of such Series outstanding, rounded to the nearest cent. Expenses and fees, including management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value.

                        The net asset value per CB Share(SM) of each Series is determined as of the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on each day that the NYSE is open. See "Business Day".

                        In computing a Series' net asset value, the Series' portfolio securities are valued based on their last quoted current sales price (or, if no sales price is available, the arithmetic mean of the most recent bid and asked prices or, if no asked price is available, at the bid price) on the primary exchange or market upon which they trade. However, when market quotations are not readily available, portfolio securities are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined on the primary exchange or market in which they are traded and the close of regular trading on the NYSE will not be reflected in the calculation of a Series' net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

                        The values of portfolio securities denominated in currencies other than the US dollar, determined as described above, are converted into US dollars at the relevant foreign exchange rate for each Series in effect at 4:00 p.m., London time, on the day that the foreign-currency values of the securities are determined.

Board of Directors      The Board of Directors of the Fund has responsibility
                        for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board of Directors and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund Directors and Officers of the Fund".

Capital Stock           The Fund, a Maryland corporation incorporated on
                        August 8, 1994, is currently comprised of nine series of shares of common stock, par value $.001 per share, referred to herein as "CB Shares(SM)": the Australia
                        Index Series, the France Index Series, the Germany
                        Index Series, the Hong Kong Index Series, the Italy
                        Index Series, the Japan Index Series, the South Africa
                        Index Series, the UK Index Series and the US Index
                        Series. The Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.

                        Each CB Share(SM) issued by the Fund will have a pro rata interest in the assets of the corresponding Series. The Fund is currently authorized to issue
                        5 billion shares of common stock, including
                        200 million shares of each of the initial nine Series. Fractional shares may be issued. Each CB Share(SM) has one vote with respect to matters upon which a stockholder vote is required; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Series it will be voted on only by that Series and if a matter affects a particular Series differently from other Series, that Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.

                        The Fund has provisions in its charter and by-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The Board of Directors currently consists of six Directors, divided into three classes. At each annual meeting of stockholders of the

                        Fund, the term of one class expires and the successor or successors elected to such class will serve until the third succeeding annual meeting, provided that, in the event the Fund is not required to hold an annual meeting in one or more years, the term of any class will not exceed five years. These provisions could delay for up to two years the replacement of a majority of the Board of Directors by the stockholders of the Fund. The replacement of a majority of the Board could be delayed for substantially longer periods when the Fund is not required to hold annual stockholder meetings.

                        The Fund expects that, immediately prior to the initial public offering of the CB Shares(SM), the sole holder of the capital stock of each Series will be ALPS. ALPS will therefore be a "control person" of the Fund. Upon the commencement of trading of CB Shares(SM) on the NYSE, each Series may have a number of stockholders each holding more than 5% of the outstanding shares of such Series in Creation Unit size aggregations. Morgan Grenfell & Co. Ltd., an affiliate of the Adviser, is expected initially to be among the control persons of each Series. The Fund cannot predict the length of time that any such persons will remain control persons of a Series.

Book-Entry Only System  DTC will act as securities depositary for the CB
                        Shares(SM). CB Shares(SM) will be represented by global securities, which will be registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for CB Shares(SM).

                        DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of
                        Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

                        Beneficial ownership of CB Shares(SM) will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in CB Shares(SM) (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of CB Shares(SM). The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in CB Shares(SM).

                        So long as Cede & Co., as nominee of DTC, is the registered owner of CB Shares(SM), the registered or record owners of CB Shares(SM) shall not be the Beneficial Owners of CB Shares(SM). Beneficial Owners of CB Shares(SM) will not be entitled to have CB Shares(SM) registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of CB Shares(SM). The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of CB Shares(SM), or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding CB Shares(SM), is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.

                        As described above, the Fund recognizes DTC or its nominee as the owner of all CB Shares(SM) for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Letter of Representations among the Fund, the Transfer Agent and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the CB Share(SM) holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding CB Shares(SM), directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

                        Distributions with respect to CB Shares(SM) of each Series shall be made to DTC or its nominee, Cede & Co., as the registered owner of all CB Shares(SM). The Fund expects that DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in CB Shares(SM) as shown on the records of DTC or its nominee. The Fund also expects that payments by DTC Participants to Indirect Participants and Beneficial Owners of CB Shares(SM) held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such DTC Participants. The Fund will have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such CB Shares(SM), or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

                        DTC may determine to discontinue providing its service with respect to CB Shares(SM) at any time by giving reasonable (currently 90 days') notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of CB Shares(SM), unless the Fund makes other arrangements with respect thereto satisfactory to the NYSE (or such other exchange on which the CB Shares(SM) may be listed).

Business Day            For purposes of purchasing a Creation Unit aggregation
                        of shares, a "Business Day" with respect to each Series other than the US Index Series is any day on which (i) the NYSE, (ii) the stock exchange(s) and subcustodian(s) relevant to such Series and (iii) financial institutions in Massachusetts are open for business and, with respect to the US Index Series, is any day on which the NYSE and financial institutions in Massachusetts are open for business. As of the date of this Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day
                        (Washington's Birthday), Good Friday, Memorial Day
                        (observed), Independence Day, Labor Day, Thanksgiving
                        Day and Christmas Day. The local holidays for each current Series of the Fund are set forth in Appendix A to this Prospectus. Massachusetts financial institutions, such as the Fund's Custodian, are open on all days when the NYSE is open except Columbus Day, Veterans Day and Martin Luther

                        King Day (observed) for such Series. See "Purchase and Issuance of Fund Shares in Creation Unit
                        Aggregations".


Purchase and Issuance   The Fund will issue and sell shares of each Series
of Fund Shares in       only in Creation Unit size aggregations on a
Creation Unit           continuous basis through the Distributor at their net
Aggregations            asset value next determined after receipt of a
                        purchase order in proper form, without an initial sales charge, on any Business Day. See "Business Day".
                        The consideration for purchase of a Creation Unit size aggregation of shares of a Series will be the in-kind deposit of a designated portfolio of equity securities substantially corresponding in composition and weighting to the corresponding FT Index component (the
                        "Fund Basket") and an amount of cash computed as described below (the "Cash Component"). Together, the
                        Fund Basket and the Cash Component constitute the "Fund Deposit" which represents the minimum initial and subsequent investment amount for shares of any Series from the Fund.

                        Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m.
                        New York time, on the previous business day), the names and number of shares of each security constituting the Fund Basket, as determined by the Adviser following the calculation of the net asset value of CB Shares(SM) of each Series after the close of business on the NYSE (currently 4:00 p.m. New York time) on such previous day, will be made available through the Distributor and the facilities of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the SEC. Such Fund Basket for each Series will be in effect on such NYSE business day for redemptions for that Series and for purchases of Creation Unit aggregations of Fund shares of the US Index Series and will be in effect for purchases of Creation Unit aggregations of shares of all other Series on a specified Business Day subsequent to such NYSE business day designated for each such Series. The Business Day on which the shares of a Series are purchased and issued is referred to as an "Issue Date". Each Fund Basket is subject to adjustment by the Adviser to reflect changes known to the Adviser on the date of the announcement of such Fund Basket to be in effect on the Issue Date in the relevant component of the FT Index or resulting from stock splits and other corporate actions. The Fund Basket for each Series will generally change with changes in the corresponding FT Index component. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations--The Fund Basket" in the Statement of Additional Information. Except as described below, the Cash Component will equal the difference between the value of the Fund Basket and the net asset value of a Creation Unit aggregation of shares as determined on the Issue Date. If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares on a Business Day, the Adviser may determine to accept fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket and may request some cash to be substituted for the omitted securities in order to limit the value of the Fund Basket as tendered to the net asset value of the Creation Unit of shares. If an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Basket securities, the Adviser shall have the right, in its discretion, to permit the cash equivalent value of such Fund Basket security or securities to be included as part of the Cash Component in lieu thereof, subject to any applicable cash transaction fee. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the

                        Cash Component to replace any security in the relevant FT Index component which may not be available in sufficient quantity for delivery or for other similar reasons. The Cash Component, as calculated based on delivery in full of the Fund Basket announced for a designated Issue Date, will not exceed 10% of the total purchase price of a Creation Unit aggregation of shares on such date. In the event that the Fund accepts the substitution of cash for omitted Fund Basket securities as described above, however, the Cash Component may in certain limited circumstances exceed 10% of the total purchase price. Securities not accepted as part of the Fund Basket will be returned promptly. The net asset value per share of each Series will be computed as described above under "Determination of Net Asset Value" at the close of business on the NYSE (currently 4:00 p.m., New York time). Tendered securities in the Fund Basket will be valued in the same manner as the relevant Series values its portfolio securities.

                        The Fund Basket must be delivered for receipt on the Issue Date (provided that for the France Index Series and the South Africa Index Series delivery of the Fund Basket must be made on the day prior to the Issue
                        Date) into an account maintained at the Custodian, in the case of the US Index Series (unless the Fund Basket is delivered by the CB Shares(SM) Clearing Process as described below), or at the applicable local subcustodian, in the case of each other Series. Delivery procedures of local subcustodians will vary from country to country.

                        Purchase orders for Creation Unit size aggregations of shares may be placed with the Distributor only by an "Authorized Participant", i.e., a DTC Participant who has entered into an Authorized Participant Agreement (as the same may be amended from time to time, the "Authorized Participant Agreement") with the Fund, the Distributor and State Street, as Custodian and Transfer Agent for the Fund. The Authorized Participant Agreement sets forth procedures for the purchase and redemption of Creation Unit aggregations of Fund shares that supplement those discussed in this Prospectus and the Statement of Additional Information. The Fund does not expect to enter into Authorized Participant Agreements with more than a few Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase Creation Unit size aggregations of shares from the Fund. A list of the Authorized Participants may be obtained from the Distributor. These arrangements include making available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the cash transaction fee described below.

                        For a purchase order submitted by an Authorized Participant (on its own or on another investor's behalf), other than one submitted through the CB Shares(SM) Clearing Process (as defined below) for CB Shares(SM) of the US Index Series, to be in "proper form" means that a properly completed purchase order has been submitted to the Distributor not later than 4:00 p.m., New York time, on the intended Issue Date; that delivery of the applicable Fund Basket has been confirmed on such date by the Custodian; and that arrangements satisfactory to the Fund have been made for the payment to the Custodian on such date of the Cash Component (together with the Cash Component transaction fee applicable to each Series other than the US Index Series), as next determined upon computation of the net asset value of shares of the Series at 4:00 p.m. on such Issue Date. Currently, information needed to confirm the delivery of the Fund Basket will generally be available to the Custodian by 3:00 p.m., New York time, in the case of the US Index Series and by 1:00 p.m., New York time, in the case of the other Series. The Fund, and the Distributor on behalf of the Fund, reserve the right to reject any order.

                        In the case of the US Index Series, an Authorized Participant that is a participant in the Continuous Net Settlement ("CNS") System of the NSCC may alternatively deliver the Fund Basket and the Cash Component through the CNS clearing processes of the NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Unit size aggregations of CB Shares(SM) of the US Index Series (referred to herein as the "CB Shares(SM) Clearing Process"). In such event, a purchase order to be effective on a particular Issue Date will be deemed in proper form if it is received by 4:00 p.m., New York time, as described above on such date and the other procedures with respect to the CB Shares(SM) Clearing Process set forth in the Authorized Participant Agreement are followed. The Distributor will upon request provide a list of Authorized Participants that are participants in the CNS System of the NSCC. For additional information about the use of the CB Shares(SM) Clearing Process, see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

                        A cash transaction fee payable to the Fund is imposed on purchases of Creation Unit aggregations of shares of all Series other than the US Index Series only on the amount of the Cash Component to compensate the Fund for the brokerage and other costs of investing the cash in portfolio securities of the applicable Series. Investors are also responsible for payment of the costs of transferring the Fund Basket securities to the Fund and, in the case of the Australia, South Africa and UK Index Series, all applicable stock transfer taxes or stamp duties. See "Summary of Fund Expenses".

                        The foregoing procedures for purchase of Creation Units of CB Shares(SM) are subject to modifications applicable to an alternative purchase option contemplated by the Fund. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations--Possible Alternative Purchase Procedure Option" in the Statement of Additional Information.

                        Purchase orders for Creation Unit aggregations of shares may be directed to the Distributor through an Authorized Participant by a dealer which has entered into an agreement with the Distributor for solicitation of purchases of Creation Unit aggregations of shares.

                        The acquisition of CB Shares(SM) of each Series by investment companies is subject to the restrictions of
                        Section 12(d)(1) of the 1940 Act.

                        Absent an applicable exemption, beneficial owners of 10% of the CB Shares(SM) of any Series will be subject to the insider reporting, short-swing profit and short sale provisions under the Exchange Act. The Exchange Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of CB Shares(SM) of a Series within any period of less than six months is recoverable by the Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and changes in ownership of CB Shares(SM) within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of CB Shares(SM).

                        See "Distributor" and "Fees", above, and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations--The Distributor" in the Statement of Additional Information, for additional information concerning the distribution arrangements for Fund shares. For additional details concerning the purchase of CB Shares(SM) from the Fund in Creation Unit aggregations and information about the initial issuance of Creation Units of each Series and the commencement of trading of CB Shares(SM) on the NYSE, see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Fund      CB Shares(SM) in less than Creation Unit size
Shares in Creation      aggregations are not redeemable. CB Shares(SM) of a
Unit Aggregations       Series will be redeemed by the Fund only in Creation
                        Unit size aggregations on any day that the NYSE is open for trading at their net asset value next determined after receipt of a redemption request in proper form by the Transfer Agent on behalf of the Fund. "Proper form" for a redemption request, other than one submitted through the CB Shares(SM) Clearing
                        Process for CB Shares(SM) of the US Index Series, means receipt of a duly completed redemption request form by the Transfer Agent from an Authorized
                        Participant by 4:00 p.m., New York time, on any day the NYSE is open, and delivery of the shares being redeemed to the Transfer Agent through the facilities of DTC by 4:00 p.m. on such day. Creation Units of CB
                        Shares(SM) of the US Index Series may also be redeemed through the CB Shares(SM) Clearing Process, as described below. Requests for redemption may not be made to the Distributor. On Columbus Day, Veterans Day and Martin Luther King Day when the NYSE is open but DTC and NSCC facilities for transfer of securities are closed, CB Shares(SM) must be delivered to the Transfer Agent at the opening of business on the business day following the day the redemption request is received. Except in the case of redemption through the CB Shares(SM) Clearing Process, if the Transfer
                        Agent does not receive the redeeming investor's CB
                        Shares(SM) through DTC facilities by 4:00 p.m. on the same day that the redemption request is received or, in the case of the aforementioned DTC and NSCC holidays, at the opening of business on the following day, the redemption request shall be rejected and may be resubmitted the next day that the NYSE is open for business. Investors other than Authorized Participants must make arrangements through an Authorized
                        Participant in order to redeem their Creation Unit aggregations of shares. Such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants. Authorized Participants will not charge any fee for handling redemptions of CB
                        Shares(SM). Investors who use the services of a broker or other such intermediary may be charged a fee for their services. The Distributor will furnish a list of the Authorized Participants on request.

                        The Fund generally will redeem a Creation Unit aggregation of shares of any Series principally on an in-kind basis for a Fund Basket as announced by the Distributor on the NYSE trading day prior to the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Basket, less the redemption cash transaction fee described below.

                        If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares, the Adviser may determine that fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket will be required to be delivered and an amount of cash may be substituted for the omitted securities in order to limit the value of the redemption proceeds to the net asset value of the Creation Unit aggregation of shares being redeemed. At its sole option, the Fund may pay redemption proceeds entirely in cash or include additional amounts of cash as redemption proceeds in order to provide for timely delivery of such proceeds in accordance with applicable regulations as described below.

                        Normally, cash redemption proceeds will be paid as soon as practicable after the date the redemption request is received in proper form (usually one business day), but in any event not later than seven calendar days after the date of redemption. In-kind redemption proceeds will be delivered within the time permitted by applicable law and regulations. Subject to applicable law or SEC rule, enforcement position or order, the time for such delivery in some cases could be extended, but not later than seven calendar days from the date of redemption (other than in the case of the Japan Index Series and the UK Index Series where in accordance with an SEC order because of local holidays, delivery may be made in some cases within a few additional days). See Appendix A to this Prospectus. The Fund reserves the right to redeem Creation Unit aggregations of shares entirely for cash when local holiday schedules or other unforeseen circumstances in the relevant local markets would otherwise result in deliveries of in-kind redemption proceeds after the time permitted by applicable regulations or SEC order. See "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

                        Redemptions of Creation Units of the US Index Series may be made through the CB Shares(SM) Clearing Process. In any such case, State Street as Custodian, Transfer Agent and Index Receipt Agent (as such term is used in rules of the NSCC) will effect a transfer of the cash redemption payment and the Fund Basket of securities through the facilities of the NSCC as more fully described under "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information. Investors may, upon request, obtain a list of the Authorized Participants eligible to use the CB Shares(SM) Clearing Process by calling 800-CB-INFOS.

                        Investors may purchase CB Shares(SM) in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit size aggregation of CB Shares(SM). Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of CB Shares(SM) to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each Series, based on FT Index values at December 29, 1995, is indicated in Note 1 under "Summary of Fund Expenses".

                        For additional details concerning the redemption of Fund shares in Creation Unit aggregations, see "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

                        A cash redemption transaction fee payable to each Series of the Fund other than the US Index Series is imposed only on the cash portion of the redemption proceeds, as described above, to offset brokerage and other transaction costs that may be incurred by the Series. Investors will also bear the costs of transferring the Fund Basket securities from the Fund to their account or on their order and, in the case of the Japan Index Series, all applicable stock transfer taxes. See "Summary of Fund Expenses".

                        Because the portfolio securities of a Series may trade on the relevant exchange(s) on days that the NYSE is closed or are otherwise not Business Days for such Series, stockholders may not be able to purchase or redeem, as the case may be, Creation Unit aggregations of shares of such Series, or to purchase or sell CB Shares(SM) on the NYSE, on days when the net asset value of such Series could be significantly affected by price movements in the relevant foreign markets. Similarly, on any of the three days when Massachusetts financial institutions are closed but both the relevant foreign exchange and the NYSE are open, stockholders will not have the ability to purchase Creation Unit aggregations of shares when price movements in the foreign market could significantly affect their prices.

                        A stockholder redeeming CB Shares(SM) in Creation Unit aggregations will generally receive redemption proceeds in the form of the applicable Fund Basket and will be required to sell such securities proceeds for its own account if the stockholder desires to obtain cash. Because such securities proceeds may be delivered several days after the date of redemption, the stockholder may receive significantly less cash proceeds than the redemption value of the CB Shares(SM) redeemed due to intervening fluctuations in the market value of such securities and, in the case of each Series other than the US Index Series, exchange rate fluctuations between the applicable Series Currency and the US dollar. In addition, such stockholder may incur certain transaction costs and significant commission expenses with respect to the sale of such securities proceeds.

Available Information   This Prospectus does not contain all the information
                        included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of Additional Information, may be examined at the office of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the NYSE, 20
                        Broad Street, New York, New York 10005.

                        Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                        Stockholder inquiries may be directed to the Fund in writing, c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019, and by telephone, to (212) 469-8000.

                                  Appendix A

                    The CountryBaskets(SM) Index Fund, Inc.
                                Local Holidays*


             Series                             Local Holidays
    The Australia Index       New Year's Day (1/1/96), Australia Day (1/26/96),
    Series                    Good Friday (4/5/96), Easter Monday (4/8/96),
                              ANZAC Day (4/25/96), Queen's Birthday (6/10/96),
                              Bank Holiday (8/5/96), Labour Day (10/7/96),
                              Christmas Day (12/25/96) and Boxing Day (12/26/96)

    The France Index Series   New Year's Day (1/1/96), Good Friday (4/5/96),
                              Easter Monday (4/8/96), Labour Day (5/1/96),
                              Victory Day (5/8/96), Ascension Day (5/16/96),
                              Whit Monday (5/27/96), National Day (7/14/96),
                              Assumption Day (8/15/96), All Saints Day
                              (11/1/96), Armistice Day (11/11/96) and Christmas
                              Day (12/25/96)

    The Germany Index         New Year's Day (1/1/96), Epiphany Day (1/6/96),
    Series                    Carnival (2/19/96), Good Friday (4/5/96), Easter
                              Monday (4/8/96), Labour Day (5/1/96), Ascension
                              Day (5/16/96), Whit Monday (5/27/96), Corpus
                              Christi Day (6/6/96), Assumption Day (8/15/96),
                              German Unity Day (10/3/96), All Saints Day
                              (11/1/96), Prayer & Repentance (11/20/96),
                              Christmas Eve (12/24/96), Christmas Day
                              (12/25/96), Christmas Holiday (12/26/96) and New
                              Year's Eve (12/31/96)

    The Hong Kong Index       New Year's Day (1/1/96), Lunar New Year (2/19/96),
    Series                    Day After LNY (2/20/96 and 2/21/96), Ching Ming
                              Festival (4/4/96), Good Friday (4/5/96), Easter
                              Saturday (4/6/96), Easter Monday (4/8/96), Queen's
                              Birthday (6/17/96), Tueng Ng Festival (6/20/96),
                              Liberation Day (8/26/96), Mid Autumn Festival
                              (9/28/96), Chung Yeung Festival (11/21/96),
                              Christmas Day (12/25/96) and Boxing Day (12/26/96)

    The Italy Index Series    New Year's Day (1/1/96), Epiphany Day (1/6/96),
                              Easter Monday (4/8/96), Liberation Day (4/25/96),
                              Labour Day (5/1/96), Assumption Day (8/15/96), All
                              Saints Day (11/1/96), Immaculate Conception
                              (12/8/96), Christmas Day (12/25/96) and Christmas
                              Holiday (12/26/96)

    The Japan Index Series    Bank Holiday (1/1/96, 1/2/96 and 1/3/96), Coming
                              of Age Day (1/15/96), National Foundation Day
                              (2/12/96), Vernal Equinox (3/20/96),
                              Constitutional Memorial Day (5/3/96), National
                              Holiday (5/4/96), Children's Day (5/6/96), Youth
                              Day (6/16/96), Respect For Aged (9/16/96),
                              Autumnal Equinox (9/23/96), Health Sports Day
                              (10/10/96), Culture Day (11/4/96), Labor-
                              Thanksgiving Day (11/23/96), Emperor's Birthday
                              (12/23/96) and Bank Holiday (12/31/96)



    * Days that are not Business Days for purchases of Creation Unit aggregations of shares of the indicated Series. The dates on which such holidays fall during 1996 are indicated in parentheses. In addition to the days listed in the table, days on which the NYSE or financial institutions in Massachusetts are closed for business are not Business Days for any Series. See "Business Day".

    The South Africa Index    New Year's (1/1/96), Human Rights Day (3/21/96),
    Series                    Good Friday (4/5/96), Family Day (4/17/96),
                              Constitution Day (4/27/96), Worker's Day (5/1/96),
                              Women's Day (8/9/96), Heritage Day (9/26/96), Day of Reconciliation (12/16/96), Christmas Day
                              (12/25/96) and Day of Goodwill (12/26/96)

    The UK Index Series       New Year's Day (1/1/96), Good Friday (4/5/96),
                              Easter Monday (4/8/96), May Day (5/6/96), Spring
                              Bank Holiday (5/27/96), Summer Bank Holiday
                              (8/26/96), Christmas Day (12/25/96), Boxing Day
                              (12/26/96)

    The US Index Series       New Year's Day (1/1/96), Martin Luther King Day
                              (1/15/96), President's Day (2/19/96), Good Friday
                              (4/5/96), Memorial Day (5/27/96), Independence Day
                              (7/4/96), Labor Day (9/2/96), Columbus Day
                              (10/14/96), Veteran's Day (11/11/96), Thanksgiving
                              Day (11/28/96) and Christmas Day (12/25/96)


      Instances in 1996 in which local holidays will require a time period longer than seven calendar days for delivery of in-kind redemption proceeds for the Japan Index Series and the UK Index Series are set forth below.

   The Japan Index Series

          Redemption              Redemption               Period in
         Request Date            Delivery Date           Calendar Days

           12/26/96                 1/6/97                    11

           12/27/96                 1/7/97                    11

           12/30/96                 1/8/97                     9

           12/31/96                 1/8/97                     8


   The UK Index Series

          Redemption              Redemption               Period in
         Request Date            Delivery Date           Calendar Days

            3/29/96                 4/9/96                    11

            4/1/96                  4/10/96                    9

            4/2/96                  4/11/96                    9

            4/3/96                  4/12/96                    9

            4/4/96                  4/15/96                   11

            4/29/96                 5/7/96                     8

            4/30/96                 5/8/96                     8

          Redemption              Redemption               Period in
         Request Date            Delivery Date           Calendar Days

            5/1/96                  5/9/96                     8

            5/2/96                  5/10/96                    8

            5/3/96                  5/13/96                   10

            5/20/96                 5/28/96                    8

            5/21/96                 5/29/96                    8

            5/22/96                 5/30/96                    8

            5/23/96                 5/31/96                    8

            5/24/96                 6/3/96                    10

            8/19/96                 8/27/96                    8

            8/20/96                 8/28/96                    8

            8/21/96                 8/29/96                    8

            8/22/96                 8/30/96                    8

            8/23/96                 9/2/96                    10

           12/18/96                12/27/96                    9

           12/19/96                12/30/96                   11

           12/20/96                12/31/96                   11

           12/23/96                 1/2/97                    10

           12/24/96                 1/3/97                    10

           12/26/96                 1/3/97                     8

           12/27/96                 1/6/97                    10

           12/30/96                 1/7/97                     8

           12/31/96                 1/8/97                     8

                                                                       Page


            Table of Contents of       General Description of the Fund
            Statement of Additional    Investment Policies and Restrictions
            Information                Special Considerations and Risks
                                       The FT Index
                                       Exchange Listing and Trading
                                       Reasons for Investors to Purchase
                                           CB Shares(SM)
                                       Management of the Fund
                                       Investment Advisory, Management and
                                           Other Services
                                       Brokerage Transactions
                                       Purchase and Issuance of Fund Shares in
                                          Creation Unit Aggregations
                                       Redemption of Fund Shares in Creation
                                          Unit Aggregations
                                       Determining Net Asset Value
                                       Dividends and Distributions
                                       Taxes
                                       Capital Stock and Stockholder Reports
                                       Counsel and Independent Accountants
                                       Report of Independent Accountants
                                       Statement of Assets and Liabilities
                                       Notes to Financial Statements


                        APPENDICES
                           A. FT-Actuaries  Australia Index Constituency
                              Summary
                           B. FT-Actuaries  France Index Constituency Summary
                           C. FT-Actuaries  Germany Index Constituency Summary
                           D. FT-Actuaries  Hong Kong Index Constituency
                              Summary
                           E. FT-Actuaries  Italy Index Constituency Summary
                           F. FT-Actuaries  Japan Index Constituency Summary
                           G. FT-Actuaries  South Africa Index Constituency
                              Summary
                           H. FT-Actuaries  UK Index Constituency Summary
                           I. FT-Actuaries  US Index Constituency Summary

 Investment Adviser
 Deutsche Morgan Grenfell/C. J. Lawrence Inc.             [Logo]
 31 West 52nd Street
 New York, New York 10019
 Administrator
 State Street Bank and Trust Company
 225 Franklin Street
 Boston, Massachusetts  02110
 Custodian and Transfer Agent                THE COUNTRYBASKETS(SM) INDEX
 State Street Bank and Trust Company                   FUND, INC.
 225 Franklin Street
 Boston, Massachusetts  02110
 Distributor
 ALPS Mutual Funds Services, Inc.
 370 Seventeenth Street, Suite 2700
 Denver, Colorado  80202
 Investor Information:  1-800-CB-INFOS

            TABLE OF CONTENTS                        _____________
                                  Page
  Prospectus Summary  . . . . . .   4
  Summary of Fund Expenses  . . .   9                 PROSPECTUS
  The Fund  . . . . . . . . . . .  15
    The CountryBaskets(SM) Index                    _____________
       Fund, Inc. and its
       Investment Objective . . .  15
     Investment Policies  . . . .  15               ______ __, 1996
     FT/S&P Actuaries World
       Indices(TM)  . . . . . . .  17
     The FT Index Components  . .  18
     Investment Management  . . .  21
     Distributor  . . . . . . . .  22
     Administrator  . . . . . . .  22
     Custodian and Transfer Agent  22         No person has been authorized
     Fees . . . . . . . . . . . .  22    to give any information or to make
     CB Shares(SM)  . . . . . . .  24    any representations other than
     Exchange Listing and Trading  24    those contained in this Prospectus
     Creation Units . . . . . . .  25    in connection with the offer of the
     Investment Considerations and       Fund's shares made by this
       Risks  . . . . . . . . . .  25    Prospectus, and, if given or made,
     Dividends and Capital Gains         such information or representations
       Distributions  . . . . . .  28    must not be relied upon as having
     Tax Matters  . . . . . . . .  28    been authorized by the Fund. This
     Lending of Securities  . . .  29    Prospectus does not constitute an
     Investment Restrictions of          offer to sell, or a solicitation of
       the Fund . . . . . . . . .  30    an offer to buy, any shares in any
     Determination of Net Asset          jurisdiction in which such offer to
       Value  . . . . . . . . . .  31    sell or solicitation of an offer to
     Board of Directors . . . . .  32    buy may not lawfully be made.
     Capital Stock  . . . . . . .  32
     Book-Entry Only System . . .  33         Dealers effecting transactions
     Business Day . . . . . . . .  35    in the shares, whether or not
     Purchase and Issuance of Fund       participating in this distribution,
       Shares in Creation Unit           are required to deliver a pros-
       Aggregations . . . . . . .  36    pectus. This is in addition to
     Redemption of Fund Shares in        any obligation of dealers to
       Creation Unit Aggregations  39    deliver a prospectus when
     Available Information  . . .  42    acting as underwriters.
  Appendix A  . . . . . . . . . . A-1
  Table of Contents of Statement                   SUBJECT TO COMPLETION
    of Additional Information                     DATED FEBRUARY 28, 1996

               SUBJECT TO COMPLETION, DATED FEBRUARY 28, 1996



                  THE COUNTRYBASKETS(SM) INDEX FUND, INC.

                    Statement of Additional Information



















                                        , 1996




This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated ________, 1996 (the "Prospectus") for The CountryBaskets(SM) Index Fund, Inc. (the "Fund") as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge from ALPS Mutual Funds Services, Inc. at the address set forth herein.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

TABLE OF CONTENTS
                                                                       Page

   General Description of the Fund  . . . . . . . . . . . . . . . . .   1
   Investment Policies and Restrictions . . . . . . . . . . . . . . .   1
   Special Considerations and Risks . . . . . . . . . . . . . . . . .  13
   The FT Index . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   Exchange Listing and Trading . . . . . . . . . . . . . . . . . . .  31
   Reasons for Investors to Purchase CB Shares(SM)  . . . . . . . . .  32
   Management of the Fund . . . . . . . . . . . . . . . . . . . . . .  34
   Investment Advisory, Management and Other Services . . . . . . . .  39
   Brokerage Transactions . . . . . . . . . . . . . . . . . . . . . .  40
   Purchase and Issuance of Fund Shares in Creation Unit Aggregations  41
   Redemption of Fund Shares in Creation Unit Aggregations  . . . . .  51
   Determining Net Asset Value  . . . . . . . . . . . . . . . . . . .  55
   Dividends and Distributions  . . . . . . . . . . . . . . . . . . .  56
   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
   Capital Stock and Stockholder Reports  . . . . . . . . . . . . . .  59
   Counsel and Independent Accountants  . . . . . . . . . . . . . . .  59
   Report of Independent Accountants  . . . . . . . . . . . . . . . .  60
   Statement of Assets and Liabilities  . . . . . . . . . . . . . . .  61
   Notes to Financial Statements  . . . . . . . . . . . . . . . . . .  62

APPENDICES                  ____________________
            "The CountryBaskets Index Fund, Inc.", "CountryBaskets" and "CB Shares" are service marks of Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"). DMG has filed applications for registration of such service marks with the U.S. Patent and Trademark Office. The Fund is an authorized licensee of such marks.
                                   ______
      "Financial Times/Standard & Poor's Actuaries World Indices" and "FT/S&P Actuaries World Indices" are trademarks of The Financial Times Limited ("FT") and Standard & Poor's ("S&P") and have been licensed for use by DMG. The Fund is an authorized sublicensee thereof. The Fund and the CB Shares(SM) are not sponsored, endorsed, sold or promoted by FT or S&P and neither FT nor S&P makes any representation regarding the advisability of investing therein.
                            ____________________

      The Fund and the securities described herein (the "Products") have been produced by reference to various country indices included in the FT/S&P Actuaries World Indices(TM) (the "Indices"), copyright 1996, which are owned and jointly compiled by FT-SE International Limited ("FT-SE"), Goldman, Sachs & Co. ("GS") and S&P in conjunction with the Institute of Actuaries and the Faculty of Actuaries (together with FT-SE, GS and S&P, the "Owners"). NatWest Securities Limited was a co-founder of the Indices.

      The Products are not sponsored, endorsed, sold or promoted by the Owners. The Owners make no warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general stock market performance. The Owners' only relationship to Deutsche Morgan Grenfell/C. J. Lawrence Inc.
      (the "Licensee") is the licensing of certain trademarks and trade names and of the Indices, which are determined, composed and calculated without regard to the Licensee or the Products. The Owners have no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Indices. The Owners are not responsible for and have not participated in the determination or calculation of the equation by which the Products are to be converted into cash. The Owners have no obligation or liability in connection with the administration, marketing or trading of the Products.

      The Owners do not guarantee the accuracy and/or the completeness of the Indices or any data included therein and the Owners shall have no liability for any errors, omissions or interruptions therein. The Owners make no express or implied warranties, and expressly disclaim all warranties of quality or merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Owners have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

      The FT-Actuaries World Indices(TM) were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and FT in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., joined FT and Goldman, Sachs & Co. as a co-publisher of the FT-Actuaries World Indices(TM), now known as the Financial Times/Standard & Poor's Actuaries World Indices(TM) or FT/S&P Actuaries World Indices(TM). The FT/S&P Actuaries World Indices(TM) are a continuation of the FT-Actuaries World Indices(TM). Following the current transition period, FT and S&P will jointly calculate the indices. In November 1995, FT transferred its ownership rights in the FT/S&P Actuaries World Indices(TM) to FT-SE, a company jointly owned by FT, the London Stock Exchange and the Institute of Actuaries. By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and S&P will calculate the U.S. indices. The Fund is not sponsored by or affiliated with S&P, FT-SE or FT. References herein to the "FT Index" and to certain index data prior to May 23, 1995 are to the FT-Actuaries World Index(TM); references thereafter are to the FT/S&P Actuaries World Indices(TM).
                            ____________________

      Unless otherwise specified, all references in this Statement of Additional Information ("SAI") to "dollars", "US $" or "$" are to United States dollars, all references to "A$" are to Australian dollars, all references to "FF" are to French francs, all references to "DM" are to Deutsche marks, all references to "HK $" are to Hong Kong dollars, all references to "Lit." are to Italian lira, all references to "Y" are to Japanese Yen, all references to "CR" are to South African commercial rands (a currency abandoned as of March 20, 1995), all references to "R" are to South African rands and all references to "L" are to pounds sterling. On __________, 1996, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: A$____________, FF____________, DM____________, HK$____________,
Lit. ____________, Y____________, R____________ and L____________. Some
numbers in this SAI have been rounded. All US-dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                      GENERAL DESCRIPTION OF THE FUND

      The CountryBaskets(SM) Index Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund was incorporated under the laws of the State of Maryland under the name "Eurofund, Inc." on August 8, 1994. The Fund is authorized to issue shares of common stock, with a par value of $.001 per share, in one or more series. The Fund's shares of common stock (sometimes referred to herein as "CB Shares(SM)" or "CountryBaskets(SM)") currently are issued in nine series (each, a "Series"): the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series.


                    INVESTMENT POLICIES AND RESTRICTIONS

      The following information supplements and should be read in conjunction with the sections entitled "Investment Policies" and "Investment Restrictions of the Fund" in the Prospectus.

      Each of the initial nine Series will seek to remain fully invested, except to the extent described below under "Other Fund Investments", in a portfolio of common stocks and other equity securities which will provide investment results that substantially correspond to the price and yield performance of the corresponding country component of the FT Index. Brief descriptions of the equity markets in which the Fund Series will be invested are provided below. Unless otherwise indicated, numerical data set forth below with respect to the equity markets represented by the Series of the Fund were provided by Goldman, Sachs & Co. Neither the Fund nor the Adviser has independently verified such data.

The Australian Equity Markets

      General Background. Publicly traded Australian equity securities are listed on the Australian Stock Exchange Limited ("ASX"), which maintains wholly-owned subsidiary exchanges in Sydney, Adelaide, Brisbane, Hobart, Melbourne and Perth. The local exchange hours are 10:00 a.m. to 4:00 p.m. (6:00 p.m. - 12:00 a.m. Eastern Standard Time ("EST")). Only equity securities traded on the ASX are currently eligible for inclusion in the Australia component of the FT Index.

      Reporting, Accounting, and Auditing. Australian reporting, accounting, and auditing practices are regulated by the Australian Securities Commission. These practices bear many similarities to American standards, but differ significantly in some important respects. In general, Australian corporations are not required to provide all of the disclosure required by American law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the total market capitalization of the Australian equity markets was approximately A$304.3 billion, or US $227.1 billion. The aggregate "investible" market capitalization (as defined by the World Index Policy Committee ("WIPC") of the FT Index, described below under "The FT Index-World Index Policy Committee") of Australia was approximately A$269.4 billion, or US $201.1 billion, as of December 29, 1995. The leading major market index is the All Ordinaries Index, owned and published by the ASX. The estimated 1995 Gross Domestic Product ("GDP") of Australia, based on data provided by the Adviser, was US$346.7 billion.

The French Equity Markets

      General Background. Equity securities trade on the Bourse de Paris (Paris Stock Exchange), which since 1991 lists all of the securities previously traded on France's seven regional stock exchanges. Trading in most of the stocks listed on the Bourse takes place through the Cotation Assistee en Continu (CAC), a computer order-driven trading system. The local exchange hours for the Paris Stock Exchange are 10:00 a.m. - 5:00 p.m. (4:00 a.m. - 11:00 a.m. EST). Only equities traded on the Official List (Marche Officiel) are currently eligible for inclusion in the France component of the FT Index.

      Reporting, Accounting, and Auditing. Although French reporting, accounting, and auditing practices are considered rigorous by European standards, they are not identical to U.S. standards in some important respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995 the total market capitalization of the French equity markets was approximately FF2,515.1 billion, or US $514.3 billion. The aggregate investible market capitalization (as defined by the WIPC) of France was approximately FF2058.6 billion, or US $421.0 billion, as of December 29, 1995. The leading major market index in France is the CAC-40, owned and published by the Societe des Bourses Francais. The estimated 1995 GDP of France, based on data provided by the Adviser, was US$1.5 trillion.

The German Equity Markets

      General Background. Equity securities trade on Germany's eight independent local stock exchanges. The Frankfurt Stock Exchange, which accounted for approximately 73.9% of the total trading volume on the German stock exchanges in 1994, is the principal stock exchange in Germany. Exchange securities are denominated in Deutsche marks, the official currency of Germany. The local exchange hours are 10:30 a.m. - 1:30 p.m. (4:30 a.m. - 7:30 a.m. EST). German stock exchanges offer three different market segments in which stocks are traded: the official market segment (Amtlicher Handel); the regulated unlisted market (Geregelter Markt); and the unofficial, unregulated, over-the-counter market (Freiverkehr). The official market comprises trading in shares that have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based upon disclosure in the listing application or "prospectus". The regulated unlisted market comprises trading in shares admitted to the stock exchange but not traded in the official market. Only equity securities traded on the official and regulated unlisted markets of the Frankfurt Stock Exchange are currently eligible for inclusion in the German component of the FT Index.

      Reporting, Accounting, and Auditing. German reporting, accounting, and auditing standards differ from U.S. standards in important respects. German corporations, other than subsidiaries of U.S. companies, normally do not provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than required of public corporations in the United States.

      Structure of Equity Markets. As of December 29, 1995, the total market capitalization of Germany was approximately DM 785.9 billion, or US $549.0 billion. The aggregate investible market capitalization (as defined by the WIPC) of Germany was approximately DM 646.4 billion, or

US $451.6 billion, as of December 29, 1995. The leading major market index in Germany is the Deutscher Aktienindex, or "DAX", published by the Frankfurt Stock Exchange. The estimated 1995 GDP of Germany, based on data provided by the Adviser, was US$2.4 trillion.

The Hong Kong Equity Markets

      General Background. The publicly traded equity securities of Hong Kong are listed on the Stock Exchange of Hong Kong Limited ("HKX"), Hong Kong's sole stock exchange. Exchange securities are denominated in Hong Kong dollars, the official currency of Hong Kong. The local exchange hours are 10:00 a.m. - 12:30 p.m. and 2:30 p.m. - 3:55 p.m. (9:00 a.m. - 11:30
p.m. EST and 1:30 a.m. - 2:55 a.m. EST). Only equity securities traded on the HKX and shares of certain Hong Kong issuers that are listed on the Singapore Stock Exchange are currently eligible for inclusion in the Hong Kong component of the FT Index.

      Reporting, Accounting, and Auditing. While Hong Kong has significantly upgraded reporting, accounting, and auditing practices during the last decade, its standards remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the total market capitalization of Hong Kong was approximately HK $2,067.5 billion, or US $267.3 billion. The aggregate investible market capitalization (as defined by the WIPC) of Hong Kong was approximately HK $1,920.3 billion, or US $248.3 billion, as of December 29, 1995. The leading major market index is the Hang Seng, owned and published by HSI Services. The estimated 1995 GDP of Hong Kong, based on data provided by the Adviser, was US$144.9 billion.

The Italian Equity Markets

      General Background. Italy's ten stock exchanges were consolidated in 1993 into one national stock exchange, Borsa Valori Italiana (the "Italian Stock Exchange"). The Italian market is dominated by financial companies and utilities and is not representative of that country's overall economy. Only equity securities on the official list (Listino della Borsa) of the Italian Stock Exchange are currently eligible for inclusion in the Italy component of the FT Index. The local exchange hours of the Italian Stock Exchange are 10:00 a.m. - 5:00 p.m. (4:00 a.m. - 11:00 a.m. EST).

      Reporting, Accounting, and Auditing. Italian reporting, accounting, and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to American standards, but differ significantly in many important respects. Generally, Italian corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, frequent and consistent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the aggregate capitalization of the Italian markets was approximately Lit. 312.1 trillion, or US $196.8 billion. The aggregate investible market capitalization (as defined by the WIPC) of Italy was approximately Lit. 247.1 trillion, or US $155.7 billion, as of December 29, 1995. The leading major market index is the MIB-30, owned and published by the Milan Stock Exchange. The estimated 1995 GDP of Italy, based on data provided by the Adviser, was US$1.1 trillion.

The Japanese Equity Markets

      General Background. Equity securities trade on Japan's eight stock exchanges, as well as in an over-the-counter market. Japan is second only to the U.S. in aggregate stock market capitalization. Only equity securities traded on the first and second sections of the Tokyo Stock Exchange and the first section of the Osaka Stock Exchange, which together accounted for approximately 93.1% of the total trading volume on the Japanese stock exchanges in 1994, are currently eligible for inclusion in the Japan component of the FT Index. The local exchange hours of the Tokyo and Osaka Stock Exchanges are 9:00 a.m. - 11:00 a.m. and 12:30 p.m. - 3:00 p.m. (7:00 p.m. - 9:00 p.m. and 10:30 p.m. - 1:00 a.m. EST).

      Reporting, Accounting, and Auditing. Although some Japanese reporting, accounting, and auditing practices are substantially based on U.S. principles, these standards are not identical to American ones in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. Generally, Japanese corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the total market capitalization of Japan was approximately Y392.6 trillion, or US $3.8 trillion. The aggregate investible market capitalization (as defined by the WIPC) of Japan was approximately Y353.4 trillion, or US $3.4 trillion, as of December 29, 1995. A leading major market index in Japan is the Nikkei-225, owned and published by Nihon Keizai Shimbun. The estimated 1995 GDP of Japan, based on data provided by the Adviser, was US$5.6 trillion.

The South African Equity Markets

      General Background. South Africa's publicly traded equity securities are listed on the Johannesburg Stock Exchange ("JSX"), South Africa's sole stock exchange. The JSX, which has historically concentrated in mining industries, is far less diversified than the overall South African economy. [The aggregate market capitalization of the JSX was equal to more than 100% of South Africa's GDP as of December 30, 1994.] The local exchange hours are 9:30 a.m. - 1:00 p.m. and 2:00 p.m. - 4:00 p.m. (2:30 a.m. - 6:00 a.m.
and 7:00 a.m. - 9:00 a.m. EST). Prior to March 20, 1995, South Africa had maintained a two-currency system that included the Commercial Rand ("CR"), but now it has only a single unit of currency, the Rand.

      Reporting, Accounting, and Auditing. South Africa's reporting, accounting, and auditing practices differ significantly from American standards in many respects. In general, South African corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the total market capitalization of South Africa was approximately CR766.9 billion, or US $210.4 billion. The aggregate investible market capitalization (as defined by the WIPC) of South Africa was approximately CR621.4 billion, or US $170.4 billion, as of December 29, 1995. A leading broad major market index in South Africa is All Share Index, jointly published by the JSX and the Actuarial Society of South Africa. The estimated 1995 GDP of South Africa, based on data provided by the Adviser, was US$133.5 billion.

The United Kingdom Equity Markets

      General Background. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. The London Stock Exchange has the largest volume of trading in international equities in the world. The local exchange hours are 8:30 a.m. - 4:30 p.m. (3:30 a.m. - 11:30 a.m. EST). Only stocks traded on the official list of the London Stock Exchange are currently eligible for inclusion in the UK component of the FT Index.

      Reporting, Accounting, and Auditing. Although United Kingdom reporting, accounting, and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in some important respects. Some United Kingdom corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.

      Structure of Equity Markets. As of December 29, 1995, the aggregate market capitalization of the United Kingdom was approximately L895.4 billion, or US $1,390.2 billion. The aggregate investible market capitalization (as defined by the WIPC) of the United Kingdom was approximately L851 billion, or US $1,321.2 billion, as of December 29, 1995. A leading major market index in the United Kingdom is the FT-SE 100, published by the London Stock Exchange in association with The Financial Times Limited and the Institute and Faculty of Actuaries. The estimated 1995 GDP of the United Kingdom, based on data provided by the Adviser, was US$1.1 trillion.

The United States Equity Markets

      General Background. Equity securities trade on nine U.S. stock exchanges. The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange (the "AMEX") and the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, accounted for more than 91.2% of the total U.S. equity trading volume in 1994. Only stocks traded on the NYSE, the AMEX and the NASDAQ are currently eligible for inclusion in the US component of the FT Index. The exchange hours for the NYSE, AMEX and NASDAQ are 9:30 a.m. - 4:00 p.m. EST.

      Reporting, Accounting, and Auditing. U.S. reporting, accounting, and auditing practices are generally regarded as the most stringent of all major global markets.

      Structure of Equity Markets. As of December 29, 1995, the aggregate capitalization of the U.S. equity markets was approximately US
$7.2 trillion. The aggregate investible market capitalization (as defined by the WIPC) of the United States was approximately US $6.7 trillion, as of December 29, 1995. A leading broad major market index in the U.S. is the Standard & Poor's 500

Index* ("S&P 500"), owned and published by Standard & Poor's. The estimated 1995 GDP of the United States, based on data provided by the Adviser, was US$7.1 trillion.

Other Fund Investments

      Because the investment objective of each Series is to provide investment results that substantially correspond to the price and yield performance of the equity securities in the applicable component of the FT Index, each Series will invest the largest proportion of its assets as is practicable, in any event at least 95% of its net assets, in the equity securities of the relevant FT Index component.

      The remainder of each Series' assets will consist of temporary cash which may be used to purchase high quality, short-term fixed income securities denominated in US dollars or foreign currency, including obligations of the U.S. Government and its agencies or instrumentalities, obligations issued or guaranteed by foreign sovereigns, certificates of deposit and other short-term obligations of domestic and foreign banks and commercial paper; repurchase agreements collateralized by obligations issued or guaranteed by the U.S. Government or an agency thereof; securities of U.S. and foreign investment companies; stock index futures contracts or options on such contracts; and call options on securities and indices in the relevant market. Each Series may also purchase other equity securities that are not components of the relevant FT Index component but may be an appropriate substitution for a security in the relevant FT Index component if market conditions make it impracticable to purchase such index security. Such "substitute" securities will be carefully selected for the high degree of positive correlation between the values of such securities and the values of the FT Index securities to which the Series seeks exposure.

      Investments in foreign obligations involve certain investment risks that are somewhat different from those affecting domestic obligations. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to U.S. issuers. In addition, there is a possibility that liquidity could be impaired because of future political and economic developments, that the foreign obligations may be less marketable than comparable obligations of U.S. entities, that a foreign jurisdiction might impose withholding taxes on interest income payable on foreign debt obligations, that deposits in foreign banks may be seized or nationalized and that governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations.

      The Adviser may make short-term investments of the available cash of any Series in securities of U.S. or foreign investment companies that are invested principally in the equity securities of the country relevant to such Series, for the purpose of exposing such available cash to the equity risk and return of that country's equity market. A Series will only invest in investment company securities in order to achieve a higher correlation with its corresponding FT Index component than could be obtained if cash reserves were invested in short-term debt obligations. A Series' investments in investment company securities are limited by Section 12(d)(1) of the 1940 Act.


* "S&P", "Standard & Poor's", "S&P 500" and "Standard & Poor's 500" are trademarks of Standard & Poor's, a division of The McGraw Hill Companies.

      Regulatory requirements designed to eliminate leverage accompanying investments in futures contracts and options on futures contracts require each Series to segregate in an account with the Fund's custodian (see "Investment Advisory, Management and Other Services -- The Administrator, Custodian and Transfer Agent" below) an amount of its assets equal to the obligation to purchase the assets underlying such contracts. The assets segregated will be cash, U.S. Government securities or other liquid, high-grade, short-term debt securities denominated in the currency or currencies of the portfolio equity securities of the particular Series (the "Series Currency").

      The purpose of investing in futures contracts and options on futures contracts and purchasing call options and the related activity of writing put options (explained below) is to expose cash reserves and short term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. A Series will not invest in options and futures contracts and options thereon for speculative purposes. Certain of the risks typically associated with such contracts, e.g., the risk that the portfolio manager's view of future market movements may be mistaken, are therefore not applicable to the Fund.

      The total value of options and futures contracts and options thereon, plus the related segregated assets, the "substitute" securities for FT Index component securities and the investment company securities referred to above, repurchase agreements and any other temporary cash and short-term investments, will not exceed 5% of the net asset value of a Series.

Options on Securities

      Purchase of Call Options

      Each Series may purchase call options on securities and indices thereof. Call options are contracts which give the buyer the right, but not the obligation, to buy a fixed amount of securities at a fixed price for a fixed period of time or, in the case of options on indices, to make or receive a cash settlement. A Series will only invest in call options, in combination with other instruments, for the purpose of exposing the Series' cash reserves and short-term investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. It will not purchase call options for purposes of benefiting from anticipated market appreciation without the risk of market decline.

      Each Series may purchase both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. Unlike exchange-traded options in the United States that are issued by clearing organizations affiliated with the exchange on which the option is listed, which, in effect, gives its guarantee to every exchange-traded option transaction, "over-the-counter" options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when a Series purchases an over-the-counter option, it relies on the dealer from which it has purchased the over-the-counter option to make or take delivery of the securities underlying the option or pay any cash settlement amount. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as the loss of the expected benefit of the transaction. The Adviser will evaluate the creditworthiness of any dealer from which a Series proposes to purchase options.

      Although exchange-traded options generally have a continuous liquid market, over-the-counter options may not. Consequently, a Series will generally be able to realize the value of an over-the-counter option it has purchased only by exercising it or reselling it to the dealer who issued it. While the Fund will purchase over-the-counter call options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate an over-the-counter call option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, the Series may be unable to liquidate an over-the-counter call option.

      Writing Put Options

      When the Fund writes (sells) a put option, the purchaser has the right, for a specified period of time, to sell the securities or index subject to the option to the Fund at the specified exercise price. The Fund receives a premium for writing the put option which it retains whether or not the option is exercised.

      A Series will write a covered put option only in connection with its purchase of a related call option on the same security or index. This technique will allow a Series to expose uninvested cash to the risk of both market appreciation and market decline in the value of the relevant security or index.

Futures Contracts

      A Series will enter into futures contracts only for the purpose of exposing the Series' cash reserves and short-term investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. A Series will not use futures for speculative purposes. Each Series intends to invest only in contracts on indices of securities which the Adviser believes will provide appropriate proxies for the performance of the FT Index component relevant to such Series. A Series may enter into such futures contracts on any recognized futures exchange, if permitted by applicable U.S. law.

      A futures contract on a stock index is an agreement between two parties to buy and sell an index of securities at its closing value at a specified future time. Stock index futures are settled by delivery by one party of the net cash settlement price rather than the securities underlying the contract. Each Series will only take "long" futures positions, i.e., the Series will assume the obligation to acquire the index of securities underlying the contract.

      In order to open and maintain a position in futures contracts, the Fund is required to make a good faith deposit, known as "initial margin", in cash or government securities, which are held in the broker's name in an account at the Fund's custodian. A Series expects to earn interest income on its initial margin deposits. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial margin requirements which are higher than the exchange minimums. Initial margin requirements typically range upward from less than 5% of the underlying value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. The change in the futures contract's closing value is settled each day by paying or receiving "variation margin", depending upon the direction of change in the value of the futures contract. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

      A Series will invest in futures contracts and options thereon only to the extent that the Fund, the Adviser or any related persons will not as a result of such contracts be required to register as a

"commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC"). Under CFTC regulations, each Series will be required to limit the amount of initial margin and premiums on positions in futures or options on futures entered into by the Series for non-hedging purposes to not more than 5% of the net assets of such Series. A Series will limit its investments to those which have been approved by the CFTC for investment by United States investors.

      Options on Futures Contracts

      Each Series may also enter into options on futures contracts for the same purposes described above with respect to options and futures contracts. The Fund may purchase only call options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a long position in a futures contract at a specified exercise price at any time during the option exercise period.

Repurchase Agreements

      Each Series may invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. Government or any agency thereof for the purpose of generating income from its excess cash balances. A repurchase agreement is an agreement under which a Series purchases a security or money market instrument and simultaneously commits to resell that security or instrument to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). A repurchase agreement may be considered a loan collateralized by such security or instrument. The resale price reflects the purchase price plus an agreed upon market rate of interest unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities acquired by the Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank and Trust Company ("State Street"), the Fund's custodian (the "Custodian"), until repurchased. A Series will enter into repurchase agreements only with a seller meeting creditworthiness standards approved by the Fund's Board of Directors and the Adviser will monitor the creditworthiness of the seller under the general supervision of the Board of Directors. The Custodian will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the total value of the repurchase agreement.

      The use of repurchase agreements involves certain risks. For example, if the seller of securities under the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Series holding the repurchase agreement may incur a loss upon disposition of the security. If the seller under the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Series not within the control of the Series and therefore the Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Lending Portfolio Securities

      To a limited extent each Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral in US dollar or Series Currency cash, U.S. Government securities or other assets permitted by applicable regulations, the total value of which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Series can increase its income through securities lending fees and through the investment of the collateral and help offset the effect that the expenses of the Series have on the ability of such Series to provide investment results that correspond to that of its applicable component of the FT Index. Cash collateral received by any Series against securities loans will be invested only in high quality, short-term debt securities, repurchase agreements or certain commingled money market investment vehicles offered by the Fund's Custodian. These loans may not exceed 33 1/3% of each Series' total assets. Each Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The interest income the Series receives from the loan collateral is included in the Series' gross investment income on which a portion of the management fee paid to DMG, in its capacity as investment adviser to the Fund, is based. See "Investment Advisory, Management and Other Services--The Adviser". The Fund will pay no finder's fees in connection with the lending of its securities.

      The following conditions will be met whenever portfolio securities are loaned: (1) the Series must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Series must be able to terminate the loan at any time;
(4) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Each Series will comply with the foregoing conditions. DMG will provide securities lending services to the Fund under its investment advisory and management agreement with the Fund. DMG may delegate certain duties with respect to securities lending to State Street, which acts as Custodian, or to other qualified persons approved by the Fund's Board of Directors, pursuant to an agency agreement. See "Investment Advisory, Management and Other Services--The Adviser".

Currency Transactions

      The investment policy of each Series is to remain as fully invested as practicable in the equity securities of the relevant FT Index component. Hence, no Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Series Currency.

      Each Series will engage in currency transactions for the purpose of meeting the U.S. dollar cash requirements of redemptions of Series shares in Creation Unit size aggregations (see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations--Generally") and Series expenses and distributions. This is considered a "transaction hedge". In addition, to the extent a Series (other than the US Index Series) holds US dollar-denominated cash balances or short term money market-type investments, it may purchase a forward currency contract or other instruments which would enable it to purchase the applicable Series Currency at a fixed price in the future and eliminate the risk that the US dollar-denominated assets of the Series would widen any deviation between the performance of the applicable FT Index component and the Series in the event that the value of the Series Currency rose in relation to the US dollar. This is considered a "position hedge". A non-US Series may also enter into arrangements under which its cash reserves in the applicable Series Currency (for example, foreign currency received by such Series as collateral against loans of portfolio securities) would be converted into US dollars for purposes of investing in an available US dollar-denominated short-term money market investment vehicle and the money market investment (including accrued interest) would be converted back to Series Currency the following day at an exchange rate adjusted for any differential between prevailing US dollar and Series Currency short-term interest rates.

      Since it is not expected that US dollar-denominated assets would exceed 5% of net assets of any Series other than the US Index Series (and would under normal conditions be significantly less than 5%), the value of forward currency contracts, currency futures contracts and options on such contracts, currency options and or other currency instruments should not exceed 5% of a Series' net assets and net forward currency contracts and other currency instruments should not exceed the value of US dollar-denominated assets.

      Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency options give the buyer the right, but not the obligation, to buy or sell a fixed amount of a specific currency at a fixed price for a fixed period of time. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. Certain risks of transactions in foreign currency and related derivatives are described below under "Special Considerations and Risks--Currency Transactions".

Investment Restrictions

      The Fund has adopted the following investment restrictions as fundamental policies with respect to each Series. These restrictions cannot be changed with respect to a Series without the approval of the holders of a majority of such Series' outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Series. A Series may not:

      1. Change its investment objective, which is to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a specified country, geographical region or industry sector;

      2. Lend any funds or other assets except that a Series may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

      3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Series will not purchase securities while borrowings in excess of 5% of the Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

      4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets to secure permitted borrowings, except that the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions, options, futures contracts and options on futures will not be deemed to be pledges of the Series' assets;

      5. Purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a particular industry, except that a Series will invest 25% or more of its total assets in a single industry in the event that its corresponding equity index is or becomes similarly concentrated;

      6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

      7. Act as an underwriter of securities of other issuers, except to the extent the Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

      8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

      9. Sell securities short, but reserves the right to sell securities short if it owns the security;

      10. Invest in commodities or commodity contracts, except that the Series may buy and sell currencies and forward contracts with respect thereto, futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts; or

      11.  Write call options. A Series may write covered put options.

      With respect to the fundamental restriction set forth in (5), above, the Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were concentrated (in excess of 25% of such component) in stocks of the indicated industry groups, as defined by the Consortium of the FT Index (see "The FT Index" below):

      Australia         Mining, Metals and Minerals
      Hong Kong         Real Estate
      Italy             Utilities
      South Africa      Precious Metals and Minerals

The securities portfolios of the Australia Index Series, the Hong Kong Index Series, the Italy Index Series and the South Africa Index Series will be concentrated in the indicated industries for so long as the corresponding FT Index components are so concentrated. An investment in the CB Shares(SM) of each such Series therefore involves a greater exposure to the performance and risks associated with the relevant industry group than would be the case if such Series' portfolio securities were more broadly diversified among industry groups. See "The Fund--Investment Considerations and Risks" in the Prospectus.

      In addition to the investment restrictions adopted as fundamental policies as set forth above, each Series will observe the following restrictions, which may be changed by the Board without a stockholder vote. A Series will not:

      1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each Series in accordance with its views; or

      2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment.

      For purposes of the percentage limitation on each Series' investments in illiquid securities, with respect to each Series other than the US Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), will not be deemed per se illiquid if they are listed on an exchange and are not legally restricted from sale by the Series. The Consortium, i.e. the Owners of the FT Index and their associates (see "The FT Index--In General"), automatically excludes a security from the FT Index if it fails to trade for more than fifteen working days within each of two successive calendar quarters. The Adviser will monitor the liquidity of restricted securities in each Series' portfolio under the supervision of the Fund's Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:

            (1) the frequency of trades and quotes for the security;

            (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

            (3) dealer undertakings to make a market in the security; and

            (4) the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                      SPECIAL CONSIDERATIONS AND RISKS

      A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "The Fund--Investment Considerations and Risks". The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

Non-U.S. Equity Portfolios

      Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates and exchange control regulations, and the costs that may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the United States could be affected by other factors generally not thought to be present in the United States, including less liquid and less efficient securities markets, greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, restrictions on the expatriation of funds or other assets of a Series, higher transaction and custody costs, delays attendant in settlement procedures and difficulties in enforcing contractual obligations.

Currency Transactions

      Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. The risks associated with foreign currency options and futures contracts generally include those discussed under "Other Fund Investments--Options on Securities" and "--Futures Contracts", with respect to stock index futures, options on securities and indices and options on futures, and below under "Options and Futures". If the Adviser applies a currency hedging strategy at an inappropriate time or judges market correlations incorrectly, foreign currency derivatives strategies may not serve their intended purpose of improving the correlation of a Series' return with the performance of the corresponding FT Index component and may lower the Series' return. The Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Series will incur transaction costs, including trading commissions, in connection with its foreign currency transactions.

Options and Futures

      A Series' ability to establish and close out positions in options, futures contracts and options on futures contracts will be subject to the existence of a liquid market. Although a Series generally will purchase or sell only those options, futures contracts and options thereon for which there appears to be a liquid market and, in the case of futures contracts, which are traded on regulated futures exchanges, there can be no assurance that a liquid market will exist for any particular option or futures contract or option thereon in which the Series maintains a position. Thus, it may not be possible to effect a closing transaction in any contract or to do so at a satisfactory price and the Series would have to either make or take delivery under the contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Series has purchased and which the Fund is unable to close, the Series may be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed. In such situations, if a Series has insufficient cash, it may have to sell portfolio securities to meet applicable daily margin requirements. Closing transactions in these contracts may result in short-term capital gains. These transactions may be limited by U.S. tax considerations because the beneficial treatment accorded regulated investment companies under Subchapter M of the Code (as defined herein) limits the amount of permissible short-term gain.

      Options and futures contracts based on foreign stock indices may be purchased by a Series only if the options or futures contracts have been approved by the CFTC for purchase by U.S. persons. Currently, options and futures contracts on foreign equity indices are approved for certain Australian, French, German, Hong Kong, Italian, Japanese and United Kingdom equity indices.

      Because the futures strategies of each Series are engaged in only for the purpose of seeking a higher correlation with the corresponding component of the FT Index and its use of futures will be unleveraged, the Fund does not believe that the Series are subject to the risks of loss frequently associated with futures transactions. A Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or index of securities and sold it after the decline.

      Successful use of futures contracts and options thereon by any Series is subject to the ability of the Adviser to predict correctly correlations between the movements in the values of such contracts (or the underlying securities or indices) with the direction of the relevant FT Index component or securities to which the Series seeks exposure. If the Adviser's expectations are not met, the Series would be in a worse position than if the futures exposure had not been effected. If a Series buys futures contracts on stock indices that historically have had a high degree of positive correlation to the value of the FT Index, and such historical experience were not to obtain in the future, the value of the relevant FT Index component might rise or decline more rapidly than the value of such an imperfectly correlated futures contract. In that case, the futures strategy will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the relevant FT Index component holds steady or rises. This would result in a loss that would not have occurred but for the futures position.

Continuous Offering

      Since new Creation Unit aggregations of shares can be issued and sold by the Fund on an ongoing basis, at any point during the life of the offering a "distribution", as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit aggregations of shares after placing a purchase order with the Distributor, breaks them down into the constituent CB

Shares(SM), and sells the CB Shares(SM) directly to its customers; or if it chooses to couple the acquisition of a supply of new CB Shares(SM) with an active selling effort involving solicitation of secondary market demands for CB Shares(SM). A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of a broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

      Broker-dealer firms should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. Firms that do incur a prospectus-delivery obligation with respect to CB Shares(SM) are reminded that under Securities Act Rule 153 a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to a NYSE member in connection with a sale on the NYSE is satisfied by the fact that prospectuses will be available at the NYSE upon request. Of course, the prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.


                                THE FT INDEX

In General

      The FT-Actuaries World Indices(TM) were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and The Financial Times Limited in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., joined The Financial Times Limited and Goldman, Sachs & Co. as a co-publisher of the FT-Actuaries World Indices(TM), now known as the Financial Times/Standard & Poor's Actuaries World Indices(TM) or the FT/S&P Actuaries World Indices(TM). The FT/S&P Actuaries World Indices(TM) are a continuation of the FT-Actuaries World Indices(TM). Following the current transition period, Standard & Poor's and The Financial Times Limited will jointly calculate the indices (in such capacity, the "Compilers"). The Compilers are responsible for the day-to-day data processes that enable the calculation of the FT Index. In November 1995, The Financial Times Limited transferred its ownership rights in the FT/S&P Actuaries World Indices(TM) to FT-SE International Limited ("FT-SE"), a company jointly owned by The Financial Times Limited, the London Stock Exchange and the Institute of Actuaries. Together, Standard & Poor's, Goldman, Sachs & Co. and FT-SE are referred to in this SAI as the "Owners". By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and Standard & Poor's will calculate the U.S. indices. The Fund is not sponsored by or affiliated with Standard & Poor's, FT-SE or The Financial Times Limited. The FT Index is managed with the assistance of The Institute of Actuaries and The Faculty of Actuaries, the English and Scottish bodies, respectively, that represent the actuarial profession in the United Kingdom (together with the Owners, the "Consortium"). NatWest Securities Limited has withdrawn as an owner of the FT Index, but will continue to be recognized as a founding member.

      The following summary of the compilation and operation of the FT Index is based on information provided by Goldman, Sachs & Co. and Standard & Poor's.*

      The FT Index offers measures of stock price performance for the major world stock markets as well as for regional areas, broad economic sectors, and industry groups. The components of the FT Index represent separately each of 26 countries, 12 geographic regions and 7 broad economic sectors. In total over 1,000 indices are calculated daily across countries, regions, industry groups, and economic sectors. Among the criteria that the FT Index is structured to satisfy are coverage of the investible opportunities available in the world's equity markets for the international investor and an objectively constructed measure of the changes in market value of international investors' portfolios resulting from market activity.




* See The FT-Actuaries World Indices(TM)--An Introduction (The Financial Times Limited, Goldman, Sachs & Co. and Wood MacKenzie & Co., Ltd., 1987); FT-Actuaries World Indices(TM)--Construction and Maintenance Rules (The Financial Times Limited, Goldman, Sachs & Co. and County NatWest Securities Limited, 1991); FT-Actuaries World Indices(TM)-- Construction and Maintenance Rules Amendments (Goldman, Sachs & Co. and NatWest Securities Limited, April 1993); FT-Actuaries World Indices(TM)-- Construction and Maintenance Rules Amendments (The Financial Times Limited, Goldman, Sachs & Co. and NatWest Securities Limited, March 1995).

The World Index Policy Committee

      Daily and quarterly review of and policy decisions made concerning the FT Index are the responsibility of the WIPC. The Financial Times Limited, Goldman, Sachs & Co., and Standard & Poor's each have one vote on the WIPC, and they can each appoint two additional voting members to the WIPC to act as representatives of actual or prospective main user groups of the FT Index. In addition, The Institute of Actuaries and The Faculty of Actuaries have two voting members on the WIPC, including the Chairman. NatWest Securities Limited has one vote on the WIPC until 1998. To the best of the Adviser's knowledge, the WIPC included no employees of the Adviser or Deutsche Bank AG as of December 29, 1995.

      Specifically, the WIPC determines the overall policy and objectives of the FT Index; establishes selection criteria, liquidity requirements, calculation methodologies, rules and representation for inclusion of index components and the timing and disclosure of additions and deletions of FT Index constituents; determines what data on distributions to stockholders and other capital changes are included; and scrutinizes and ensures that the FT Index is theoretically and operationally correct and accurate. The guidelines for the determinations of the Consortium, and its calculation methodologies, are publicly available. The WIPC may at any time change the stock exchange or exchanges from which the constituents of a particular FT Index component may be selected.

Delivery and Availability

      The FT Index's values and related performance figures for various periods of time are calculated after the close of the NYSE for publication the following day in the various editions of the Financial Times. The FT Index components are reported in local currency, US dollars, and UK pounds sterling to allow an explicit valuation of the impact of the currency component on various user groups. Constituent changes during a quarter are noted at the foot of the FT Index table. Where possible, these are shown prior to the actual day of implementation. Decisions regarding the addition of new eligible constituents which are unrelated to existing index constituents, or investible weighting changes to existing constituents, will be announced in the Financial Times at least four working days before they are implemented in the indices which are published in the daily table. Monday editions of the Financial Times show all constituent changes made during the previous week together with base values for the country indices. Quarter-end changes are published as soon as is practicable following the quarterly WIPC meeting but before the quarter-end. The FT Index components are calculated on weekdays when one or more of the constituent markets are open; the indices are syndicated and published in the financial sections of several newspapers worldwide, including The New York Times. FT Index data also may be purchased electronically through Goldman, Sachs & Co. Extensive index data will be available through a number of market data vendors to their subscribers. The Adviser will make available on diskette to certain financial institutions that have entered into agreements with the Fund's distributor to provide stockholder support services and undertake certain marketing-related activities certain historical data on the FT Index components corresponding to the initial nine Series of the Fund. See "Purchase and Issuance of Fund Shares in Certain Unit Aggregations -- The Distributor".

Selection

      Country Selection Criteria. In order for a country to be included in the FT Index, the following criteria must be satisfied: (1) direct equity investment by non-nationals must be permitted; (2) accurate and timely data must be available; (3) no significant exchange controls exist which would prevent the timely repatriation of capital or dividends; (4) significant international investor interest in the local equity market must have been demonstrated; and (5) adequate liquidity must exist.

      Allocation of Stocks to Countries. In most instances stocks are included in the index component of that country where the company is legally registered and is recognized for taxation purposes, including regulation of its financial affairs. However, exceptions may be made where the international investor's recognition of the area of the company's business or its market listings clearly suggests a different allocation.

      Classes Included. Companies whose business is that of holding equity and other investments (e.g., United Kingdom investment trusts) are eligible for inclusion. Split capital investment trusts are excluded. Those whose price is a direct derivation of underlying holdings (e.g., mutual funds) are also excluded.

      Investibility Screens. All securities are subjected to the five investibility screens described below.

      1. A "Size Screen". All securities comprising the bottom 5% of any market's capitalization are excluded from the FT Index. The average size of the remaining 95% of the companies represents the "Large Company Cut-Off Size".

      2. A "Total Restriction Screen". A security is totally excluded from the FT Index if foreign investors are barred from ownership.

      3. A "Partial Restriction Screen". An "investibility weight" is attached to those securities for which there are partial restrictions on foreign ownership. The capitalization included, therefore, for any such security generally is restricted to that portion available to foreign investors. Consideration will also be given to what extent this portion is effectively reduced by "strategic" foreign holdings which may either require a commensurate adjustment to the investibility weight or lead to a company being considered ineligible for inclusion.

      4. A "'Free Float' Screen". The full capitalization of a security is eligible for inclusion in the FT Index if 25% or more of the outstanding securities is publicly available for investment and not in the hands of a single party or parties "acting in concert". A government's shareholdings are included in this total if these holdings have a stock exchange listing and could be offered to the public. However, when a government is a holder of shares but either the shares are not listed or the government is constrained through requiring legislation before being able to sell them, a weighting factor will be applied. Two or more identifiable holders of more than 75% of a single security may be deemed to be acting in concert unless evidence is available to the contrary.

            Securities will also be considered for inclusion, however, if the existing "free float" is less than 25% but more than 10% and if the free float capitalization is more than one half of the large-company cut-off size (described below) in that particular market. Only that portion of capitalization deemed to be "free float" will be eligible for inclusion, this being considered to be equivalent to the application of the "Partial Restriction Screen". The free float will be automatically included if its size is greater than the large-company cut-off size. The free float may be considered for inclusion if it is more than one half of but less than the Large Company Cut-Off Size.

      5. A "Liquidity Screen". A security is deemed to be illiquid, and therefore ineligible for inclusion, if it fails to trade for more than 15 working days within each of two successive quarters.

      Stock Selection Criteria. The "investible universe" consists of the aggregate capitalization of all equity securities listed on the exchanges monitored (in some cases, only certain sections of particular exchanges are monitored) within a market after the application of the five investibility screens described above and after certain "multiple equity line" rules are applied. Where there are multiple lines of equity capital in the one company, all are included and priced separately, except that lines will be excluded if: (i) they are not available owing to failure under the investibility screens; (ii) the size of the line is less than 50% of the market's minimum size; or (iii) the size of the line is between 50% and 100% of the market's minimum size but is less than 25% of the company's main line of equity. All partly-paid classes of equity are priced on a fully-paid basis if the calls are payable at known future dates. Those recognized as being "permanently partly-paid" are priced on a partly-paid basis.

      An objective of the FT Index in selecting constituent stocks is to capture 85% of the investible universe in each market. In practice, representation is maintained within a band of 82-88% of the investible universe. For the purposes of the implementation of the current FT Index rules, a band of 82-90% is used in order to restrict turnover to 5%-7% for the larger markets. Large additions of stocks to the investible universe of an FT Index market, or dramatic price movements in stocks within the investible universe, over a short period of time may temporarily reduce the relevant FT Index component's representation of the investible universe below the normal band of 82 - 88%. This may occur where, for example, a number of new public offerings of investible stocks occur simultaneously and the adjustments required to the constituents of the relevant FT Index components to maintain such representation cannot be made quickly or simultaneously because such adjustments would violate other FT Index rules. Consideration is also given in assembling the equities comprising any market to the economic sector distribution of the sample chosen. The objective is that this distribution reflect the overall economic sector distribution of the investible universe.

      Companies greater in size than the "Large Company Cut-Off Size" qualify for inclusion in an FT Index component automatically should they remain eligible after application of all other investibility screens. Stocks in the investible universe below the Large Company Cut-Off Size are selected and added to the existing sample using the methods described below.

      Stocks are added in descending order of size within economic sectors such that any divergences in economic sector weights between the Large Company sample and the investible universe are minimized. The selection process continues until the aggregate capitalization of the sample represents as closely as possible 85% of the capitalization of the investible universe. The representation of each market is reviewed as a rolling process and at any time that there is evidence that representation of the investible universe has fallen without the normal band of 82%-88%.

Constituent Changes

      Additions may be made to existing FT Index components for six reasons: (1) the current representation of the total investible market is below the required level or is not representative of its economic sector make-up; (2) a non-constituent has gained in importance and replaces an existing constituent under the rules of review; (3) market events indicate that the current representation is below that required; (4) a new, eligible security becomes available whose capitalization available for foreign investment, taking into account all relevant factors including application of the investibility screens and consideration of any existing strategic foreign holdings, is 1% or more of the current capitalization of the relevant FT Index component and is greater than the Large Company Cut-Off Size, as last calculated; (5) an existing constituent "spins off" a part of its business and issues new equity to the existing stockholders; or
(6) changes in investibility factors lead to a stock being eligible for inclusion and that stock now qualifies on other grounds.

      Deletions from the FT Index may be made for any of four reasons:
(1) the FT Index component comprises too high a percentage of its representative universe or is such that it does not represent the market's sectoral make-up; (2) a review shows that a constituent has declined in importance and should be replaced by a non-constituent; (3) market events result in evidence that the current representation is above that required; or (4) evidence of a change in circumstances regarding investibility would make an existing constituent ineligible if a full market review was to be undertaken.

      Certain adjustments may be made to the constituents of an FT Index component immediately. For example, if an existing constituent is acquired for eligible shares by a quoted non-constituent in the same market then the acquiring company is added to the FT Index immediately if eligible on all other counts. The existing constituent is deleted immediately.

Calculation Methodologies

      The FT Index values are calculated through widely accepted mathematical formulae, with the effect that the components are weighted arithmetic averages of the price relatives of the constituents -- as produced solely by changes in the marketplace -- adjusted for intervening capital changes. The FT Index component values are base-weighted aggregates of the initial market capitalization, the price of each issue being weighted by the number of shares outstanding. The FT Index components are modified to maintain continuity when subsequent capital changes occur. Values are derived to illustrate the longer-term changes associated with the value of the component over time, although still reflecting day-to-day movements. The arithmetic average is the sum of the values divided by the total shares in a component. The arithmetic average is suitable so long as the series of data is not widely dispersed.

      Dividends. The FT Index uses the most up-to-date indicated annualized rates, adjusted for any interim changes and updated also for any firm and precise forecasts.

      Policy Changes. Policy changes made by the WIPC are disseminated to all end-users through the Financial Times and in advance of any implementation.

      Special Issues. Where the WIPC has given special consideration to issues of particular importance to end-users of the FT Index, and where the decision is not to implement a change, then users will be notified through the Financial Times that such issues have been reviewed.

Performance

      All index performance information contained in this SAI is based on historical information and is not intended to indicate future returns of the indices. Furthermore, historical performance information for an FT Index country component may or may not be indicative of the market performance that CB Shares(SM) of the corresponding Fund Series would have demonstrated over the relevant periods or will demonstrate in the future. See "The Fund--Investment Considerations and Risks" in the Prospectus. Performance data for the FT Index are based on information provided by Ibbotson Associates of Chicago, Illinois, except as otherwise indicated.

      Average Annual Total Returns. Average annual total return, a common measure of fund or index performance, is reported below for each of the FT Index components corresponding to the initial nine Series of the Fund for the one-, three-, five- and ten-year periods ending December 29, 1995. Average annual total return is calculated by determining the growth or decline in the value of the index over a stated period, after giving effect to the reinvestment of dividends and distributions during the period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. All average annual total returns reported herein are US dollar returns. While the annual average total returns reported below for the FT Index components assume the reinvestment of dividends and other distributions on the underlying securities, the FT Index returns do not reflect deductions for administrative or management costs and expenses. If each Series of the Fund had been operating over the relevant period, the corresponding average annual returns for such Series would reflect deductions for costs and expenses of the Series and deductions for estimated cash transaction fees paid by an investor on an initial purchase of Creation Unit aggregations of shares of such Series and on redemption of such shares at the end of the indicated period.

      While average annual total returns are a convenient means of comparing alternative investments, investors should realize that the performance of an index is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the index. In addition, all average annual total return figures presented in this SAI do not make any allowance for federal, state or local income taxes, which holders of equity securities comprising any index must pay on a current basis, or for foreign taxes or withholding that may be applicable to income on such securities.

      Average annual returns of the respective FT Index country components for one-, three- and five-year periods were provided to the Adviser by Goldman, Sachs & Co. and for the ten-year period by Ibbotson Associates.

      Correlations with Other Indices. The description set forth below of each Series' corresponding FT Index component also contains coefficients of correlation between the performance of the component and the performance of a leading major market index in the relevant country and of the S&P 500 over the six-year period ended December 29, 1995. Each correlation is an indication of the extent to which, during such six-year period, the record of the FT Index component, based only on changes in the market prices of the underlying stocks, followed the record of the compared index, whether in rising or falling markets. A correlation of 1.00 between two indexes would indicate that movements in one index tracked movements in the other exactly over the relevant period. A correlation of 0, on the other hand, would indicate that movements in the two indices were entirely independent over the relevant period.

      The correlation of each FT Index component with the leading market index in the relevant country is provided for the information of investors who are interested in the extent to which the performance of the FT Index component has tended historically to move in tandem with, or independently of, the overall performance of a widely recognized equity index in the same market. Similarly, the correlation with the S&P 500 is provided to give investors an indication of whether the performance of the particular FT Index component has tended historically to move in tandem with, or independently of, the performance of a broad average of U.S. equities. The correlations provided are historical and are not intended to predict the future relationship between the performance of the FT Index component and the leading market index or the S&P 500. Furthermore, correlations with the performance of any FT Index component are not intended to be equivalent to correlations with the performance of the corresponding Series because the management, administrative and other costs and expenses associated with a hypothetical investment in a Series would tend to make its correlation with comparative indexes weaker than that of the FT Index component.

The Australia Component

      On December 29, 1995, the Australia component of the FT Index consisted of 81 stocks with an aggregate market capitalization of approximately A$227.2 billion, or US $168.9 billion. In percentage terms, the Australia component represented approximately 83.9% of the aggregate investible Australian market capitalization. The ten largest constituents of the Australia component and the respective approximate percentages of the Australia component represented by such constituents were, in order:
Broken Hill Proprietaries (16.3%), National Australia Bank (7.6%), CRA (5.6%), Westpac (4.9%), Western Mining (4.2%), ANZ Bank (4.0%), Amcor (2.6%), News Corp (2.5%), Coca-Cola Amatil (2.3%) and Commonwealth Bank of Australia (2.3%).

      Over the six-year period ended December 29, 1995, the performance of the Australia component of the FT Index had a correlation of 0.994 with the All Ordinaries Index, a broad-based capitalization weighted index of all common stocks listed on the ASX, and 0.717 with the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 39% of the market capitalization of the Australia component; the largest ten holdings comprised approximately 52% of the market capitalization of the Australia component; and the largest 20 holdings comprised approximately 70% of the market capitalization of the Australia component.

      The ten most highly represented industry sectors in the Australia component of the FT Index, and the approximate percentages of the Australia component represented thereby, as of December 29, 1995, were:

          1)  Mining, Metals & Minerals             31.7%
          2)  Banks:  Commercial & Other            20.7%
          3)  Real Estate                            5.6%

          4)  Construction & Building Materials      5.2%
          5)  Diversified Industrials                4.0%
          6)  Oil                                    3.8%
          7)  Retail Trade                           3.5%
          8)  Precious Metals and Minerals           3.3%
          9)  Diversified Consumer Goods             3.1%
         10)  Media                                  3.1%

The consumer goods and services sector, represented by the Diversified Consumer Goods and Services, Media and Retail Trade industries, have in the aggregate accounted for an increasing share of the Australia component since December 31, 1990. Appendix A hereto contains a complete list of the securities in the Australia component as of December 29, 1995.

      The average annual total returns in US Dollars of the Australia component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                    FT Index-Australia
               1 Year                   15.2%
               3 Years                  19.3
               5 Years                  14.7
               10 Years                 15.0


The France Component

      On December 29, 1995, the France component of the FT Index consisted of 100 stocks with an aggregate market capitalization of approximately FF1,815.9 billion, or US $371.3 billion. In percentage terms, the France component represented approximately 88.2% of the aggregate investible French market capitalization. The ten largest constituents of the France component and the respective approximate percentages of the France component represented by such constituents were, in order: Elf Aquitaine (5.4%), LVMH-Moet Vuitton (4.9%), L'Oreal (4.4%), Total (4.3%), Carrefour (4.2%), Alcatel Alsthom (3.5%), Eaux (3.2%), Danone (3.2%), Axa (3.0%) and
Air Liquide (3.0%).

      Over the six-year period ended December 29, 1995, the performance of the France component of the FT Index had a correlation of 0.968 with the performance of the CAC 40, a narrow-based, capitalization-weighted index of 40 companies listed on the Paris Stock Exchange, and 0.762 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 23% of the market capitalization of the France component; the largest ten holdings comprised approximately 39% of the market capitalization of the France component; and the largest 20 holdings comprised approximately 60% of the market capitalization of the France component.

      The ten most highly represented industry sectors in the France component of the FT Index, and the approximate percentages of the France component represented thereby, as of December 29, 1995, were:

          1)  Health and Personal Care             9.9%
          2)  Oil                                  9.6%
          3)  Banks:  Commercial and Other         8.9%
          4)  Retail Trade                         8.8%
          5)  Construction & Building Materials    6.7%
          6)  Beverages & Tobacco                  5.8%
          7)  Food & Grocery Products              5.6%
          8)  Insurance Multi/Property/Casualty    5.4%
          9)  Chemicals                            4.8%
         10)  Utilities                            4.7%

Appendix B hereto contains a complete list of the securities in the France component as of December 29, 1995.

      The average annual total returns in US Dollars of the France component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                      FT Index-France
                 1 Year                  13.2%
                 3 Years                 10.2
                 5 Years                  9.9
                 10 Years                15.7


The Germany Component

      On December 29, 1995, the Germany component of the FT Index consisted of 59 stocks with an aggregate market capitalization of approximately DM
575.3 billion or US $401.9 billion. In percentage terms, the Germany component represented approximately 89% of the aggregate investible German market capitalization. The ten largest constituents of the Germany component and the respective approximate percentages of the Germany component represented by such constituents were, in order: Allianz AG HLDG. (11.4%), Siemens (7.5%), Daimler Benz (6.5%), Deutsche Bank (5.9%), Veba (5.2%), Bayer (4.6%), Munich Re (4.3%), Hoechst (4.0%), BASF (3.4%), and
RWE (3.0%). In addition to these large-capitalization companies, the FT Index-Germany also includes a number of well known mid-capitalization German companies, such as Continental and Deutsche Babcock.

      Over the six-year period ended December 29, 1995, the performance of the Germany component of the FT Index had a correlation of 0.952 with the performance of the DAX, a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange, and 0.701 with that of the S&P 500.

      As of December 29, 1995, together, the largest five holdings comprised approximately 36% of the market capitalization of the Germany component; the largest ten holdings comprised approximately 56% of the market capitalization of the German component; and the largest 20 holdings comprised approximately 77% of the market capitalization of the Germany component.

      The ten most highly represented industry sectors in the Germany component of the FT Index and the approximate percentages of the Germany component represented thereby as of December 29, 1995, were:

          1)  Insurance Multi/Property/Casualty   17.9%
          2)  Banks:  Commercial & Other          15.1%
          3)  Chemicals                           13.8%
          4)  Automobiles                         11.6%
          5)  Electrical Equipment                 8.1%
          6)  Utilities                            6.5%
          7)  Machinery & Engineering Services     5.3%
          8)  Diversified Holding Companies        5.2%
          9)  Mining, Metals & Minerals            5.1%
         10)  Retail Trade                         2.4%

Appendix C hereto contains a complete list of the component securities of the Germany component as of December 29, 1995.

      The average annual total returns in US Dollars of the Germany component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                       FT Index-Germany
                  1 Year                  16.5%
                  3 Years                 18.6
                  5 Years                 10.2
                  10 Years                10.6


The Hong Kong Component

      On December 29, 1995, the Hong Kong component of the FT Index consisted of 55 stocks with an aggregate market capitalization of approximately HK $1,645.7 billion, or US $212.8 billion. In percentage terms, the Hong Kong component represented approximately 85.7% of the aggregate investible market capitalization of Hong Kong. The ten largest constituents of the Hong Kong component and the respective approximate percentages of the Hong Kong component represented by such constituents were, in order: Hutchison Whampoa (10.3%), Hong Kong Telecomm (9.4%), Sun Hung Kai Properties (8.9%), Hang Seng Bank (8.1%), Cheung Kong (6.3%), Henderson Land (4.5%), China Light & Power (4.3%), Swire Pacific (3.5%), New World Dev. (3.4%), and Wharf Holdings (3.4%). Many of the companies comprising the FT Index-Hong Kong maintain investments in the People's Republic of China and in other regional economies, such as Singapore.

      Over the six-year period ended December 29, 1995, the performance of the Hong Kong component of the FT Index had a correlation of 0.998 with the performance of the Hang Seng, a capitalization-weighted index of the 33 stocks traded on the HKX, and 0.845 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 43% of the market capitalization of the Hong Kong component; the largest ten holdings comprised approximately 62% of the market capitalization of the Hong Kong component; and the largest 20 holdings comprised approximately 84% of the market capitalization of the Hong Kong component.

      The ten most highly represented industry sectors in the Hong Kong component of the FT Index, and the approximate percentages of the Hong Kong component represented thereby, as of December 29, 1995, were:

          1)  Real Estate                         37.0%
          2)  Utilities                           18.7%
          3)  Diversified Consumer Goods          12.7%
          4)  Diversified Holding Companies       10.3%
          5)  Banks:  Commercial & Other           9.6%
          6)  Transportation and Storage           3.2%
          7)  Retail Trade                         2.9%
          8)  Entertainment/Leisure/Toys           2.2%
          9)  Media                                1.1%
         10)  Financial Institutions & Services    1.0%

Appendix D hereto contains a complete list of the securities in the Hong Kong component as of December 29, 1995.

      The average annual total returns in US Dollars of the Hong Kong component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                    FT Index-Hong Kong
               1 Year                     23.6%
               3 Years                    24.7
               5 Years                    30.8
               10 Years                   23.6


The Italy Component

      On December 29, 1995, the Italy component of the FT Index consisted of 59 stocks with an aggregate market capitalization of approximately
Lit. 221.7 trillion, or US $139.7 billion. In percentage terms, the Italy component represented approximately 89.7% of the aggregate investible market capitalization of Italy. The ten largest constituents of the Italy component and the respective approximate percentages of the Italy component represented by such constituents were, in order: Generali (13.9%), Telecom Italia Mobile (8.4%), Stet (7.8%), Fiat (7.6%), Telecom Italia (7.4%), INA (3.8%), Alleanza (3.8%), San Paolo (3.1%), ENI (3.0%) and IMI (2.7%).

      Over the six-year period ended December 29, 1995, the performance of the Italy component of the FT Index had a correlation of 0.990 with the performance of the MIB-30, a capitalization-weighted index of 30 Italian stocks traded on the Milan Stock Exchange, and -0.357 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 45% of the market capitalization of the Italy component; the largest ten holdings comprised approximately

61% of the market capitalization of the Italy component; and the largest 20 holdings comprised approximately 81% of the market capitalization of the Italy component.

      The ten most highly represented industry sectors in the Italy component of the FT Index, and the approximate percentages of the Italy component represented thereby, as of December 29, 1995, were:

          1)  Utilities                           29.6%
          2)  Insurance Multi/Property/Casualty   24.5%
          3)  Automobiles                          9.7%
          4)  Banks:  Commercial & Other           8.6%
          5)  Financial Institutions & Services    6.5%
          6)  Insurance:  Life & Agents/Brokers    3.8%
          7)  Diversified Holding Companies        3.6%
          8)  Oil                                  3.0%
          9)  Computers/Office Equipment           2.9%
         10)  Food and Grocery Products            1.9%

Appendix E hereto contains a complete list of the securities constituting the Italy component as of December 29, 1995.

      The average annual total returns in US Dollars of the Italy component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                         FT Index-Italy
               1 Year                        -0.4%
               3 Years                       12.5
               5 Years                        1.4
               10 Years                       7.3


The Japan Component

      On December 29, 1995, the Japan component of the FT Index consisted of 483 stocks with an aggregate market capitalization of approximately Y293.6 trillion, or US $2.8 trillion. In percentage terms, the Japan component represented approximately 83.1% of the aggregate investible Japanese market capitalization. The ten largest constituents of the Japan component and the respective approximate percentages of the Japan component represented by such constituents were, in order: Toyota Motor (2.8%), Ind Bank of Japan (2.5%), Mitsubishi Bank (2.4%), Sumitomo Bank (2.3%), Fuji Bank (2.3%), Dai-ichi Kangyo Bank (2.2%), Sanwa Bank (2.1%), Sakura Bank (1.5%), Nomura Securities (1.5%) and Tokyo Electric Power (1.3%). Many of the companies comprising the FT Index-Japan have contributed to the export economy of Japan, which over the period 1990 to 1994 produced trade surpluses with the rest of the world averaging US$75.4 billion per annum, based on data provided by the Adviser.

      Over the six-year period ended December 29, 1995, the performance of the Japan component of the FT Index had a correlation of 0.979 with the performance of the Nikkei-225, a broad-based price-weighted index of 225 major equity securities traded on the first section of the Tokyo Stock Exchange, and 0.231 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 12% of the market capitalization of the Japan component; the largest ten holdings comprised approximately 21% of the market capitalization of the Japan component; and the largest 20 holdings comprised approximately 31% of the market capitalization of the Japan component.

      The ten most highly represented industry sectors in the Japan component of the FT Index, and the approximate percentages of the Japan component represented thereby, as of December 29, 1995, were:


    1)  Banks:  Commercial and Other              22.5%
    2)  Financial Institutions                     6.2%
    3)  Utilities                                  6.1%
    4)  Electronics & Instrumentation              6.1%
    5)  Automobiles                                5.2%
    6)  Transportation and Storage                 4.9%
    7)  Construction and Building Materials        4.3%
    8)  Retail Trade                               4.3%
    9)  Household Durables & Appliances            3.7%
   10)  Chemicals                                  3.6%


Appendix F hereto contains a complete list of the securities constituting the Japan component as of December 29, 1995.

      The average annual total returns in US Dollars of the Japan component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                         FT Index-Japan
               1 Year                      -0.4%
               3 Years                     14.8
               5 Years                      5.3
               10 Years                    12.5


The South Africa Component

      On December 29, 1995, the South Africa component of the FT Index consisted of 45 stocks with an aggregate market capitalization of approximately CR510.8 billion, or US $140.1 billion. In percentage terms, the South Africa component represented approximately 82.2% of the aggregate investible South Africa market capitalization. The ten largest constituents of the South Africa component and the respective approximate percentages of the South Africa component represented by such constituents were, in order:
Anglo American Corp. (10.1%), De Beers/Centenary (8.2%), South African Breweries (7.7%), Liberty Life Association (5.4%), Standard Bank Inv. (4.1%), Rembrandt Group (3.6%), SASOL (3.5%), Gencor (3.5%), Liberty Holdings (2.9%) and First National Bank (2.9%).

      Over the five-year period ended December 29, 1995, the performance of the South Africa component of the FT Index had a correlation of 0.998 with the performance of the All Share Index, a capitalization-weighted index of South African stocks, and 0.747 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 35% of the market capitalization of the South Africa component; the largest ten holdings comprised approximately 52% of the market capitalization of the South Africa component; and the largest 20 holdings comprised approximately 72% of the market capitalization of the South Africa component.

      The ten most highly represented industry sectors in the South Africa component of the FT Index, and the approximate percentages of the South Africa component represented thereby, as of December 29, 1995, were:

          1)  Precious Metals & Minerals          34.9%
          2)  Diversified Holding Companies       11.6%
          3)  Beverages & Tobacco                 11.3%
          4)  Insurance:  Life and Agents/Brokers  9.8%
          5)  Banks:  Commercial & Other           9.6%
          6)  Food & Grocery Products              4.0%
          7)  Forestry and Paper Products          3.7%
          8)  Mining, Metals & Minerals            3.7%
          9)  Oil                                  3.5%
         10)  Construction & Bldg. Materials       1.7%

Appendix G hereto contains a complete list of the securities in the South Africa component as of December 29, 1995.

      The average annual total returns in US Dollars of the South Africa component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                    FT Index-South Africa
               1 Year                     18.2%
               3 Years                    41.3
               5 Years                    19.5
               10 Years                   16.9


The UK Component

      On December 29, 1995, the UK component of the FT Index consisted of 205 stocks with an aggregate market capitalization of approximately L702.9 billion, or US $1,091.3 billion. In percentage terms, the UK component represented approximately 82.6% of the aggregate investible market capitalization of the United Kingdom. The ten largest constituents of the UK component and the respective approximate percentages of the UK component represented by such constituents were, in order: Glaxo Wellcome (4.6%), British Petroleum (4.3%), Shell Transport & Trading (4.0%), British Telecom (3.2%), BAT Industries (2.5%), HSBC Holdings (2.5%), Lloyds TSB Group (2.4%), Marks & Spencer (1.8%), BTR (1.8%) and Barclays (1.7%).

      Over the six-year period ended December 29, 1995, the performance of the UK component of the FT Index had a correlation of 0.998 with the performance of the FT-SE 100 Index, an index of 100 U.K. companies ranked by market capitalization, and 0.892 with that of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 19% of the market capitalization of the UK component; the largest ten holdings comprised approximately 29% of the market capitalization of the UK component; and the largest 20 holdings comprised approximately 44% of the market capitalization of the UK component.

      The ten most highly represented industry sectors in the UK component of the FT Index, and the approximate percentages of the UK component represented thereby, as of December 29, 1995, were:

          1)  Banks:  Commercial & Other          12.5%
          2)  Utilities                           11.8%
          3)  Health & Personal Care               9.7%
          4)  Oil                                  9.1%
          5)  Retail Trade                         8.8%
          6)  Beverages & Tobacco                  8.3%
          7)  Media                                4.4%
          8)  Food & Grocery Products              3.9%
          9)  Construction and Building Materials  3.1%
         10)  Diversified Industrials              2.8%

Appendix H hereto contains a complete list of the component securities of the UK component as of December 29, 1995.

      The average annual total returns in US Dollars of the UK component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                          FT Index-UK
               1 Year                      23.3%
               3 Years                     14.7
               5 Years                     11.6
               10 Years                    16.1


The US Component

      On December 29, 1995, the US component of the FT Index consisted of 639 stocks with an aggregate market capitalization of approximately US $4.9 trillion. In percentage terms, the US component represented approximately 73.8% of the aggregate investible market capitalization of the U.S. markets. The ten largest constituents of the US component and the respective approximate percentages of the US component represented by such constituents were, in order: General Electric (2.5%), AT&T (2.1%), Exxon Corp. (2.0%), Coca-Cola (1.9%), Merck & Co (1.6%), Philip Morris (1.5%), Procter & Gamble (1.2%), Johnson & Johnson (1.1%), IBM (1.1%) and Microsoft Corp. (1.1%).

      Over the six-year period ended December 29, 1995, the performance of the US component of the FT Index had a correlation of 1.000 with the performance of the S&P 500.

      As of December 29, 1995, the largest five holdings together comprised approximately 10% of the market capitalization of the US component; the largest ten holdings comprised approximately 16% of the market capitalization of the US component; and the largest 20 holdings comprised approximately 25% of the market capitalization of the US component.

      The ten most highly represented industry sectors in the US component of the FT Index, and the approximate percentages of the US component represented thereby, as of December 29, 1995, were:

          1)  Utilities                           13.1%
          2)  Health & Personal Care              11.1%
          3)  Banks:  Commercial & Other           7.8%
          4)  Oil                                  6.4%
          5)  Beverages & Tobacco                  5.3%
          6)  Computer and Office Equipment        4.7%
          7)  Retail Trade                         4.5%
          8)  Food and Grocery                     4.1%
          9)  Electrical Equipment                 3.5%
         10)  Business Services &
              Computer Software                    3.5%

Appendix I hereto contains a complete list of the securities in the US component as of December 29, 1995.

      The average annual total returns of the US component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:

                                          FT Index-US
               1 Year                        37.3%
               3 Years                       15.3
               5 Years                       16.8
               10 Years                      14.6


Other Components of the FT Index

      In addition to the country components of the FT Index represented by the initial nine Series offered hereby, the FT Index includes components representing fifteen other countries, twelve regions grouped by geographic areas, thirty-six groups classified by industry sectors and seven broad economic sectors. It is anticipated that Series of the Fund covering additional national markets will be organized in the future, although there can be no assurance that any such additional Series will be created.

                        EXCHANGE LISTING AND TRADING

      Application has been made to list the CB Shares(SM) of each Series for trading on the NYSE. The NYSE has approved modifications to its Rules to permit the listing of CB Shares(SM). The non-redeemable CB Shares(SM) are expected to trade on the NYSE at prices that may differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value". There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares(SM) of any Series will continue to be met. The NYSE may remove the CB Shares(SM) of a Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Series of CB Shares(SM), there are fewer than 50 record and/or beneficial holders of the CB Shares(SM) for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. In addition, the NYSE will remove the shares from listing and trading upon termination of the Fund.

      The size of each Series' Fund Basket and the related size of its Creation Unit was designed to provide an initial net asset value per CB(TM) Share, depending on the Series, of between approximately $19 and $56. Because of the range of initial net asset values, it is expected that initial trading of CB Shares(SM) of the various Series on the NYSE will commence at market prices within or close to this range. Price movements in CB Shares(SM) on the NYSE will be quoted in 1/8ths. The Adviser anticipates that the movements in the price of CB Shares(SM) will correlate closely with the value of the respective FT Index component. As in the case of other stocks traded on the NYSE, brokers' commissions on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which are anticipated to range between $.015 to $.12 per share for institutions and high net worth individuals.

      Within the next year management of the Fund plans to apply for listing CB Shares(SM) on a number of foreign stock exchanges such as the Deutsche Boerse and the Australian Stock Exchange with the eventual intention of creating a 24-hour global market for the CB Shares(SM). There can be no assurance that any such listings will be applied for or obtained.



              REASONS FOR INVESTORS TO PURCHASE CB SHARES(SM)

User Rationale

      Investors with differing investment objectives and trading styles may consider using CB Shares(SM) as part of their investment program. For investments of less than US $25 million, the Adviser expects that each Series will have a cost structure roughly equivalent to comparable institutional index-based investments. Individual investors could use CountryBaskets(SM) to gain exposure to foreign markets represented by the various FT Index components, both for investment and trading. In addition, CB Shares(SM) may be used in combination with foreign securities or shares of mutual funds for hedging or to pursue various trading strategies. Professional investors could use CB Shares(SM) for arbitrage, hedging and trading, including as an alternative to futures based on different foreign market indices, when the investor wants exposure to foreign markets. It is expected that arbitrage involving the purchase and redemption of multiple Creation Units would eventually enable dealers and other investors to benefit from certain economies of scale in transactional costs.

Institutional investors could use CB Shares(SM) as a management tool for tactical asset allocation without the use of derivatives, to gain international exposure and, depending on future experiences with costs and liquidity, for long term holdings in core positions for their investment portfolio. In addition, CB Shares(SM) may be used by asset managers to gain market exposure in markets for their clients where they do not necessarily possess the analytic resources needed to select individual securities; to invest cash balances on a short- to medium-term basis; to reduce or neutralize portfolio exposure in a specific national market by short selling CB Shares(SM); in tandem with use of other securities and derivatives, to tailor portfolio exposure to foreign markets to meet specific investment objectives; to reallocate relative market exposures of a portfolio without disposing of existing portfolio components; and to take advantage of potential liquidity and pricing disparities and potential stock lending returns.

Possible User Benefits

      CountryBaskets(SM) are designed to provide investors with a highly liquid mechanism, using securities rather than derivatives, for investing in the national markets represented by each series. The Adviser intends to make reasonable efforts to foster a liquid and transparent market, which is generally characteristic of securities trading on the NYSE. There can be no assurance, however, that active trading markets for the CB Shares(SM) will develop. In addition, since CB Shares(SM) will be quoted on the NYSE, CB Shares(SM) are expected to serve as a price discovery mechanism during U.S. trading hours for investment in the various foreign markets represented by the Series. Subject to any suspension of trading by the NYSE, CB Shares(SM) may be traded throughout the regular trading session of the NYSE, including at times when the relevant foreign markets are closed. Subject to the receipt of favorable no-action relief from the Commission by the NYSE, short sales of CB Shares(SM) will be permitted notwithstanding Rule 10a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      Because the securities portfolio of each Series will substantially replicate the securities comprising the corresponding FT Index component, the Adviser expects that the potential for index tracking error relative to index-based products relying on optimization or similar management strategies should be substantially reduced. Moreover, CB Shares(SM) do not entail the counterparty risk present in over-the-counter derivatives contracts, like index swaps, to which CB Shares(SM) are an alternative.

      Individual, non-redeemable CB Shares(SM) are book-entry securities subject to normal U.S. settlement procedures, including a three-day settlement cycle. Unlike many direct investments in foreign equities, CB Shares(SM) traded in the secondary market will not entail complicated foreign custody and settlement arrangements, stamp taxes and other levies associated with trading in non-U.S. equities. In addition, CB Shares(SM) may be loaned on the same basis as other U.S. equity securities, creating potential for increasing the total return to an investor. Subject to receipt by the NYSE of no-action relief from the Commission, broker-dealers may generally extend credit on CB Shares(SM) just as on other marginable securities, subject to the applicable provisions of Regulation T of the Board of Governors of the Federal Reserve System. Under the terms of such no-action relief, the extension of credit on CB Shares(SM) by broker-dealers participating in the distribution of CB Shares(SM) would be subject to certain limitations.

Investment Rationale

      Since the basket of securities held by each Series is represented by an individual stock, the CB Shares(SM) of such Series, it is anticipated that investors will trade CB Shares(SM) based on their investment outlook for the particular national market represented by the Series. Accordingly, it is expected that much of the trading in CB Shares(SM) will be driven by macroeconomic fundamentals applied to an assessment of the prospects for the particular national market. Because no Series may borrow money for the purpose of leveraging its portfolio, an investment in CB Shares(SM) does not carry the risks associated with investment in a leveraged portfolio. The CB Shares(SM) of each Series will have statistical characteristics normally associated with shares of stock of any company (price/earnings ratios, price/book value ratios, price/cash flow ratios, earnings per share, etc.). Because of these characteristics, CB Shares(SM) can be included in an investment portfolio in much the same way as other stocks and ADRs, such as those of General Electric, AT&T, Intel, Royal Dutch Shell or Norsk Hydro. The Adviser has made arrangements with third party vendors, including Bloomberg Financial Markets, Reuters Ltd., Dow Jones Telerate and Automated Data Processing, to make available to subscribers through their on-line data services certain real-time or daily updated news and information relating to the country markets represented by the respective Series (e.g., spot foreign exchange rates and major market index prices).

                           MANAGEMENT OF THE FUND

Directors and Officers of the Fund

            The Fund's Board consists of six Directors. The Board of Directors is divided into three classes. At each annual meeting of stockholders, the term of one class expires and the successor or successors elected to such class will serve until the third succeeding annual meeting of stockholders, provided that, in the event the Fund is not required to hold an annual meeting in one or more years, the term of any class will not exceed five years. These provisions could delay the replacement of a majority of the Board of Directors by the stockholders of the Fund for up to two years. The replacement of a majority of the Board could be delayed for substantially longer periods when the Fund is not required to hold annual stockholder meetings. See "Capital Stock and Stockholder Reports". The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund. The addresses, principal occupations, and present positions, including any affiliations with the Adviser, State Street, the Fund's administrator (the "Administrator") or ALPS Mutual Funds Services, Inc., the principal underwriter of each Series ("ALPS" or the "Distributor"), of the Directors and the officers of the Fund and their principal occupations for the past five years are listed
below. As of February   , 1996, the Directors and officers of the Fund
owned of record as a group none of the outstanding shares of the Fund. Directors who are deemed to be interested persons of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

                                     Position with the   Principal Occupations During
 Name and Address                    Fund                Past Five Years

 Warner Heineman                     Director            Senior Advisor (consultant), 1st Business Bank, Los Angeles
 1800 Avenue of the Stars                                (since 1992); Senior Vice President, Bank of Los Angeles
 Los Angeles, California 90067                           (1989 to 1992); Senior Vice-President, City National Bank,
                                                         Beverly Hills (CA.) (1981 to 1988); Vice Chairman and
                                                         Director, Union Bank, Los Angeles (1943 to 1981); Director,
                                                         FHP International Corporation (a health maintenance
                                                         organization) (since 1990); Director, FHP Life Insurance
                                                         Company (1992 to 1994); Director, Great States Insurance
                                                         Company (1993 to 1994); Director, FHP Financial Corporation
                                                         (holding company for FHP Life Insurance Company and Great
                                                         States Insurance Company) (since 1994); Director, Alexander
                                                         Haagen Properties, Inc. (real estate investment trust)
                                                         (since 1994); Director, Capital Market Fund, Inc. (mutual
                                                         fund) (1990 to 1995); Trustee, Southwestern University
                                                         School of Law (since 1983); Member of the Board of
                                                         Advisors, UCLA Medical Center (since 1985); Member of Board of Visitors, UCLA School of Medicine (since 1988);
                                                         Director, Los Angeles Music Center Opera (since 1967);
                                                         Director, FHP Foundation (philanthropic organization)
                                                         (since 1995); and Member of the Advisory Board, Recording
                                                         for the Blind, Inc.

 Joseph A. La Corte*                 Director and        Director (since 1994) and Vice President (1992 to 1994) of
 31 West 52nd Street                 President           Deutsche Morgan Grenfell/C. J. Lawrence Inc.; Vice
 New York, New York 10019                                President, Nomura Securities International (1990 to 1992).

 W. Carter McClelland*               Director and        President and Chief Executive Officer, Deutsche Morgan
 31 West 52nd Street                 Chairman            Grenfell/C. J. Lawrence Inc. (since 1995); Division
 New York, New York 10019                                Director and other positions, Morgan Stanley & Co. (1974 to
                                                         1995).


                                     Position with the   Principal Occupations During
 Name and Address                    Fund                Past Five Years

 Lawrence C. McQuade                 Director            Chairman, Qualitas International (international consulting)
 125 East 72nd Street                                    (since 1995); Director, Bunzl PLC (paper distributor)
 New York, New York 10021                                (since 1991); Director, Quixote Corporation (highway
                                                         safety, manufacturer of CDs and CD ROMS) (since 1992);
                                                         Director, Applied Bioscience Inc. (conducts clinical trials for pharmaceutical companies (since 1995); Chairman (since
                                                         1995) and Director (since 1994), Czech & Slovak American
                                                         Enterprise Fund (investment fund); Director, Oxford
                                                         Analytica Inc. (provides political, economic and business
                                                         information) (since 1988); Vice-Chairman, Prudential Mutual
                                                         Fund Management (1988 to 1995); served as President and
                                                         Director (until 1995) of 39 investment companies advised by
                                                         Prudential Mutual Fund Management.

 Karl M. von der Heyden              Director            Senior Advisor, The Clipper Group (since 1994); Chairman,
 12 East 49th Street                                     Financial Accounting Standards Advisory Council (since
 New York, New York 10017                                1995); President and Chief Executive Officer,
                                                         Metallgesellschaft Corp. (1993 to 1994); Chief Financial
                                                         Officer (1989 to 1993) and Co-Chairman and Chief Executive
                                                         Officer (1993 to 1993), RJR Nabisco Holdings Corp.;
                                                         Director, Federated Department Stores (retail department
                                                         stores) (since 1992); Director, Trizec Corporation Ltd.
                                                         (real estate developer) (since 1994); Member of the Board
                                                         of Trustees, Duke University (since 1995); and Vice
                                                         Chairman of the Board of Trustees, YMCA of Greater New
                                                         York.

 Robert H. Wadsworth                 Director            President, Robert H. Wadsworth & Associates, Inc.
 4455 E. Camelback Road                                  (financial services consulting); President, Investment
 Suite 261 E                                             Company Administration Corporation (since 1992); President,
 Phoenix, Arizona 85018                                  First Fund Distributors, Inc.; Vice President,
                                                         Professionally Managed Portfolios (since 1991); Member of
                                                         the Board of Supervisory Directors of ML High Yield-
                                                         Treasury Securities Fund N.V. (since 1991); Member of the
                                                         Boards of Directors of The Central European Equity Fund,
                                                         Inc. (since 1990), The Germany Fund, Inc. (since 1986) and
                                                         The New Germany Fund, Inc. (since 1990).

 Thomas A. Curtis                    Vice President      Vice President and Senior Counsel, Deutsche Bank AG (New
 31 West 52nd Street                 and Secretary       York Branch) (since 1995); Associate, Cleary, Gottlieb,
 New York, New York 10019                                Steen & Hamilton (law firm) (1986 to 1993 and 1994 to
                                                         1995); Executive Vice President and General Counsel, Del
                                                         Monte Fresh Company (1993).


                                     Position with the   Principal Occupations During
 Name and Address                    Fund                Past Five Years

 Joseph Cheung                       Vice President      Assistant Vice President (since 1994) and Associate (1991-
 31 West 52nd Street                 and Treasurer       1994), Deutsche Morgan Grenfell/C. J. Lawrence Inc.;
 New York, New York 10019                                Assistant Secretary and Assistant Treasurer (since 1993),
                                                         The Germany Fund, Inc., The Central European Equity Fund,
                                                         Inc. and The New Germany Fund, Inc.

            The following table sets forth the remuneration of Directors and officers of the Fund:

 Name of Person,                     Aggregate Compensation from     Total Compensation from the Fund and
 Position                            the Fund                        Fund Complex Paid to Directors

 Warner Heineman                                 *<F1>                                *<F1>
 Director

 Joseph A. La Corte                              NONE                                 NONE
 Director and President

 W. Carter McClelland                            NONE                                 NONE
 Director and Chairman
 Lawrence C. McQuade                             *<F1>                                *<F1>
 Director

 Karl M. von der Heyden                          *<F1>                                *<F1>
 Director
 Robert H. Wadsworth                             *<F1>                                *<F1>
 Director                                                                            **<F2>

 Thomas A. Curtis                                NONE                                 NONE
 Vice President and Secretary

 Joseph Cheung                                   NONE                                 NONE
 Vice President and Treasurer

_____________________

<F1>*    The Fund will pay each Director $7,000 per annum, $2,000 per directors' meeting attended and $500 per committee meeting attended.
<F2>**   Mr. Wadsworth received $42,000 in aggregate compensation in 1995 for his services as a director of The Germany Fund, Inc.,
         The Central European Equity Fund, Inc. and The New Germany Fund, Inc., three closed-end funds for which DMG serves as manager and Deutsche Asset Management GmbH, an affiliate of DMG, serves as investment adviser.


            No Director or officer of the Fund is entitled to any pension or retirement benefits from the Fund.

Certain Affiliated Relationships

            Messrs. McClelland and La Corte, Directors of the Fund, are President and Chief Executive Officer, and Director, respectively, of DMG. Messrs. Curtis and Cheung, officers of the Fund, are Vice President and Senior Counsel of Deutsche Bank AG (New York Branch) and Assistant Vice President of DMG, respectively.

                      INVESTMENT ADVISORY, MANAGEMENT
                             AND OTHER SERVICES

      The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investment Management" and "Administrator".

The Investment Adviser

      DMG, a corporation organized under the laws of the State of Delaware, is a wholly owned direct subsidiary of DB U.S. Financial Markets Holding Corporation and a wholly owned indirect subsidiary of Deutsche Bank AG, a major German banking institution. DMG is engaged in the securities underwriting, investment advisory, and securities brokerage business. It is a member of the NYSE and other principal U.S. stock exchanges. DMG has significant global investment management experience. As of December 29, 1995, Deutsche Bank AG and its affiliates together managed over US $130 billion in institutional and mutual fund assets.

      DMG serves as investment adviser to each Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and DMG. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each Series, will manage the investment of each Series' assets. The Adviser has not previously acted as investment adviser to an investment company that seeks to track the performance of an index. The Adviser will be responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Series. In addition, the Adviser will provide administrative services to the Fund that will include negotiating and overseeing the Fund's contractual arrangements with third-party service providers. Each Series will pay the Adviser an investment advisory and management fee, computed daily and paid monthly, equal to an annual rate of (i) .20% (in the case of the US Index Series), .30% (in the case of the Australia Index Series, the France Index Series, the Germany Index Series, the Italy Index Series, the Japan Index Series and the UK Index Series) or .45% (in the case of the Hong Kong Index Series and the South Africa Index Series) of the average daily net assets of such Series, plus (ii) in the case of each Series, as remuneration for the Adviser's services in connection with lending portfolio securities of the Series, 40% of the Series' gross investment income, excluding dividends on portfolio securities. In addition, DMG will be reimbursed by each Series for its out-of-pocket costs incurred in providing certain administrative services. See "Investment Policies and Restrictions--Lending Portfolio Securities". The Management Agreement will continue in effect until February 8, 1998, and thereafter will be subject to annual approval by (1) the Fund's Board of Directors or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by DMG and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The Management Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Management Agreement.

      The Adviser will reimburse, on a pro rata basis, each Series for annual expenses of such Series which exceed the most stringent limits prescribed by any state in which shares of the Series are offered for sale. Currently, the only limitation which the Fund believes would be applicable requires the Adviser to reimburse a Series to the extent that aggregate operating expenses of the Series (excluding interest, taxes, brokerage commissions, distribution expenses, if any, and extraordinary expenses) exceed in any year 2.5% of the first $30 million of average net assets of such Series, 2.0% of the next $70 million of average net assets of the Series and 1.5% of average net assets of the Series in excess of $100 million.

The Administrator, Custodian and Transfer Agent

      State Street, a Massachusetts trust company, provides certain administrative services to the Fund, including clerical, bookkeeping and recordkeeping services not otherwise performed by the Adviser or the Custodian, pursuant to an Administration Agreement (the "Administration Agreement") between the Fund and State Street. Pursuant to the Administration Agreement, State Street will provide administrative services to the Fund which include, among other things, monitoring and administering payment of Fund expenses, preparing the Fund's financial statements and regulatory filings and preparing the Fund's tax returns. The Administration Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the Fund's Board. The Administration Agreement is also terminable upon 60 days' notice by State Street.

      The Administration Agreement provides that State Street will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of State Street in the performance of its obligations and duties under the Administration Agreement.

      For its administrative services to the Fund, State Street is entitled to a fee, computed daily and paid monthly, equal to an annual rate of .08% of the average daily net assets of each Series up to $125 million, plus
 .06% of the average daily net assets of such Series in excess of $125 million up to $250 million and .04% of the average daily net assets of such Series in excess of $250 million, subject to a minimum annual fee of $95,000 for each Series. In addition, State Street will be reimbursed by the Fund for certain out-of-pocket costs incurred in providing administrative services.

      State Street will also act as Custodian and transfer agent (the "Transfer Agent") for the Fund. See "Custodian and Transfer Agent" in the Prospectus. State Street served as custodian for more than $2 trillion in assets worldwide as of September 30, 1995, and manages securities processing operations and treasury centers in the United States, Europe and the Pacific Basin.


                           BROKERAGE TRANSACTIONS

      When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party. Orders for agency brokerage transactions may be placed with Deutsche Bank AG as well as DMG. The Fund's policy requires that commissions paid to Deutsche Bank AG and DMG comply with Section 17(e) of the 1940 Act and the rules thereunder.

      Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to a Series, to reduce expenses of the Series.

      The Adviser will assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turn-over may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Series is expected to be under 50%. See "The Fund--Investment Policies--Portfolio Turnover" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNIT AGGREGATIONS

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Purchase and Issuance of Fund Shares in Creation Unit Aggregations".

Generally

      The Fund will offer and sell shares of each Series on a continuous basis only in aggregations of a specified number of shares for such Series as set forth below (each a "Creation Unit"), without an initial sales charge, at the net asset value of the shares next determined after receipt of an order in proper form (as described below under "Procedures for Purchasing Creation Units"). The consideration for a purchase of each Creation Unit aggregation of shares of a Series is an in-kind deposit of a designated portfolio of equity securities substantially corresponding in composition and weighting to the relevant component of the FT Index (a "Fund Basket"), plus a specified amount of cash (the "Cash Component"). Together, a single Fund Basket and related Cash Component (the "Fund Deposit") represent the minimum initial and subsequent investment amount required for the purchase of shares of a Series, which may only be made in Creation Unit size aggregations. The number of shares constituting a Creation Unit of each Series, subject to any stock splits or reclassifications by the Board of Directors, is 250,000 for the Japan Index Series and 100,000 for each other Series. The aggregate net asset value of a Creation Unit of shares is expected to be between US$1.9 million and US$10 million. Orders for Creation Units must be placed with ALPS, the Fund's Distributor. The address and telephone number of the Distributor are 370 Seventeenth Street, Suite 2700, Denver, Colorado, 1-
800-CB-INFOS; facsimiles should be sent to    -   -   . See "Procedures for
Purchasing Creation Units" below.

      The Fund will issue and sell shares of a Series only on a Business Day. A "Business Day" with respect to a Series other than the US Index Series is any day on which (i) the NYSE, (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such Series and (iii) financial institutions in Massachusetts are open for business, and in the case of the US Index Series, any day on which the NYSE is open and financial institutions in Massachusetts are open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Series are set forth in Appendix A to the Prospectus. Massachusetts financial institutions are open on all days when the NYSE is open (see "Business Day" below) except Columbus Day, Veterans Day and Martin Luther King Day (observed). See also "Special Considerations and Risks--Continuous Offering".

      For information on the initial issuance of Creation Units of CB Shares(SM) and the commencement of trading on the NYSE, see "Initial Issuance of Creation Units and Commencement of Trading" below.

The Fund Basket

      Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m., New York time, on the previous NYSE business day), the names and number of shares of each security constituting the Fund Basket for each Series, as determined by the Adviser at the close of business on the NYSE on such previous day, will be made available through the Distributor and the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission (the "Commission"). Such Fund Basket will be in effect for redemptions of Creation Units of CB Shares(SM) of each Series and purchases of Creation Units of the US Index Series on such NYSE business day and for purchases of Creation Units of CB Shares(SM) of each other Series on a specified Business Day for such Series subsequent to such NYSE business day (except as may be provided otherwise in the case of an alternative purchase option; see "Possible Alternative Purchase Procedure Option" below). The date of purchase and issuance of Creation Units of CB Shares(SM) of each Series is referred to as an "Issue Date". The Issue Date for a purchase of Creation Units of the US Index Series is the same day as the effective date for the applicable Fund Basket. The Issue Date for each non-US Index Series will be the indicated number of days after the effective date of the applicable Fund Basket: the Australia Index Series, the third Business Day; the France Index Series, the third Business Day; the Germany Index Series, the second Business Day; the Hong Kong Index Series, the second Business Day; the Italy Index Series, the third Business Day; the Japan Index Series, the third Business Day; the South Africa Index Series, the fourth Business Day; and the UK Index Series, the fifth Business Day. For example, the Fund Basket for the France Index Series to be in effect on Tuesday, April 16, 1996 for redemptions on such date will be made available presently by 8:00 p.m. New York time on Monday,

April 15, 1996, the previous business day on which the NYSE is open. Such Fund Basket will be applicable to purchases of a Creation Unit of CB Shares(SM) of the France Index Series on Friday, April 19, 1996 (the subsequent third Business Day). On each day the NYSE is open, the Distributor and the NSCC will also make available on the morning of each day that the NYSE is open the amount of the Cash Component for the previous Business Day for each Series.

      The composition of the Fund Basket will change with changes in the relevant FT Index component. In addition, in the event that the Adviser determines, in its discretion, that a security is likely to be unavailable or available in insufficient quantities for delivery as part of a Fund Basket or that, for example, an investor is legally prohibited from acquiring a particular security, the cash equivalent value of such security may be required or permitted to be delivered in lieu of the security in the Fund Basket. Such amount will be added to the Cash Component (see "The Cash Component" below). The announcement of a Fund Basket for a Series will include the announcement of any adjustments to the Fund Basket that will be in effect for purchases of such Series' shares on the Issue Date in order to reflect stock splits, mergers, issuer replacements or other corporate events. If the securities tendered by an investor for a purchase of a Creation Unit aggregation of shares will not constitute the complete Fund Basket for the Issue Date, the Adviser in its discretion may waive any deficiency in the Fund Basket delivered and require the cash equivalent value of any undelivered securities to be included in the Cash Component of the Fund Deposit.

      No shares of any Series will be issued until the transfer of good title to the Fund of the Fund Basket and the payment of the Cash Component (together, in the case of each Series other than the US Index Series, with the applicable Cash Component transaction fee) have been completed, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares(SM) Clearing Process (as defined herein) described below under "Procedures for Purchasing Creation Units" or as provided under "Possible Alternative Purchase Procedure Option". All questions as to the number of shares of each security in the Fund Basket required to be delivered, and the waiver of any deficiency in the Fund Basket delivered, shall be determined by the Adviser, whose determination shall be final. The Custodian's determination of the validity, form and acceptance or rejection for deposit of the securities delivered by an Authorized Participant shall be final and binding on the Authorized Participant.

      Purchasers of Fund shares in Creation Unit size aggregations are responsible for the costs of transferring the Fund Basket securities to the account of the Fund. As of December 29, 1995, the estimated costs of transferring the securities in a Fund Basket to the Fund, which may include, among others, settlement and custody charges, securities registration costs and similar costs, are as follows: the Australia Index Series, $2,624; the France Index Series, $3,737; the Germany Index Series, $1,952; the Hong Kong Index Series, $3,192; the Italy Index Series, $1,593; the Japan Index Series, $12,123; the South Africa Index Series, $1,408; the UK Index Series, $5,535; and the US Index Series, $12,103. Such transfer costs will vary with the number of constituent securities in the relevant Fund Basket, but will not vary according to the number of Fund Baskets delivered to the Fund's subcustodian simultaneously in respect of a single purchase order. In addition, investors purchasing Creation Units of CB Shares(SM) of the Australia, South Africa and UK Index Series will pay stock transfer taxes or stamp duties of .30%, 1.0% and .50%, respectively, of the value of each Fund Basket delivered to the relevant subcustodian in connection with the registration of transfer of such Fund Basket securities to the Fund. See "Summary of Fund Expenses" in the Prospectus.

The Cash Component

      The Cash Component will be equal to the difference between the value of the Fund Basket delivered for the purchase of a Creation Unit of CB Shares(SM) on the Issue Date and the net asset value of the Creation Unit aggregation of shares of the particular Series next computed on such Business Day and will be determined at the close of the NYSE (currently
4:00 p.m., New York time) on such Business Day when the net asset value of Fund shares is determined. If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares on a Business Day, the Adviser may determine to accept fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund
Basket and may request some cash to be substituted for the omitted securities in order to limit the value of the Fund Basket as tendered to the net asset value of the Creation Unit aggregation of shares. If an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Basket securities, including accepting the return of one or more Fund Basket securities should these exceed the net asset value of the Creation Unit of CB Shares(SM) being acquired, the Adviser shall have the right, in its discretion, to permit the cash equivalent value of such Fund Basket security or securities to be included as part of the Cash Component in lieu thereof, subject to the applicable Cash Component transaction fee, or, as the case may be, to purchase for the Fund the Fund Basket securities otherwise to be returned and reimburse the amount of the excess to the investor in cash. With respect to a determination whether to accept or permit cash to be substituted in lieu of Fund Basket securities, the Distributor shall communicate the request to the Adviser without providing any information disclosing the identity of the Authorized Participant or the investor concerned. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the relevant FT Index component which may not be available in sufficient quantity for delivery or for other similar reasons.
The Cash Component, as calculated based on delivery in full of the Fund
Basket announced for a designated Issue Date, will not exceed 10% of the total purchase price of a Creation Unit aggregation of shares on such date.
In the event that the Fund accepts the substitution of cash for omitted
Fund Basket securities as described above, however, the Cash Component may in certain limited circumstances exceed 10% of the total purchase price. Securities not accepted as part of the Fund Basket will be returned promptly. The tendered securities in the Fund Basket will be valued on an Issue Date in the same manner as the relevant Series values its portfolio securities for purposes of calculating the Series' net asset value. See "Determining Net Asset Value". The Distributor and NSCC will also make available on the morning of each Business Day information with respect to the Cash Component for purchases of shares of such Series at the end of the previous Business Day.

      In the case of each Series other than the US Index Series, a cash transaction fee will be imposed by the Fund on the Cash Component of the Fund Deposit to offset the Fund's brokerage and other transaction costs of investing such cash. The Cash Component transaction fee for the purchase of shares of the applicable Series, as a percentage of the Cash Component, is as follows: the Australia Index Series, 1.15%; the France Index Series, 1.0%; the Germany Index Series, 1.0%; the Hong Kong Index Series, 1.2%; the Italy Index Series, 1.0%; the Japan Index Series, 1.32%; the South Africa Index Series, 2.0%; and the UK Index Series, 1.5%. See "Summary of Fund Expenses" in the Prospectus. The US Index Series will bear brokerage and other transaction costs associated with investing the Cash Component received on purchases of Creation Unit aggregations of US CB Shares(SM). Arrangements satisfactory to the Fund for delivery of the Cash Component and the cash purchase transaction fee must be made on the date of purchase in order for shares to be issued. See "Procedures for Purchasing Creation Units" below.

Procedures for Purchasing Creation Units

      Orders for Creation Unit size aggregations of shares of any Series may be placed with the Distributor only by an "Authorized Participant", i.e., a participant (a "DTC Participant") in The Depository Trust Company ("DTC") who has entered into an Authorized Participant Agreement (the "Authorized Participant Agreement") with the Fund, the Distributor and State Street, as Custodian and Transfer Agent. The Authorized Participant Agreement provides for procedures with respect to the purchase and redemption of Creation Unit aggregations of shares that supplement the procedures set forth herein. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase Creation Unit aggregations of shares. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Unit aggregations of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund anticipates that it will enter into Authorized Participant Agreements with only a few DTC Participants. Investors seeking to purchase Creation Unit size aggregations of Fund shares are directed to contact the Distributor for a current list of Authorized Participants. Purchase orders for Creation Unit aggregations of shares may be directed to the Distributor through an Authorized Participant by a dealer which has entered into an agreement with the Distributor for solicitation of purchases of Creation Unit aggregations of shares. All shares of the Fund will be entered on the records of DTC in the name of Cede & Co. for the account of the Authorized Participant. For additional information, see "The Fund--Book-Entry Only System" in the Prospectus. In placing an order, an Authorized Participant agrees that it will provide for payment of the Cash Component and related Cash Component transaction fee on its own behalf or on behalf of the investor for which it acts. Investors are responsible for making their own arrangements with an Authorized Participant for payment to it of the Cash Component amount and related cash purchase transaction fee.

      In addition, in the case of the US Index Series, an Authorized Participant that is a participant in the Continuous Net Settlement ("CNS") System of the NSCC may alternatively deliver the Fund Basket and the Cash Component through the CNS clearing processes of the NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Unit size aggregations of CB Shares(SM) of the US Index Series (referred to herein as the "CB Shares(SM) Clearing Process"). The Distributor will upon request provide a list of Authorized Participants that are participants in the CNS System of the NSCC. The Authorized Participant authorizes State Street, as Index Receipt Agent (as such term is defined in the rules of the NSCC, the "Agent") to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the purchase order. Pursuant to such trade instructions from the Agent to NSCC, the Authorized Participant agrees to transfer the requisite Fund Basket securities and the Cash Component to the Agent, together with such additional information as may be required by the Agent. See "Placement of Purchase Orders for US Index Series Shares Using the CB Shares(SM) Clearing Process" below. In accordance with its procedures in effect from time to time, NSCC will guarantee delivery of the Fund Basket and the related Cash Component to the Fund for each purchase effected through the CNS System.

      To place an order for shares of any Series other than the US Index Series to be issued on an Issue Date, the Authorized Participant must first give notice to the Distributor on the day a Fund Basket becomes effective for purchases on a subsequent Business Day (see "The Fund Basket") by delivering a notice of intention to purchase one or more Creation Unit aggregations of shares on the applicable Issue Date. No notice of intention is required for a purchase of shares of the US Index Series. The Authorized Participant must cause to be delivered or arrange for the investor to deliver the securities constituting the Fund Basket to the account maintained by the Custodian, in the case of the US Index Series, or with the appropriate subcustodian in the jurisdiction where the portfolio securities of the Series are traded, in the case of each other Series, by the intended Issue Date, provided that for the France Index Series and the South Africa Index Series delivery of the Fund Basket must be made to the appropriate subcustodian on the day prior to the Issue Date.

      Following the notice of intention, an order to purchase Creation Units on an Issue Date, in the form required by the Fund, must be received on the designated Business Day, i.e., the Issue Date, by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE (currently
4:00 p.m., New York time) in order for the issuance of Creation Unit aggregations of shares to be effected at the net asset value next determined at the close of trading on the NYSE on such date. Those placing orders to purchase Creation Units through an Authorized Participant should afford sufficient time to permit proper submission of the purchase order to the Distributor in time for issuance on the desired Issue Date. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

      The Authorized Participant shall have also made arrangements satisfactory to the Fund for the payment, in immediately available or same day funds, of the Cash Component determined on the Issue Date (together with the Cash Component transaction fee applicable to each Series other than the US Index Series) on such date, subject in the case of the US Index Series to payment of the Cash Component through the CB Shares(SM) Clearing Process. Any excess funds will be returned. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the NYSE.

      A purchase order for shares of any Series will be considered in "proper form" if (i) a properly completed purchase order, in the form required by the Fund (available through the Distributor), has been submitted on the intended date of purchase, whether on its own or another customer's behalf, by the Authorized Participant by the 4:00 p.m. close of trading on the NYSE, (ii) delivery of the Fund Basket is confirmed on such date by the Custodian, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares(SM) Clearing Process, and (iii) arrangements satisfactory to the Fund have been made for the payment to the Custodian on such date of any Cash Component (together with the Cash Component transaction fee, if any) which may be due based on the determination of the net asset value of the shares at the close of trading on the NYSE (4:00 p.m.) on such Issue Date. Currently, information as to the delivery of the Fund Basket will be available to the Custodian by 1:00 p.m., New York time, in the case of each Series except the US Index Series, for which confirmation of delivery of the Fund Basket will be available by 3:00 p.m., New York time, on the Issue Date, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares(SM) Clearing Process. If the Authorized Participant's purchase order is received in proper form, the Distributor, on behalf of the Fund, will accept the order and upon determination of the net asset value of the shares of such Series at the close of business on the NYSE, the Fund will issue the appropriate number of Creation Unit aggregations of shares. Either the Fund or the Distributor may at its sole discretion reject any purchase order. Upon payment in full, the Transfer Agent will issue the shares to DTC on the same

Business Day for credit to the account of the Authorized Participant on the following Business Day. Once an order is accepted, the Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order. Investors should be aware that an Authorized Participant may require orders for purchases of CB Shares(SM) placed with an Authorized Participant to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.

      If the Fund Basket delivered by an Authorized Participant to the Custodian or the applicable subcustodian, as the case may be, on an intended Issue Date is incomplete, and cash is not permitted by the Adviser to be substituted for the omitted Fund Basket securities (as described above under "The Fund Basket"), the Authorized Participant may at its option request the Custodian or the applicable subcustodian to retain the securities that have been delivered for up to two NYSE business days in order to permit such Authorized Participant to complete delivery of the Fund Basket in effect on the date that the relevant purchase order was submitted to the Distributor. On the date of completion of delivery of such Fund Basket, the Authorized Participant will be required to submit a new purchase order form, properly completed, to the Distributor. Subject to the foregoing and to the completion of arrangements satisfactory to the Fund for the payment to the Custodian on the new date of purchase of any Cash Component (together with the Cash Component transaction fee, if any) which may be due based on the determination of the net asset value of the shares of the applicable Series at the close of trading on the NYSE on such new date of purchase, the Fund will issue the appropriate number of Creation Unit aggregations of shares at their net asset value on such date as described above.

      As indicated above, Fund Deposits for the US Index Series submitted through the CB Shares(SM) Clearing Process must be delivered through an Authorized Participant that is a participant in the CNS System of the NSCC. Pursuant to trade instructions from the Agent to NSCC, the Authorized Participant agrees to transfer the requisite Fund Basket securities and the Cash Component to the Agent. An order to purchase a Creation Unit of CB Shares(SM) of the US Index Series through the CB Shares(SM) Clearing Process is deemed received by the Distributor on the Issue Date if (i) such order is received by the Distributor not later than the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time), on such date and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

      The foregoing procedures may be modified with respect to the possible alternative purchase procedure described below.

      The Fund reserves the absolute right to reject a purchase order transmitted to the Distributor in respect of any Fund Basket or any component thereof if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the current outstanding shares of any Series; (b) the Fund Basket delivered is not as specified by the Adviser, as described above; (c) acceptance of the Fund Basket would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund and the Distributor are under no duty to give notification of any defects or irregularities in the delivery of Fund Deposits or any component thereof nor shall either of them incur any liability for the failure to give any such notification.

      Absent an applicable exemption, beneficial owners of 10% of the CB Shares(SM) of any Series will be subject to the insider reporting, short-swing profit and short sale provisions under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of CB Shares(SM) within any period of less than six months is recoverable by the Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and change in ownership of CB Shares(SM) within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of CB Shares(SM).

Initial Issuance of Creation Units
and Commencement of Trading

      In connection with the commencement of trading on the NYSE of CB Shares(SM) of each Series, the Fund and the Distributor will enter into purchase agreements with the purchasers of the initial Creation Units of CB Shares(SM) of such Series to meet the conditions to listing on the NYSE.
The agreement will provide that the Fund and the Distributor may waive delivery of the notice of intention otherwise required for all Series except the US Index Series and that such initial Creation Units of CB Shares(SM) of the Series will be sold at the net asset value of the CB Shares(SM) computed at the close of trading on the NYSE (currently 4:00 p.m. New York time) on the effective date of the agreement with respect to such Series. Such Creation Units of CB Shares(SM) will be issued at the end of the same business day on the books of the Transfer Agent. The purchase agreement will provide for delivery of the Fund Basket and the Cash
Component (together with any cash purchase transaction fees) by the close of trading on the NYSE (currently at 4:00 p.m. New York time) on the date of the purchase agreement or for delivery of the Fund Basket and the applicable Cash Component (and applicable fees) on a designated subsequent Business Day applicable to that Series as described under "The Fund Basket" above. In the case of the latter, an irrevocable stand-by letter of credit acceptable to the Fund will be delivered to State Street as Custodian for the benefit of the Fund to secure the settlement of the Fund Basket securities, the Cash Component and any Cash Component transaction fees.

      It is anticipated that trading on the NYSE of CB Shares(SM) of such Series will commence within [two] NYSE business days following the date of the issuance of the initial Creation Unit aggregations of such CB Shares(SM) or shortly thereafter. The Fund and the Distributor will jointly announce the date on which NYSE trading of CB Shares(SM) of that Series will commence at the time of effectiveness of the purchase agreements for that Series. Additional purchase orders for Creation Units of such Series will be accepted from and after the date that NYSE trading of CB Shares(SM) of such Series commences. In the case of the initial purchase of Creation Units of the US Index Series, Fund Deposits will be accepted only through the CB Shares(SM) Clearing Process. In all other respects, the procedures for purchase of a Creation Unit of CB Shares(SM) will be as described above under "Procedures for Purchase Creation Units" and will require, as provided in the purchase agreement, the tender on the date of purchase of a properly completed purchase order by or through an Authorized Participant. The Distributor shall reject any order that is not submitted in proper form.

Sequence of Commencement of Trading for
the Nine CountryBaskets Index Series

      It is intended that the sale of Creation Units offered hereby and trading of CB Shares(SM) on the NYSE will commence on or about March 25, 1996 with CB Shares(SM) of the ________ Index Series, the _________ Index Series and the _______ Index Series. The Distributor anticipates that commencement of trading on the NYSE of CB Shares(SM) of the ________ Index Series, the ________ Index Series and the _________ Index Series will follow within approximately ____ NYSE business days, and of the ________ Index Series, the __________ Index Series and the _________ Index Series within approximately ___ NYSE business days thereafter.

Possible Alternative Purchase Procedure Option

      The Fund will seek to offer investors an additional purchase procedure option for Creation Unit aggregations of CB Shares(SM) of any Series. As presently contemplated, the Authorized Participant on its own behalf and on behalf of investors for whom it is acting would maintain with the Custodian on behalf of the Fund an irrevocable stand-by letter of credit acceptable to the Fund in an amount equal to at least 105% of the amount of the Fund Deposit and applicable Cash Component transaction fees of Creation Units of any Series for which it intends to submit purchase orders in order to secure delivery and settlement of the Fund Basket, Cash Component and any such fees. The net asset value of a Creation Unit of CB Shares(SM) being purchased pursuant to this option would be determined at the close of trading on the NYSE (currently 4:00 p.m. New York time) on the date the purchase order is submitted in proper form. The Fund Basket would be the one announced at 8:00 p.m. New York time on the previous NYSE trading day and effective for the Business Day on which the purchase is made. An appropriate form would be submitted with the purchase order to provide for delivery instructions by the Authorized Participant to the Custodian or subcustodian, as the case may be. Delivery of the Fund Basket securities and cash would be due on the designated subsequent Business Day for the Series as described under "The Fund Basket" above. Pursuant to procedures to be established, the Custodian would be authorized to draw on the letter of credit as required for the amounts needed to acquire the Fund Basket securities and for cash payments due and to pay for the associated transaction costs. The Authorized Participant Agreement would be appropriately amended to provide for the letter of credit purchase option procedures ("LC Purchase Procedures"). A purchase order for shares of any Series will be considered in "proper form" pursuant to the LC Purchase Procedures if (i) a properly completed purchase order, in the form required by the Fund (available through the Distributor), has been submitted on the intended date of purchase, whether on its own or another customer's behalf, by the Authorized Participant by the 4:00 p.m. close of trading on the NYSE, (ii) delivery of the letter of credit in the required amount is confirmed on such date by the Custodian, and
(iii) all other procedures applicable to the LC Purchase Procedures set forth in the Authorized Participant Agreement, as so amended, are properly followed. In other respects, the purchase procedures for a Creation Unit of CB Shares(SM) would be as described above.

      There can be no assurance whether or when such purchase procedure option will be available.

The Distributor

      Creation Unit size aggregations of shares for each Series will be continuously offered for sale through the Fund's principal underwriter and Distributor, ALPS. The Distributor will serve as the principal underwriter for each Series pursuant to an agreement which by its terms will continue, unless earlier terminated as described below, until February 8, 1998 (the "Distribution Agreement"). The Distribution Agreement is subject to renewal in 1997 with respect to each Series and will remain in effect only if its continuance is specifically approved annually thereafter as to such Series by the affirmative vote of both the Fund's Board of Directors or a majority of the outstanding voting securities (as defined under the 1940 Act) of such Series and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan (as defined below) of such Series or in any related agreements (the "Non-Interested Directors"), cast in person at a meeting called for the purpose of voting on the Distribution Agreement. The Distributor will act as agent for the Fund. Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

      Pursuant to plans adopted by the Board of Directors of the Fund for each Series under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan"), each Series will pay the Distributor distribution services fees, calculated daily and payable monthly, equal to such Series' allocable portion of the aggregate distribution services fees payable by the Fund as follows: .02% per annum of the average aggregate daily net assets ("Aggregate Net Assets") of all Series subject to the Distribution Agreement up to Aggregate Net Assets of $2.5 billion, plus .015% per annum of Aggregate Net Assets of all such Series in excess of $2.5 billion up to $5 billion, plus
 .005% per annum of Aggregate Net Assets of all such Series in excess of $5 billion. In addition, pursuant to a Marketing Agreement with the Distributor (the "Marketing Agreement"), each Series will pay the Distributor for marketing and promotional services its allocable portion of the aggregate marketing fees payable by the Fund, equal to .23% per annum of the Aggregate Net Assets of all Series subject to the Marketing Agreement up to Aggregate Net Assets of $200 million, plus .03% per annum of Aggregate Net Assets of such Series in excess of $1.5 billion up to $5 billion, plus .02% per annum of Aggregate Net Assets of such Series in excess of $5 billion up to $10 billion, plus .015% per annum of Aggregate Net Assets of such Series in excess of $10 billion. Subject to the approval by the Board of Directors of the Fund, including a majority of the Non-Interested Directors, of the Supplemental Compensation Agreement between the Fund and the Distributor (the "Supplemental Compensation Agreement"), each Series will also pay to the Distributor, on a quarterly basis commencing with such approval, such Series' allocable portion of .01% per annum of the Aggregate Net Assets of the nine Series in excess of $500 million up to Aggregate Net Assets of $2.5 billion as a contribution toward certain bonus payments to be made by the Distributor to employees engaged in marketing activities with respect to the secondary market for Fund shares. The allocation among the Series of fees and expenses payable under the Distribution Agreement, Marketing Agreement and Supplemental Compensation Agreement will be made pro rata in accordance with the daily net assets of the respective Series.

      Pursuant to agreements entered into with such persons ("Fund Payment Agreements"), each Series will make payments under its 12b-1 Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into investor services agreements with the Distributor to provide marketing and/or stockholder services to such Series ("Investor Services Agreements"). Each of the Fund Payment Agreements and Investor Services Agreements will be a "related agreement" under the 12b-1 Plan of each Series. In particular, the Distributor will enter into such an Investor Services Agreement with Smith Barney Inc. ("Smith Barney") to provide certain marketing, education, research and promotional services relating to the secondary market trading of CB Shares(SM), for which the applicable Fund Payment Agreement will provide annual fees of 0.05% of the average daily net assets in excess of $200 million of all Series subject to such Investor Services Agreement. Pursuant to the Fund Payment Agreement with Smith Barney, the Fund will indemnify Smith Barney against certain liabilities under the Securities Act.

      The fees paid by a Series under its 12b-1 Plan will be compensation for distribution or marketing services for that Series. To the extent the foregoing 12b-1 Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Series, each Series will also reimburse the Distributor and the Adviser for their respective costs incurred in producing advertising or marketing material prepared at the request of the Series. The aggregate payments under each 12b-1 Plan will not exceed, on an annualized basis, .25% of average daily net assets of the applicable Series.

      The continuation of the 12b-1 Plan of each Series, the Distribution Agreement, the Marketing Agreement and each of the other related agreements referred to above is subject to the annual approval of the Fund's Board, including by a majority of the Non-Interested Directors.

      Each of the Distribution Agreement, the Marketing Agreement and the Supplemental Compensation Agreement, and each Investor Services Agreement and Fund Payment Agreement referred to above, will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Non-Interested Directors or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Series, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Marketing Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement and Fund Payment Agreement is also terminable by the Investor Services Organization upon 60 days' notice to the other party thereto and will terminate automatically upon the termination of the Distribution Agreement. The Supplemental Compensation Agreement will terminate automatically upon the termination of the Marketing Agreement.

      The Distributor expects to enter into stockholder services agreements with certain participating financial institutions ("PFIs"). Such agreements will not provide for any payments from the Fund or the Distributor. Pursuant to the agreements, PFIs will, among other things, agree to provide stockholder support services and research and promotional services related to the secondary market trading of CB Shares(SM) and make a market in CB Shares(SM) and/or Fund Basket securities. The Distributor will provide or arrange with third parties to provide PFIs with, among other things, sales and advertising material relating to CB Shares(SM), education and data support for PFIs' research and sales promotion activities and a limited pool of CB Shares(SM) available for lending to PFIs at preferential rates to settle secondary market transactions in CB Shares(SM). The Distributor will provide or will arrange for third parties to provide similar services to NYSE specialist firms ("Specialist Institutions") registered in CB Shares(SM) of one or more designated Series, in each case pursuant to an agreement under which the Specialist Institution agreed to enter into a purchase agreement with the Fund to purchase a certain number of Creation Units of CB Shares(SM) of such designated Series prior to the commencement of trading of such CB Shares(SM) on the NYSE.

      The Distributor may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants and/or PFIs.

      The Distributor is a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc.

          REDEMPTION OF FUND SHARES IN CREATION UNIT AGGREGATIONS

      See "Redemption of Fund Shares in Creation Unit Aggregations" in the Prospectus for information concerning redemptions of Fund shares. The following information supplements and should be read in conjunction with such section.

Generally

      The Fund will redeem shares of a Series only in Creation Unit size aggregations and only on a day on which the NYSE is open for trading. The Fund will not redeem Fund shares in less than Creation Unit size aggregations of Fund shares. Generally, redemption proceeds for a Creation Unit aggregation of shares will consist of a Fund Basket and a minimal amount of cash. See "Redemption Procedures". All redemptions will be effected at the net asset value next determined after receipt of a redemption request in proper form. Investors may purchase CB Shares(SM) in the secondary market and aggregate such purchases into Creation Units for redemption. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit size aggregation of CB Shares(SM). See "Investment Considerations and Risks" in the Prospectus. Investors will incur brokerage and other costs in connection with such purchase in the secondary market. See "Summary of Fund Expenses" in the Prospectus for information about the dollar value of Creation Unit aggregations of shares.

Redemption Proceeds

      Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m., New York time, on the previous NYSE business day), the names and number of shares of each security constituting the Fund Basket, as determined by the Adviser at the close of business on the NYSE on such previous day, will be made available through the Distributor and the NSCC for each Series and will be in effect for redemptions on such NYSE business day. For example, the Fund Basket for the France Index Series to be in effect on Tuesday, April 16, 1996 for redemptions on such date will be made available presently by 8:00 p.m. New York time on Monday, April 15, 1996. The redemption proceeds for a Creation Unit aggregation of shares generally will consist of a Fund Basket together with a cash redemption payment equal to the difference, if any, between the net asset value of the Creation Unit aggregation of shares being redeemed next determined following receipt of a redemption request in proper form, and the value of the Fund Basket. The cash redemption transaction fee described below will be deducted from such proceeds. Net asset value is determined at the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time). For this purpose the securities in the Fund Basket will be valued in the same manner as the relevant Series values its portfolio securities. See "Determination of Net Asset Value" in the Prospectus and "Determining Net Asset Value" in this Statement of Additional Information.

      If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares, the Adviser may determine that fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket will be required to be delivered and an amount of cash may be substituted for the omitted securities in order to limit the value of the redemption proceeds to the net asset value of the Creation Unit aggregation of shares being redeemed. At its sole option, the Fund may pay redemption proceeds entirely in cash or include additional amounts of cash as redemption proceeds in order to provide for timely delivery of such proceeds in accordance with applicable regulations as described under "Redemption Procedures" below.

      A cash redemption transaction fee payable to the Fund will be imposed on the cash portion of the redemption proceeds of shares of each Series, other than the US Index Series, in Creation Unit size aggregations to offset brokerage and other transaction costs of the portfolio transactions that may be required. The fee that will be imposed ranges from 1% to 1.32%, depending on the Series. See "Summary of Fund Expenses" in the Prospectus. Investors redeeming shares of the Fund will also bear the costs of transferring the Fund Basket, which may include, without limitation, settlement and custody charges, registration fees and similar fees, from the Fund to their account or on their order. Currently, the estimated redemption transfer costs for each Series based on the number of constituent securities in the relevant Fund Basket are as follows: the Australia Index Series, $2,050; the France Index Series, $3,030; the Germany Index Series, $1,525; the Hong Kong Index Series, $2,800; the Italy Index Series, $1,180; the Japan Index Series, $8,980; the South Africa Index Series, $1,100; the UK Index Series, $4,100; and the US Index Series, $7,644. Such transfer costs will vary with the number of constituent securities in the relevant Fund Basket, but will not vary according to the number of Fund Baskets delivered to an investor on execution of a single redemption request. An investor redeeming Creation Units of Japan CB Shares(SM) will pay a stock transfer tax of .30% of the value of each Fund Basket delivered on redemption in connection with the registration of transfer of such Fund Basket securities to such investor. Investors who use the services of a broker or other such intermediary may be charged a fee for their services.

      A stockholder redeeming CB Shares(SM) in Creation Unit aggregations will generally receive redemption proceeds in the form of the applicable Fund Basket and will be required to sell such securities for its own account if the stockholder desires to obtain cash. Because such securities proceeds generally will be delivered, in each case other than the US Index Series, several days after the date of redemption, the stockholder may receive significantly less cash proceeds than the redemption value of the CB Shares(SM) redeemed due to intervening fluctuations in the market value of such securities and (in the case of each Series other than the US Index Series) exchange rate fluctuations between the applicable Series Currency and the US dollar. In addition, such stockholder may incur certain transaction costs and significant commission expenses with respect to the sale of such securities proceeds.

Redemption Procedures

      Redemption requests in respect of shares of any Series must be submitted to State Street, as the Fund's Transfer Agent, by or through an Authorized Participant on a day that the NYSE is open for business. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Upon request, an investor may obtain a list of current Authorized Participants by calling 1-800-CB-INFOS. A Creation Unit aggregation of shares will be redeemed at the net asset value determined at the close of the NYSE on the day that the redemption request is received in proper form, provided that such request is received by the Transfer Agent from an Authorized Participant by 4:00 p.m., New York time, and the CB Shares(SM) to be redeemed are delivered through the facilities of DTC by 4:00 p.m., New York time, on such day (except as provided below), provided that redemption requests for Creation Units of the US Index Series may also be placed through the CB Shares(SM) Clearing Process as described below. Redemption requests received after such time will be rejected and may be resubmitted on the next day that the NYSE is open for business.

      The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the North Quincy, Massachusetts office of the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Redemption requests may not be transmitted to the Distributor. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Unit size aggregations of shares may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there may be only a limited number of persons that have executed an Authorized Participant Agreement. Investors making redemption requests should be aware that an Authorized Participant acting on its behalf may require that such request be in the irrevocable form specified by such Authorized Participant. Investors making requests to redeem shares should afford sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the CB Shares(SM) to the Fund's Transfer Agent. A redemption request will be considered to be in proper form if (i) a duly completed request form is received by the Transfer Agent by 4:00 p.m., New York time, and (ii) the Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit aggregation of shares being redeemed through the DTC book-entry system by 4:00 p.m., New York time, on the same day that the redemption request is received (except in the case of the US Index Series, if the CB Shares(SM) Clearing Process is used). On Columbus Day, Veterans Day and Martin Luther King Day, when the NYSE is open but DTC facilities for transfer of securities are closed, CB Shares(SM) must be delivered to the Transfer Agent at the opening of business on the business day following the day the redemption request is received. Except in the case of redemption through the CB Shares(SM) Clearing Process, if the Transfer Agent does not receive the investor's Fund shares through DTC facilities by 4:00 p.m. on the same day that the redemption request is received or, in the case of the aforementioned DTC holidays, at the opening of business on the following day, the redemption request shall be rejected and may be resubmitted the next day that the NYSE is open for business. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the CB Shares(SM).

      Except with respect to a redemption of Creation Units of the US Index Series using the CB Shares(SM) Clearing Process (discussed below), the tender of an investor's Fund shares for redemption will be effected through the relevant Authorized Participant and DTC. The distribution of the cash redemption payment in respect of Creation Units redeemed, will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "The Fund--Book-Entry Only System" in the
Prospectus. In the case of the US Index Series, the Fund will transfer the Fund Basket to or on the order of the relevant Authorized Participant through the DTC system or, if the CB Shares(SM) Clearing Process is used, through the CNS System, and, in the case of each other Series, to the account of the Authorized Participant or beneficial owner in the foreign jurisdiction where such securities are traded. Normally, cash redemption proceeds will be paid as soon as practicable after the date the redemption request is received in proper form (usually one business day), but in any event not later than seven calendar days after the date of redemption. In-kind redemption proceeds will be delivered within the time permitted by applicable law and regulations. Subject to applicable law or Commission rule, enforcement position or order, the time for such delivery in some cases could be extended, but not later than seven calendar days from the date of redemption, except in certain instances, in the case of the Japan Index Series and the UK Index Series, where holiday schedules in the respective national markets will require a longer delivery process for the in-kind redemption proceeds. In such instances, pursuant to an order of the Commission, the Fund will make delivery of in-kind redemption proceeds within a number of days not to exceed 10 calendar days in the case of the Japan Index Series and 12 calendar days in the case of the UK Index Series. The dates of redemption in 1996 when such delays in the delivery process would occur are set forth in Appendix A to the Prospectus. In the event that local holiday schedules or other unforeseen circumstances in the relevant local markets would not permit delivery of in-kind redemption proceeds within the time permitted by Commission order or applicable regulations, the Fund may redeem Creation Unit aggregations of CB Shares(SM) entirely for cash. Cash redemptions are subject to the cash redemption transaction fee applicable to each Series.

      In order to accept delivery of the portfolio securities in the Fund Basket, a redeeming investor or the Authorized Participant on its behalf must maintain appropriate securities broker-dealer, bank or other custody arrangements in the jurisdiction in which the portfolio securities of the Series are customarily traded, to which account such portfolio securities will be delivered. In the event that neither the redeeming investor nor the Authorized Participant acting on its behalf has appropriate arrangements in place to take delivery of the portfolio securities in the applicable jurisdiction, and it is not possible to make other comparable arrangements satisfactory to the Fund, or if it is not possible to effect deliveries of the portfolio securities in such jurisdiction, the Fund will exercise its option to redeem such shares in cash and the redeeming beneficial owner will be required to receive the redemption proceeds entirely in cash. In such a case the cash redemption transaction fee will be charged by the Fund upon and be subtracted from the entire redemption proceeds.

      Orders to redeem CB Shares(SM) of the US Index Series in Creation Unit size aggregations through the CB Shares(SM) Clearing Process must be delivered through an Authorized Participant that is a participant in the CNS System of the NSCC. Investors may obtain a list of such Authorized Participants upon request by calling 1-800-CB-INFOS. An order to redeem CB Shares(SM) of the US Index Series using the CB Shares(SM) Clearing Process is deemed received in proper form if (i) such request is received by State Street, as Transfer Agent, not later than the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on a day the NYSE is open and (ii) all other procedures applicable to the CB Shares(SM) Clearing Process have been properly followed. Redemption requests made in proper form but received by the Transfer Agent after the 4:00 p.m. NYSE closing time will be deemed received on the next succeeding business day. The Authorized Participant Agreement authorizes State Street as Agent to transmit to NSCC on behalf of the beneficial owner of the Creation Unit of CB Shares(SM) tendered for redemption such trade instructions as are necessary to effect the redemption order. Pursuant to such trade instructions from the Agent to NSCC, the Agent will transfer to the relevant Authorized Participant the requisite securities by the third NSCC Business Day following the date on which such request for redemption is deemed received. The Agent will also effect a transfer of the cash redemption payment to the relevant Authorized Participant via DTC cash transfer facilities or by federal funds wire by the same date. An "NSCC Business Day" for purposes hereof is a day when the NSCC is open for business, currently each day on which the NYSE is open for business except for Columbus Day, Veterans Day and Martin Luther King Day. The Fund Basket securities are covered by NSCC's guarantee of completion of such delivery.

Suspension of Redemption

      The right of redemption may be suspended or the date of payment postponed with respect to any Series (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is suspended or restricted; or (3) when an emergency exists as a result of which disposal of the Series' portfolio securities or determination of its net asset value is not reasonably practicable.


                        DETERMINING NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Determination of Net Asset Value".

      Each Series calculates its net asset value per share at the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on each day when the NYSE is open for business. See "Purchase and Issuance of Creation Unit Aggregations of Fund Shares -- Business Day".

Valuation of Portfolio Securities by the Fund

      Portfolio securities held by a Series are valued, for purposes of determining the net asset value per share of the Series, at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. The value of portfolio securities delivered to the Fund as part of the in-kind deposit of portfolio securities (i.e., the Fund Basket) required for a purchase of Creation Units on any Business Day will be determined on the same basis. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the arithmetic mean of the most recent bid and asked prices, or if no asked price is available, at the bid price. However, when market quotations are not readily available, portfolio securities and other assets are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined on the primary exchange or market in which they are traded and the close of regular trading on the NYSE will not be reflected in the calculation of a Series' net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made. The values of portfolio securities denominated in currencies other than the US dollar are converted into US dollars at the WM Reuters spot rate for the relevant Series Currency at 4:00 p.m., London time, on the day that the foreign-currency values of the securities are determined, or at such other quoted exchange rate as may be determined by the Adviser to be appropriate. Expenses and fees, including the investment advisory, administration and distribution fees of each Series, are accrued daily and taken into account for the purpose of determining the net asset value of shares of that Series.

                        DIVIDENDS AND DISTRIBUTIONS

      See "Dividends and Capital Gains Distributions" in the Prospectus for information concerning the Fund's policy on dividends and distributions.


                                   TAXES

      The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Capital Gains Distributions" and "Tax Matters".

Tax Treatment of the Fund

      Each Series is expected to be treated as a separate entity for tax purposes. As such, each Series must calculate its income and losses, and satisfy the requirements as to its status as a regulated investment company, separately. It is intended that each Series will qualify for and elect treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Such treatment generally will relieve a Series of federal income tax liability to the extent it distributes its net investment income and net capital gain income to stockholders.

      To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs); and (3) the company may not derive 30 percent or more of its annual gross income from the sale or other disposition of (i) stock or securities, (ii) options, futures or forward contracts on stock or securities (other than options, futures or forward contracts on foreign currencies) or (iii) foreign currencies (including options, futures and forward contracts on foreign currencies) not directly related to the company's principal business of investing in stock, securities or foreign currencies, in each case held for less than three months.

      Any dividend declared by a Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the Series not later than such December 31 so long as the dividend is actually paid by the Series during January of the following calendar year.

Tax Treatment of Investors

      A person other than a tax-exempt entity who exchanges securities for Creation Units of Fund shares generally will recognize gain or loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid. A person other than a tax-exempt entity who redeems Creation Units of Fund shares generally will recognize gain or loss equal to the difference between the sum of the market value of the securities received and the cash redemption payment and his aggregate basis in the Fund shares redeemed.

      Generally, persons who are not subject to tax on their income will not be taxed upon distributions from the Fund (unless the persons are subject to the U.S. federal tax on unrelated business income and incur indebtedness allocable to shares of the Fund). The Series' dividends and distributions will not be a specified preference item for purposes of the U.S. federal alternative minimum tax imposed on individuals and corporations. Other investors will be taxed upon the distribution of dividends from the Fund. Dividends paid from net investment income will generally be taxable as ordinary income for federal income tax purposes. Distributions in excess of a Series' current and accumulated earnings and profits will, as to each of the Series' investors, be treated as a tax-free return of capital, to the extent of the investor's basis in his shares and as a capital gain thereafter. Investors should consult their own tax advisers regarding the treatment of distributions under applicable state law. Dividends of net investment income from a Series other than the US Index Series generally will not qualify for the dividends-received deduction permitted to corporate owners under Section 243 of the Code. Regardless of the length of time a stockholder has held his shares, distributions designated as being from a Series' net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such.

      A distribution by a Series will reduce its net asset value per share. Such a distribution may be taxable to the investor as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital.

      Upon the sale or exchange of Fund shares (other than a redemption of a Creation Unit aggregation of Fund Shares, the treatment of which is described above), an investor will realize a taxable gain or loss equal to the difference between the amount realized and the investor's basis in the shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the investor's hands, and will be long-term or short-term depending upon the investor's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted upward to reflect the disallowed loss. Any loss realized by an investor on a disposition of the Fund's shares held by the investor for six months or less will be treated as a long-term capital loss for U.S. income tax purposes to the extent of any distributions of long-term capital gains received by the investor (and any amounts retained by the Fund that were designated as undistributed capital gains), with respect to such shares.

      The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains, the investor's portion of the foreign income taxes paid to each country, the portion of dividends that represents income derived from sources within each country and, in the case of the US Index Series, dividends which may qualify for the dividends-received deduction described above. Investors should consult their own tax advisers to determine the consequences of holding shares in a Series under state, local or other tax law.

      The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate investors and other investors specified in the Code are or may be exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

      The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Fund should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


                   CAPITAL STOCK AND STOCKHOLDER REPORTS

      Each Fund share has one vote as to matters affecting the holder thereof and, when issued and paid for in accordance with the terms of purchase described under "Purchase and Issuance of Fund Shares in Creation Unit Aggregations", will be fully paid and non-assessable. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. 200,000,000 shares are currently authorized for each Series of the Fund.

      Shares of all Series vote together as a single class except that if the matter being voted on affects only a particular Series it will be voted on only by that Series and if a matter affects a particular Series differently from other Series, that Series will vote separately on such matter. Fractional shares of the Fund may be issued. Each share is entitled to participate equally in dividends and distributions declared by the Board of Directors with respect to the relevant Series, and in the net distributable assets of such Series on liquidation. Stockholders are entitled to require the Fund to redeem only Creation Unit size aggregations of their shares. The Board of Directors of the Fund may from time to time change the number of shares constituting a Creation Unit aggregation of shares of any Series.

      A registered investment company incorporated in Maryland, such as the Fund, is not required to hold annual stockholder meetings if its charter or bylaws provide that such meetings would not be held in any year such a meeting is not required to be held for certain purposes specified in the 1940 Act. Accordingly, the Fund's bylaws provide that it is not required to hold annual stockholder meetings for the purpose of electing Directors as long as two-thirds of the Directors then in office have been elected by the stockholders. Under Maryland law, Directors of the Fund may be removed by the vote of the holders of a majority of the outstanding shares of the Fund. The Fund does not intend to hold stockholder meetings unless required to for certain purposes specified in the 1940 Act.

      Control Persons. The Fund expects that, immediately prior to the initial public offering of Fund shares contemplated hereby, the sole stockholder and controlling person of each Series will be ALPS. ALPS will therefore be a "control person" of the Fund. Upon the commencement of trading of CB Shares(SM) on the NYSE, each Series may have a number of stockholders each holding more than 5% of the outstanding shares of such Series. Morgan Grenfell & Co. Ltd., an affiliate of the Adviser, is expected initially to be among the control persons of each Series. The Fund cannot predict the length of time that any such persons will remain control persons of each Series.

      Reports. The Fund will issue to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants approved by the Fund's Directors and by the stockholders when meetings are held.

      Stockholder Inquiries. Stockholder inquiries may be made by writing to the Fund, c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.


                    COUNSEL AND INDEPENDENT ACCOUNTANTS

      Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, is counsel to the Fund and has passed upon the validity of the Fund shares. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund.

                     REPORT OF INDEPENDENT ACCOUNTANTS

                    STATEMENT OF ASSETS AND LIABILITIES


The CountryBaskets(SM) Index Fund, Inc.

Statement of Assets and Liabilities
February __, 1996

                            Australia    France     Germany     Hong Kong    Italy      Japan     S. Africa     UK          US
                              Index      Index       Index       Index       Index      Index      Index       Index       Index
                              Series     Series      Series      Series      Series     Series     Series      Series      Series
 Assets
   Cash                     $            $          $           $            $          $          $           $           $
   Deferred organization
     expenses               ________     ________   ________    ________     ________   ________   ________    ________    ________

       Total Assets         ________     ________   ________    ________     ________   ________   ________    ________    ________

 Liabilities
   Organization expenses
     payable                ________     ________   ________    ________     ________   ________   ________    ________    ________

       Total Liabilities    $            $          $           $            $          $          $           $          $
       Net Assets           $            $          $           $            $          $          $           $          $

 Shares outstanding
   ($.001 par value)

 Net Asset Value
   per share                $            $          $           $            $          $          $           $          $

 Composition of net assets
   Capital stock
   Paid-in capital          $_______     $_______   $_______    $_______     $_______   $_______   $_______   $_______    $_______

      Net Assets,
        ________ __, 1996   $            $          $           $            $          $          $           $          $




 See Notes to financial statements.

THE COUNTRYBASKETS INDEX FUND, INC.


Notes to Financial Statements
February [  ], 1996

1.  General

The CountryBaskets(SM) Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 8, 1994. The Fund is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund currently has nine common stock series: the Australia Index Series; the France Index Series; the Germany Index Series; the Hong Kong Index Series; the Italy Index Series; the Japan Index Series; the South Africa Index Series; the UK Index Series; and the US Index Series (each, a "Series").

Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"), an indirect subsidiary of Deutsche Bank AG, serves as investment adviser (the
"Adviser") to the Fund. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent to the Fund, and ALPS Mutual Funds Services, Inc. ("ALPS") serves as distributor of the Fund.

The Series have had no operations other than the sale of the following Fund Series shares to ALPS for the noted amounts: Australia Index Series (________ shares for proceeds of $________); France Index Series (________ shares for proceeds of $________); Germany Index Series (________ shares for proceeds of $________); Hong Kong Index Series (________ shares for proceeds of $________); Italy Index Series (________ shares for proceeds of $________); Japan Index Series (________ shares for proceeds of $________); South Africa Index Series (________ shares for proceeds of $________); UK Index Series (________ shares for proceeds of $________); and US Index Series (________ shares for proceeds of $________).

The costs of organizing the Fund and registering its shares will be paid initially by DMG and reimbursed by the Fund at the time of the initial offering. These costs in turn will be equitably allocated to each Series as provided for by the Fund's Board. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Series. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization costs.

2.  Agreements and Transactions with Affiliates

The Fund has an Investment Management Agreement (the "Management Agreement") with DMG. As investment adviser, DMG manages the investments of each of the Series. For its services, DMG is entitled to receive a fee from each Series at an annual rate of .20% of the average daily net assets, in the case of the US Index Series, .45% of the average daily net assets in the case of the Hong Kong Index Series and the South African Index Series, and .30% of the average daily net assets of each other Series, plus, in the case of each Series, 40% of the gross investment income, less dividends on securities held in portfolio. The Management Agreement also provides that DMG will be reimbursed for out-of-pocket expenses incurred in providing certain administrative services.

The Fund has an Administration Agreement with State Street. Under the Administration Agreement, State Street assists in supervising the operations of the Series. For its services, State Street is entitled to receive a fee from each Series at an annual rate of .08% of the average daily net assets of such Series up to $125 million, plus .06% of the average daily net assets of such Series in excess of $125 million up to $250 million, and .04% of the average daily net assets of such Series in excess of $250 million, subject to a minimum annual fee of $95,000 per Series. The Administration Agreement also provides that State Street will be reimbursed for out-of-pocket expenses incurred in providing certain services.

The Fund has a Distribution Agreement with ALPS. Under the Distribution Agreement, ALPS serves as Distributor of the shares of the Series. The Fund also has established a 12b-1 Plan for each Series (each, a "Plan"), pursuant to which each Series pays the Distributor a distribution services fee for activities intended to result in the sale of shares of the Series, equal to such Series' allocable portion of the aggregate distribution services fees payable by the Fund, as follows: .02% per annum of the average aggregate daily net assets ("Aggregate Net Assets") of all Series up to Aggregate Net Assets of $2.5 billion, plus .015% per annum of Aggregate Net Assets of all Series in excess of $2.5 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all Series in excess of $5 billion. The Distributor will also be paid a marketing fee, will receive contributions from the Fund toward certain bonus payments to be made to employees of the Distributor, and will be reimbursed for certain expenses. Each Series will also pay certain expenses of printing and distributing prospectuses and will make payments made to dealers and other persons for marketing and stockholder services, including payments of 0.05% per annum of the average aggregate daily net assets of all Series to each such person entering into an investor services agreement with ALPS. All payments to the Distributor and such dealers and other persons by each Series, and all reimbursements to the Distributor or the Adviser for their respective costs incurred in producing advertising or marketing material prepared at the request of the Series, will be made under the 12b-1 Plan of such Series and will not exceed in the aggregate, on an annualized basis,
 .25% of the average daily net assets of the Series.

3.  Capital Shares

The Fund is authorized to issue 5,000,000,000 shares of common stock. Currently, the Board has created nine Series of stock and allocated the following number of shares to each Series: Australia Index Series (200,000,000 shares); France Index Series (200,000,000 shares); Germany Index Series (200,000,000 shares); Hong Kong Index Series (200,000,000 shares); Italy Index Series (200,000,000 shares); Japan Index Series (200,000,000 shares); South Africa Index Series (200,000,000 shares); UK Index Series (200,000,000 shares); and US Index Series (200,000,000 shares). Shares of each Series are offered at net asset value without a sales charge, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash. Redemptions of the shares of the Series are made principally in portfolio securities. The Fund imposes a transaction fee to the cash portion of each purchase and of each redemption of Series shares (other than shares of the US Index Series). The percentage fee imposed on the cash portion of purchases, for each Series other than the US Index Series, is as follows: Australia Index Series (1.15%); France Index Series (1.0%); Germany Index Series (1.0%); Hong Kong Index Series (1.2%); Italy Index Series (1.0%); Japan Index Series (1.32%); South Africa Index Series (2.0%); and UK Index Series (1.5%). The percentage fee imposed on the cash portion of redemption proceeds for each Series other than the US Index Series is as follows: Australia Index Series (1.15%); France

Index Series (1.0%); Germany Index Series (1.0%); Hong Kong Index Series (1.2%); Italy Index Series (1.0%); Japan Index Series (1.32%); South Africa Index Series (1.0%); and UK Index Series (1.0%).

                                                                 APPENDIX A
                        FT/S&P-Actuaries World Indices
                  Australia Component as of 29 December 1995


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      BROKEN HILL PROP                          Mining & Extractive Industries           27,496.58        16.28%
      NATL AUSTRALIA BANK                       Commercial Banks & Other Banks           12,857.05         7.61%
      CRA                                       Mining & Extractive Industries            9,435.03         5.59%
      WESTPAC                                   Commercial Banks & Other Banks            8,252.97         4.89%
      WESTERN MINING                            Mining & Extractive Industries            7,131.23         4.22%
      ANZ BANK                                  Commercial Banks & Other Banks            6,819.86         4.04%
      AMCOR                                     Paper & Paper Products                    4,353.46         2.58%
      NEWS CORP                                 Publishing                                4,135.48         2.45%
      COCA-COLA AMATIL                          Diversified Consumer Goods &
                                                Services                                  3,922.34         2.32%
      COMMONWLTH BK OF AUS                      Commercial Banks & Other Banks            3,808.62         2.26%
      WOODSIDE PETROLEUM                        Oil - Crude Producers                     3,411.94         2.02%
      LEND LEASE CORP                           Real Estate                               3,382.31         2.00%
      COLES MYER                                Retail - Department Stores                3,355.04         1.99%
      FOSTERS BREWING GR                        Diversified Industrials                   3,222.26         1.91%
      CSR                                       Building Materials                        3,107.59         1.84%
      COMALCO                                   Non-Ferrous Metals                        3,006.84         1.78%
      BORAL                                     Building Materials                        2,780.45         1.65%
      WOOLWORTHS LTD.                           Retail - Grocery Chains                   2,590.98         1.53%
      BRAMBLES INDUSTRIES                       Freight Forwarders                        2,458.20         1.46%
      PACIFIC DUNLOP                            Diversified Industrials                   2,449.90         1.45%
      PIONEER INTERNATIONL                      Building Materials                        2,288.16         1.36%
      ICI AUSTRALIA                             Chemicals, Fibres, Paints & Gases         2,270.38         1.34%
      MIM HOLDINGS                              Mining & Extractive Industries            2,222.64         1.32%
      NORTH LTD                                 Mining & Extractive Industries            1,941.74         1.15%
      WESTFIELD TRUST                           Real Estate                               1,794.95         1.06%
      SANTOS                                    Oil - Crude Producers                     1,570.25         0.93%
      ADVANCE BANK AUST                         Commercial Banks & Other Banks            1,433.03         0.85%
      MAYNE NICKLESS                            Freight Forwarders                        1,378.50         0.82%
      WESFARMERS                                Agriculture & Fishing                     1,374.75         0.81%
      SOUTHCORP HOLDINGS                        Beverages - Brewers                       1,321.18         0.78%
      GIO AUSTRALIA                             Insurance - Multiline                     1,320.33         0.78%
      GENERAL PROPERTY TST                      Real Estate                               1,264.25         0.75%
      GOODMAN FIELDER LTD                       Food Processors                           1,201.98         0.71%
      BURNS PHILP                               Diversified Consumer Goods &
                                                Services                                  1,148.49         0.68%
      POSGOLD                                   Precious Metals & Minerals                1,147.78         0.68%
      WESTFIELD HDGS                            Real Estate                               1,130.10         0.67%
      ST.GEORGE BANK                            Commercial Banks & Other Banks            1,109.63         0.66%
      AUST GAS LIGHT                            Natural Gas Utilities                     1,078.79         0.64%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      QBE INSURANCE GP                          Insurance - Multiline                     1,034.34         0.61%
      RGC LIMITED                               Mining & Extractive Industries            1,014.97         0.60%
      NEWCREST MINING LTD.                      Precious Metals & Minerals                  973.91         0.58%
      PASMINCO                                  Metal Ore Mining                            945.65         0.56%
      ARNOTTS                                   Food Processors                             932.10         0.55%
      GOLD MINE KALGOORLIE                      Precious Metals & Minerals                  887.90         0.53%
      TUBEMAKERS                                Heavy Engineering & Shipbuilding            867.33         0.51%
      PLUTONIC RESOURCES                        Precious Metals & Minerals                  858.65         0.51%
      SMITH (HOWARD)                            Non-Oil Energy Sources                      843.57         0.50%
      NORMANDY MINING                           Precious Metals & Minerals                  771.57         0.46%
      T.N.T                                     Rail & Road Transport                       769.98         0.46%
      QCT RESOURCES                             Non-Oil Energy Sources                      733.10         0.43%
      STOCKLAND TST                             Real Estate                                 717.35         0.42%
      AUST FOUNDATION                           Investment Trusts                           712.61         0.42%
      CALTEX AUSTRALIA                          Petroleum Products & Refineries             711.00         0.42%
      EMAIL                                     Household Durables & Appliances             674.50         0.40%
      HARDIE (JAMES) INDS                       Building Materials                          666.04         0.39%
      AMPOLEX LTD.                              Oil - Crude Producers                       638.87         0.38%
      JOHN FAIRFAX HOLDING                      Publishing - Newspapers                     628.22         0.37%
      BANK OF MELBOURNE                         Commercial Banks & Other Banks              623.58         0.37%
      AUST NATIONAL INDS                        Diversified Industrials                     584.60         0.35%
      FAULDING & CO                             Drugs                                       521.05         0.31%
      ROTHMANS HDG                              Tobacco Manufacturers                       498.72         0.30%
      GANDEL RETAIL TRUST                       Real Estate                                 478.17         0.28%
      SIMSMETAL                                 Engineering Services & Pollution
                                                Control                                     453.95         0.27%
      FRANKED INCOME                            Investment Trusts                           448.95         0.27%
      DAVIDS                                    Wholesale - Nondurables                     441.30         0.26%
      SCHRODERS PROP FUND                       Real Estate                                 426.89         0.25%
      METAL MANUFACTURES                        Diversified Industrials                     412.90         0.24%
      ASHTON MINING                             Precious Metals & Minerals                  406.26         0.24%
      SONS OF GWALIA LTD                        Precious Metals & Minerals                  394.98         0.23%
      FOODLAND ASSOCIATED                       Wholesale - Nondurables                     346.81         0.21%
      NATIONAL FOODS                            Food - Sugar & Confectionary                325.96         0.19%
      AAPC                                      Restaurants & Hotels                        289.77         0.17%
      ORBITAL ENGINE CORP                       Machinery - Industrial &
                                                Speciality                                  286.15         0.17%
      CAPITAL PROPERTY                          Real Estate                                 271.67         0.16%
      PUBLISH AND BCST ORD                      Broadcasting Media                          231.13         0.14%
      OPSM PROTECTOR LTD                        Diversified Consumer Goods &
                                                Services                                    221.19         0.13%
      ABERFOYLE                                 Non-Ferrous Metals                          207.35         0.12%
      BOUGAINVILLE COPPER                       Non-Ferrous Metals                          179.01         0.11%
      KIDSTON GOLD MINES                        Precious Metals & Minerals                  172.02         0.10%
      SEVEN NETWORK                             Broadcasting Media                          160.27         0.09%
      PUBLISH AND BCST PRF                      Broadcasting Media                          120.91         0.07%
      FT-AUSTRALIA                                                                      168,860.31


                                                                 APPENDIX B
                        FT/S&P-Actuaries World Indices
                    France Component as of 29 December 1995


                                                                                        Index Market     Weight in
                                                                                       Capitalization      FT/S&P
      Constituent Name                                    Industry Sector             (Millions of US$)    Index

      ELF AQUITAINE                             Oil Internationals                         19,981.04       5.38%
      LVMH - MOET VUITTON                       Beverages - Distillers                     18,149.14       4.89%

      L'OREAL                                   Cosmetics                                  16,470.27       4.44%
      TOTAL                                     Oil Internationals                         15,794.06       4.25%
      CARREFOUR                                 Retail - Grocery Chains                    15,577.00       4.20%
      ALCATEL ALSTHOM                           Communications Equipment                   12,996.90       3.50%
      EAUX (GENERALE DES)                       Electric Utilities & Water Works
                                                Supply                                     11,736.00       3.16%
      DANONE                                    Food Processors                            11,735.45       3.16%
      AXA                                       Insurance - Property & Casualty            11,094.36       2.99%
      AIR LIQUIDE                               Chemicals, Fibres, Paints & Gases          10,957.16       2.95%
      SOCIETE GENERALE                          Commercial Banks & Other Banks             10,791.03       2.91%
      SAINT GOBAIN                              Building Materials                          9,118.67       2.46%
      BANQUE NATIONALE DE PARIS                 Commercial Banks & Other Banks              8,680.80       2.34%
      U.A.P                                     Insurance - Multiline                       7,874.64       2.12%
      RENAULT                                   Automobiles                                 6,890.94       1.86%
      RHONE POULENC A ORD                       Chemicals (Diversified)                     6,866.56       1.85%
      PEUGEOT S.A                               Automobiles                                 6,609.79       1.78%
      PARIBAS                                   Commercial Banks & Other Banks              6,598.55       1.78%
      ELF SANOFI                                Drugs                                       6,587.25       1.77%
      SUEZ (FINANCIERE)                         Commercial Banks & Other Banks              6,586.18       1.77%
      LAFARGE                                   Building Materials                          5,918.02       1.59%
      LYONNAISE DES EAUX-DUMEZ                  Electric Utilities & Water Works
                                                Supply                                      5,584.15       1.50%
      ROUSSEL-UCLAF                             Drugs                                       4,604.57       1.24%
      CHRISTIAN DIOR                            Cosmetics                                   4,533.75       1.22%
      PINAULT-PRINTEMPS/La REDOUTE              Retail - Department Stores                  4,471.97       1.20%
      ERIDANIA/BEGHIN-SAY                       Food Processors                             4,455.32       1.20%
      SCHNEIDER SA                              Construction                                4,356.91       1.17%
      MICHELIN 'B'                              Tyre & Rubber Goods                         4,289.93       1.16%
      CANAL PLUS                                Broadcasting Media                          4,136.02       1.11%
      PROMODES                                  Retail - Grocery Chains                     4,117.52       1.11%
      HAVAS                                     Advertising                                 4,009.64       1.08%
      CMB PACKAGING S.A                         Containers                                  3,769.50       1.02%
      ACCOR                                     Restaurants & Hotels                        3,748.60       1.01%
      CREDIT. COMM. FRANCE                      Financial Services                          3,537.54       0.95%
      LEGRAND                                   Electrical Equipment                        3,309.06       0.89%
      USINOR SACILOR                            Iron & Steel                                3,220.20       0.87%
      PERNOD RICARD                             Beverages - Distillers                      3,208.77       0.86%
      VALEO                                     Auto Parts - Original Equipment             3,202.84       0.86%



                                                                                        Index Market     Weight in
                                                                                       Capitalization      FT/S&P
      Constituent Name                                    Industry Sector             (Millions of US$)    Index

      BANCAIRE (CIE)                            Financial Institutions                      3,052.69       0.82%
      SYNTHELABO                                Drugs                                       3,029.38       0.82%
      CREDIT LOCAL DE FRANCE                    Financial Services                          2,941.30       0.79%
      BIC                                       Diversified Consumer Goods &
                                                Services                                    2,815.40       0.76%
      THOMSON-CSF                               Electronics                                 2,602.63       0.70%
      CASTORAMA DUBOIS                          Retail - General Merchandise                2,562.04       0.69%
      BOUYGUES                                  Construction                                2,310.51       0.62%
      NAVIGATION MIXTE                          Diversified Holding Companies               2,152.28       0.58%
      POLIET                                    Building Materials                          2,152.13       0.58%
      SIDEL                                     Machinery - Industrial & Speciality         2,148.04       0.58%
      SAINT - LOUIS                             Food Processors                             2,127.37       0.57%
      DOCKS DE FRANCE                           Retail - Grocery Chains                     1,975.43       0.53%
      S.E.B                                     Household Durables & Appliances             1,847.11       0.50%
      IMETAL                                    Non-Ferrous Metals                          1,772.88       0.48%
      CASINO                                    Retail - Grocery Chains                     1,770.61       0.48%
      EURO DISNEY                               Entertainment & Leisure Time                1,744.24       0.47%
      COMPTOIRS MODERNES                        Retail - Miscellaneous & Speciality         1,673.07       0.45%
      LAGARDERE GROUPE                          Communications Equipment                    1,578.37       0.43%
      GROUPE WORMS ET CIE                       Diversified Holding Companies               1,557.42       0.42%
      CHARGEURS                                 Diversified Holding Companies               1,539.51       0.41%
      SAGEM                                     Electrical Equipment                        1,529.05       0.41%
      PECHINEY INTL.                            Containers                                  1,526.19       0.41%
      ECCO                                      Business Services                           1,518.21       0.41%
      CAP GEMINI SOGETI                         Computer Software & Services                1,497.61       0.40%
      ESSILOR INTL                              Health Care                                 1,441.56       0.39%
      SIMCO                                     Real Estate                                 1,423.48       0.38%
      FROMAGERIES                               Food Processors                             1,369.78       0.37%
      C.G.I.P                                   Diversified Holding Companies               1,280.04       0.34%
      EURAFRANCE                                Financial Services                          1,169.55       0.32%
      AGF                                       Insurance - Multiline                       1,141.38       0.31%
      BONGRAIN                                  Food Processors                             1,085.75       0.29%
      CLUB MEDITERRANEE                         Restaurants & Hotels                        1,072.46       0.29%
      CREDIT NATIONAL                           Financial Services                          1,054.49       0.28%
      SEFIMEG                                   Real Estate                                 1,053.58       0.28%
      G.T.M. ENTREPOSE                          Construction                                1,029.31       0.28%
      UNIBAIL                                   Financial Services                            972.79       0.26%
      GAZ ET EAUX                               Diversified Holding Companies                 970.88       0.26%
      SALOMON                                   Entertainment & Leisure Time                  899.79       0.24%
      GROUPE DE LA CITE                         Publishing                                    852.24       0.23%
      CPR (PARIS REESC.)                        Financial Services                            819.34       0.22%
      UIF                                       Real Estate                                   723.07       0.19%
      EUROTUNNEL                                Rail & Road Transport                         625.19       0.17%
      SOMMER ALLIBERT                           Household Durables & Appliances               571.34       0.15%
      CR FONCIER FRANCE                         Financial Institutions                        545.93       0.15%


                                                                                        Index Market     Weight in
                                                                                       Capitalization      FT/S&P
      Constituent Name                                    Industry Sector             (Millions of US$)    Index

      DAMART S.A                                Clothing                                      495.09       0.13%
      UFB LOCABAIL                              Commercial Banks & Other Banks                461.22       0.12%
      LABINAL                                   Aerospace & Defence                           456.07       0.12%
      EURO RSCG                                 Advertising                                   440.12       0.12%
      S.I.L.I.C.                                Financial Services                            436.99       0.12%
      EBF                                       Auto Parts - Original Equipment               430.66       0.12%
      IMMEUBLES DE FRANCE                       Real Estate                                   408.34       0.11%
      CASINO PREF.                              Retail - Grocery Chains                       387.08       0.10%
      MOULINEX                                  Household Durables & Appliances               384.59       0.10%
      FONCIERE LYONNAISE                        Real Estate                                   368.35       0.10%
      NORD - EST                                Diversified Holding Companies                 326.39       0.09%
      VALLOUREC                                 Iron & Steel                                  291.36       0.08%
      LEGRIS                                    Machinery - Industrial & Speciality           280.93       0.08%
      INTERBAIL                                 Financial Services                            280.71       0.08%
      D.M.C.                                    Textile Products                              266.47       0.07%
      TAITTINGER                                Beverages - Distillers                        246.36       0.07%
      FINEXTEL                                  Financial Services                            163.59       0.04%
      GEOPHYSIQUE                               Energy Equipment & Services                   101.27       0.03%
      FT-FRANCE                                                                           371,321.09


                                                                 APPENDIX C


                        FT/S&P-Actuaries World Indices
                   Germany Component as of 29 December 1995



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                    Industry Sector           (Millions of US$)     Index

      ALLIANZ AG HLDG.                           Insurance - Multiline                   45,863.03        11.41%
      SIEMENS                                    Electrical Equipment                    30,194.79         7.51%

      DAIMLER BENZ                               Automobiles                             25,912.27         6.45%
      DEUTSCHE BANK                              Commercial Banks & Other Banks          23,738.29         5.91%
      VEBA                                       Diversified Holding Companies           20,687.19         5.15%
      BAYER                                      Chemicals (Diversified)                 18,652.81         4.64%
      MUNICH RE (PART PD. REG)                   Insurance - Multiline                   17,323.93         4.31%
      HOECHST                                    Chemicals (Diversified)                 15,979.46         3.98%
      BASF                                       Chemicals (Diversified)                 13,614.18         3.39%
      RWE                                        Electric Utilities & Water Works
                                                 Supply                                  12,002.14         2.99%
      DRESDNER BANK                              Commercial Banks & Other Banks          11,921.93         2.97%
      MANNESMANN                                 Machinery                               11,713.37         2.91%
      BMW (BR.)                                  Automobiles                              9,492.00         2.36%
      COMMERZBANK                                Commercial Banks & Other Banks           9,231.14         2.30%
      VOLKSWAGEN REGD.                           Automobiles                              9,047.16         2.25%
      VIAG                                       Non-Ferrous Metals                       8,270.86         2.06%
      BAYERISCHE VEREINSBANK                     Commercial Banks & Other Banks           6,839.45         1.70%
      BAY. HYP.-U. WECHSEL BANK.                 Commercial Banks & Other Banks           6,492.33         1.62%
      SAP AG                                     Computer Software & Services             6,102.32         1.52%
      THYSSEN                                    Iron & Steel                             5,698.86         1.42%
      RWE PREF                                   Electric Utilities & Water Works
                                                 Supply                                   5,573.84         1.39%
      LUFTHANSA                                  Airlines                                 5,265.56         1.31%
      VEW                                        Electric Utilities & Water Works
                                                 Supply                                   5,022.33         1.25%
      LINDE                                      Machinery - Industrial &
                                                 Speciality                               4,911.99         1.22%
      SCHERING                                   Chemicals (Diversified)                  4,537.51         1.13%
      PREUSSAG                                   Non-Ferrous Metals                       4,267.36         1.06%
      GEHE                                       Wholesale - Nondurables                  3,718.09         0.93%
      KARSTADT                                   Retail - Department Stores               3,450.85         0.86%



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                    Industry Sector           (Millions of US$)     Index

      BER. KRAFT UND LICHT (BEWAG)               Electric Utilities & Water Works
                                                 Supply                                   3,360.86         0.84%
      AACH. & MUNCH. BETEIL REGD.                Insurance - Multiline                    3,039.93         0.76%
      HOCHTIEF                                   Construction                             2,993.08         0.74%
      MAN                                        Machinery - Industrial &
                                                 Speciality                               2,989.50         0.74%
      BEIERSDORF                                 Cosmetics                                2,949.07         0.73%
      DEGUSSA                                    Precious Metals & Minerals               2,864.93         0.71%
      VICTORIA HLDG. REGD.                       Insurance - Multiline                    2,513.10         0.63%
      HENKEL KGA PREF.                           Chemicals (Diversified)                  2,487.22         0.62%
      KAUFHOF                                    Retail - Department Stores               2,478.70         0.62%
      HEIDELBERGER ZEMENT                        Building Materials                       2,420.88         0.60%
      METALLGESELLSCHAFT                         Non-Ferrous Metals                       2,377.80         0.59%
      SPRINGER (AXEL) VERLAG REG                 Publishing                               2,280.44         0.57%
      ALTANA                                     Drugs                                    2,275.20         0.57%
      BHF-BANK                                   Commercial Banks & Other Banks           2,271.68         0.57%
      COLONIA KONZERN REGD.                      Insurance - Multiline                    2,199.25         0.55%
      RHEINELEKTRA                               Electrical Equipment                     2,171.45         0.54%
      ASKO DEUTSCHE KAUFHAUS                     Retail - Department Stores               2,076.35         0.52%
      VOLKSWAGEN PREF                            Automobiles                              1,569.89         0.39%
      HOLZMANN (PHILIPP)                         Construction                             1,548.02         0.39%
      BILFINGER & BERGER                         Construction                             1,365.75         0.34%
      CONTINENTAL                                Tyre & Rubber Goods                      1,323.99         0.33%
      DOUGLAS HLDG.                              Retail - Drug Chains                     1,058.78         0.26%
      PWA                                        Paper & Paper Products                   1,055.40         0.26%
      MAN PREF.                                  Machinery - Industrial &
                                                 Speciality                                 949.71         0.24%
      AGIV                                       Diversified Industrials                    850.97         0.21%
      DEUTSCHE BABCOCK                           Engineering Services & Pollution
                                                 Control                                    643.12         0.16%
      AACH. & MUNCH. BET. BR.                    Insurance - Multiline                      559.49         0.14%
      MUNICH RE                                  Insurance - Multiline                      555.44         0.14%
      KAUFHOF PREF                               Retail - Department Stores                 485.75         0.12%
      BMW (PREF.)                                Automobiles                                457.23         0.11%
      LINOTYPE-HELL                              Electronics                                247.33         0.06%
      FT- GERMANY                                                                       401,945.36


                                                                 APPENDIX D


                        FT/S&P-Actuaries World Indices
                  Hong Kong Component as of 29 December 1995


                                                                                          Index Market
                                                                                         Capitalization   Weight in
                                                                                          (Millions of     FT/S&P
      Constituent Name                                      Industry Sector                   US$)          Index

      HUTCHISON WHAMPOA                          Diversified Consumer Goods & Services       22,015.24     10.34%
      HONG KONG TELECOMM                         Telephone Companies                         19,904.87      9.35%
      SUN HUNG KAI PROPS                         Real Estate                                 19,014.92      8.93%
      HANG SENG BANK                             Commercial Banks & Other Banks              17,298.63      8.13%
      CHEUNG KONG                                Real Estate                                 13,386.22      6.29%
      HENDERSON LAND                             Real Estate                                  9,618.63      4.52%
      CHINA LIGHT & POWER                        Electric Utilities & Water Works
                                                 Supply                                       9,165.22      4.31%
      SWIRE PACIFIC 'A'                          Diversified Holding Companies                7,527.04      3.54%
      NEW WORLD DEV                              Real Estate                                  7,302.91      3.43%
      WHARF HLDS                                 Diversified Holding Companies                7,223.95      3.39%
      CITIC PACIFIC $HK0.40                      Real Estate                                  6,886.63      3.24%
      HONG KONG ELECTRIC                         Electric Utilities & Water Works
                                                 Supply                                       6,623.66      3.11%
      JARDINE MATHESON                           Diversified Consumer Goods & Services        5,070.87      2.38%
      HONG KONG LAND                             Real Estate                                  5,006.61      2.35%
      CATHAY PACIFIC A/WYS                       Airlines                                     4,371.49      2.05%
      HK & CHINA GAS                             Natural Gas Utilities                        3,999.14      1.88%
      SWIRE PACIFIC 'B'                          Diversified Holding Companies                3,839.82      1.80%
      WHEELOCK AND CO.                           Retail - Miscellaneous & Speciality          3,453.73      1.62%
      JARDINE STRATEGIC                          Diversified Holding Companies                3,249.38      1.53%
      BANK OF EAST ASIA                          Commercial Banks & Other Banks               3,215.07      1.51%
      HYSAN DEV                                  Real Estate                                  2,666.36      1.25%
      HOPEWELL                                   Real Estate                                  2,516.39      1.18%
      AMOY PROPERTIES                            Real Estate                                  2,489.72      1.17%
      HANG LUNG DEV                              Real Estate                                  2,144.49      1.01%
      HENDERSON INVESTMENT                       Real Estate                                  2,106.35      0.99%
      GUOCO GROUP LIMITED                        Financial Services                           2,058.06      0.97%
      SINO LAND                                  Real Estate                                  1,900.90      0.89%
      DAIRY FARM INTL                            Retail - Miscellaneous & Speciality          1,608.60      0.76%
      HK & SHANGHAI HOTELS                       Restaurants & Hotels                         1,562.77      0.73%
      TELEVISION BROADCAST                       Broadcasting Media                           1,496.48      0.70%
      MIRAMAR HOTEL                              Restaurants & Hotels                         1,216.84      0.57%
      GREAT EAGLE HLDS                           Real Estate                                  1,163.53      0.55%
      SHUN TAK HOLDINGS LTD                      Sea Transport                                1,031.33      0.48%



                                                                                          Index Market
                                                                                         Capitalization   Weight in
                                                                                          (Millions of     FT/S&P
      Constituent Name                                      Industry Sector                   US$)          Index

      CHINESE ESTATES                            Real Estate                                  1,030.83      0.48%
      SOUTH CHINA MORNING POST $HK0.10           Publishing - Newspapers                        916.62      0.43%
      MANDARIN ORIENTAL                          Restaurants & Hotels                           864.04      0.41%
      NEW ASIA REALTY & TS                       Real Estate                                    695.67      0.33%
      JOHNSON ELECTRIC                           Electrical Equipment                           680.34      0.32%
      REALTY DEV 'A'                             Real Estate                                    658.41      0.31%
      KOWLOON MOTOR                              Rail & Road Transport                          657.75      0.31%
      DICKSON CONCEPTS INT                       Retail - Miscellaneous & Speciality            632.69      0.30%
      SEMI-TECH (GLOBAL)                         Household Durables & Appliances                569.63      0.27%
      JARDINE INTNL. MOTOR                       Automobiles                                    543.26      0.26%
      HK AIRCRAFT                                Aircraft Manufacturers                         479.02      0.23%
      SIME DARBY                                 Wholesale - Durables                           449.17      0.21%
      SHAW BROS                                  Entertainment & Leisure Time                   437.95      0.21%
      CHINA MOTOR BUS                            Rail & Road Transport                          400.92      0.19%
      HARBOUR CENTRE DEV                         Restaurants & Hotels                           364.61      0.17%
      CROSS-HARBOUR TUNNEL                       Storage, Warehousing & Supporting
                                                 Transport Services                             363.09      0.17%
      WING ON CO INTL LTD                        Retail - Department Stores                     285.29      0.13%
      WINSOR INDUSTRIAL                          Textile Products                               219.98      0.10%
      SUN HUNG KAI                               Financial Institutions                         147.62      0.07%
      PLAYMATES TOYS HLDG                        Toys                                           131.68      0.06%
      LANE CRAWFORD INTL A                       Retail - Miscellaneous & Speciality             91.23      0.04%
      PLAYMATES PROP HLDGS                       Real Estate                                     78.64      0.04%
      FT-HONG KONG                                                                          212,834.30


                                                                 APPENDIX E


                        FT/S&P-Actuaries World Indices
                    Italy Component as of 29 December 1995


                                                                                    Index Market      Weight in
                                                                                   Capitalization      FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)      Index

      GENERALI (ASSICURAZIONI)               Insurance - Multiline                     19,428.59        13.90%
      TELECOM ITAL MOBILE                    Telephone Companies                       11,696.76         8.37%
      STET                                   Telephone Companies                       10,851.94         7.77%
      FIAT                                   Automobiles                               10,682.56         7.64%
      TELECOM ITALIA                         Telephone Companies                       10,336.68         7.40%
      INA                                    Insurance - Life & Agents &
                                             Brokers                                    5,307.45         3.80%
      ALLEANZA (ASSICURAZIONI)               Insurance - Multiline                      5,261.50         3.77%
      SAN PAOLO                              Commercial Banks & Other Banks             4,342.75         3.11%
      ENI                                    Oil Internationals                         4,197.64         3.00%
      IMI                                    Financial Institutions                     3,782.03         2.71%
      MONTEDISON                             Diversified Holding Companies              3,569.69         2.55%
      RAS                                    Insurance - Multiline                      3,402.06         2.43%
      BANCA COMM. ITALIANA                   Commercial Banks & Other Banks             3,363.31         2.41%
      MEDIOBANCA                             Financial Institutions                     3,298.95         2.36%
      STET RISP                              Telephone Companies                        2,955.00         2.11%
      OLIVETTI ORD                           Office Equipment                           2,833.56         2.03%
      CREDITO ITALIANO                       Commercial Banks & Other Banks             2,588.75         1.85%
      ITALGAS                                Natural Gas Utilities                      2,015.53         1.44%
      TELECOM ITALIA SVGS                    Telephone Companies                        1,915.69         1.37%
      PIRELLI SPA                            Tyre & Rubber Goods                        1,898.25         1.36%
      FIAT PTC PREF                          Automobiles                                1,738.11         1.24%
      FONDIARIA                              Insurance - Multiline                      1,685.93         1.21%
      TELECOM ITAL MOB RIS                   Telephone Companies                        1,647.37         1.18%
      BANCO AMBROVENETO                      Commercial Banks & Other Banks             1,368.18         0.98%
      SAI                                    Insurance - Multiline                      1,256.43         0.90%
      SIRTI                                  Communications Equipment                   1,236.98         0.89%
      GEMINA                                 Investment Companies                       1,229.42         0.88%
      IFIL                                   Food Processors                            1,178.70         0.84%
      FIAT SVG N/CV                          Automobiles                                1,135.19         0.81%
      ITALCEMENTI                            Building Materials                           974.05         0.70%
      RINASCENTE ORD                         Retail - Department Stores                   957.79         0.69%
      SME                                    Food Processors                              928.35         0.66%
      SAIPEM                                 Energy Equipment & Services                  918.74         0.66%
      TORO ASSICURAZIONI                     Insurance - Multiline                        840.89         0.60%
      FIDIS                                  Investment Companies                         719.77         0.52%
      RAS SVGS N/CV                          Insurance - Multiline                        690.82         0.49%
      BURGO (CARTIERE)                       Paper & Paper Products                       629.75         0.45%



                                                                                    Index Market      Weight in
                                                                                   Capitalization      FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)      Index

      ALLEANZA ASSIC N\CV                    Insurance - Multiline                        607.24         0.43%
      IFIL N/C SVGS.                         Food Processors                              586.08         0.42%
      IFI PTC PREF                           Diversified Holding Companies                573.34         0.41%
      SNIA BPD                               Chemicals, Fibres, Paints & Gases            568.98         0.41%
      MAGNETI MARELLI                        Auto Parts - Original Equipment              483.43         0.35%
      MILANO ASSICURAZIONI                   Insurance - Multiline                        482.60         0.35%
      MONTEDISON SVG. N/CV.                  Diversified Holding Companies                428.79         0.31%
      CIR-COMPAGNIE                          Diversified Holding Companies                376.23         0.27%
      SASIB                                  Machinery                                    370.09         0.26%
      UNICEM                                 Building Materials                           342.40         0.25%
      MARZOTTO                               Clothing                                     339.45         0.24%
      BANCO AMBROVEN N/C SVGS                Commercial Banks & Other Banks               282.29         0.20%
      ITALCEMENTI SVGS N/CV                  Building Materials                           249.79         0.18%
      SAI SVGS N/CV                          Insurance - Multiline                        243.43         0.17%
      TORO ASSICURAZIONI SVG N/CV            Insurance - Multiline                        201.86         0.14%
      EDITOR L'ESPRESSO                      Publishing - Newspapers                      181.79         0.13%
      SASIB SVG N/CV                         Machinery                                    157.35         0.11%
      TORO ASS. PTC PREF                     Insurance - Multiline                        130.31         0.09%
      UNICEM SVG N/CV                        Building Materials                           109.72         0.08%
      CIR-COMPAGNIE SVG N/CV                 Diversified Holding Companies                101.85         0.07%
      BANCA COMM. ITALIANA SVGS N/CV         Commercial Banks & Other Banks                32.23         0.02%
      CREDITO ITALIANO SVG N/CV              Commercial Banks & Other Banks                21.89         0.02%
      FT-ITALY                                                                        139,736.27


                                                                 APPENDIX F


                        FT/S&P-Actuaries World Indices

                    Japan Component as of 29 December 1995


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      TOYOTA MOTOR                                Automobiles                            79,406.90         2.79%
      IND BANK OF JAPAN                           Commercial Banks & Other Banks         71,349.68         2.51%
      MITSUBISHI BANK                             Commercial Banks & Other Banks         67,859.35         2.38%
      SUMITOMO BANK                               Commercial Banks & Other Banks         66,685.34         2.34%
      FUJI BANK                                   Commercial Banks & Other Banks         64,038.21         2.25%
      DAI-ICHI KANGYO BANK                        Commercial Banks & Other Banks         61,412.70         2.16%
      SANWA BANK                                  Commercial Banks & Other Banks         59,057.54         2.07%
      SAKURA BANK LTD.                            Commercial Banks & Other Banks         43,484.60         1.53%
      NOMURA SECURITIES                           Financial Institutions                 42,816.14         1.50%
      TOKYO ELEC POWER                            Electric Utilities & Water Works
                                                  Supply                                 36,197.12         1.27%
      BANK OF TOKYO                               Commercial Banks & Other Banks         35,709.59         1.25%
      HITACHI                                     Electronics                            34,241.16         1.20%
      MATSUSHITA ELECT IND                        Household Durables & Appliances        34,156.38         1.20%
      ASAHI BANK                                  Commercial Banks & Other Banks         29,261.94         1.03%
      TOKAI BANK                                  Commercial Banks & Other Banks         28,323.71         1.00%
      MITSUBISHI HEAVY IND                        Heavy Engineering & Shipbuilding       26,884.56         0.94%
      SEVEN-ELEVEN                                Retail - Grocery Chains                26,718.13         0.94%
      NTT                                         Telephone Companies                    26,265.41         0.92%
      ITO YOKADO                                  Retail - Grocery Chains                25,583.50         0.90%
      TOSHIBA                                     Electronics                            25,245.00         0.89%
      KANSAI ELEC POWER                           Electric Utilities & Water Works
                                                  Supply                                 23,717.67         0.83%
      NIPPON STEEL                                Iron & Steel                           23,644.28         0.83%
      SONY CORP                                   Household Durables & Appliances        22,438.87         0.79%
      MITSUBISHI TRUST BNK                        Financial Services                     21,714.51         0.76%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      DAIWA SECURITIES                            Financial Institutions                 20,591.39         0.72%
      FUJITSU                                     Computers                              20,526.15         0.72%
      LONG TERM CREDIT BK                         Commercial Banks & Other Banks         20,413.51         0.72%
      TOKIO MARINE & FIRE                         Insurance - Property & Casualty        20,254.45         0.71%
      SEIBU RAILWAY                               Rail & Road Transport                  20,162.49         0.71%
      HONDA MOTOR                                 Automobiles                            20,115.40         0.71%
      EAST JAPAN RAILWAY                          Rail & Road Transport                  19,465.85         0.68%
      NISSAN MOTOR                                Automobiles                            19,316.44         0.68%
      MITSUBISHI CORP                             Wholesale - Durables                   19,292.14         0.68%
      NIKKO SECS                                  Financial Institutions                 18,939.50         0.67%
      NEC CORP                                    Electronics                            18,879.40         0.66%
      SHARP CORP                                  Household Durables & Appliances        17,823.42         0.63%
      CHUBU ELEC POWER                            Electric Utilities & Water Works
                                                  Supply                                 17,631.17         0.62%
      SUMITOMO TRUST BANK                         Financial Services                     17,609.11         0.62%
      NIPPONDENSO                                 Auto Parts - Original Equipment        16,265.63         0.57%
      MITSUBISHI ESTATE                           Real Estate                            16,246.90         0.57%
      MITSUBISHI ELECTRIC                         Electronics                            15,464.00         0.54%
      CANON                                       Office Equipment                       15,156.16         0.53%
      FUJI PHOTO FILM                             Photography                            14,866.80         0.52%
      TAKEDA CHEMICAL                             Drugs                                  14,431.88         0.51%
      KYOCERA                                     Electronics                            13,900.60         0.49%
      MITSUI                                      Wholesale - Durables                   13,640.48         0.48%
      MITSUI TRUST&BANKING                        Financial Services                     13,126.61         0.46%
      ASAHI GLASS                                 Diversified Industrials                13,101.77         0.46%
      DAI-NIPPON PRINTING                         Printing                               12,725.06         0.45%
      BRIDGESTONE CORP                            Tyre & Rubber Goods                    12,465.85         0.44%
      KIRIN BREWERY                               Beverages - Brewers                    12,447.56         0.44%
      DAIWA BANK                                  Commercial Banks & Other Banks         12,308.55         0.43%
      TOHOKU ELEC POWER                           Electric Utilities & Water Works
                                                  Supply                                 12,138.80         0.43%
      KINKI NIPPON RAILWAY                        Rail & Road Transport                  11,892.95         0.42%
      KAWASAKI STEEL                              Iron & Steel                           11,347.58         0.40%
      SANYO ELECTRIC                              Household Durables & Appliances        11,249.29         0.40%
      KYUSHU ELEC POWER                           Electric Utilities & Water Works
                                                  Supply                                 11,216.20         0.39%
      ASAHI CHEMICAL INDS                         Chemicals (Diversified)                11,048.09         0.39%
      SUMITOMO SHOJI                              Wholesale - Durables                   10,834.51         0.38%
      NINTENDO                                    Toys                                   10,780.88         0.38%
      MITSUBISHI KASEI                            Chemicals, Fibres, Paints &
                                                  Gases                                  10,661.87         0.37%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      FANUC                                       Instrumentation & Control
                                                  Equipment                              10,370.85         0.36%
      NIPPON EXPRESS                              Freight Forwarders                     10,351.93         0.36%
      SHIZUOKA BANK                               Commercial Banks & Other Banks         10,139.71         0.36%
      SANKYO                                      Drugs                                  10,081.00         0.35%
      MITSUI FUDOSAN                              Real Estate                            10,001.95         0.35%
      TOKYO GAS                                   Natural Gas Utilities                   9,915.51         0.35%
      KAJIMA                                      Construction                            9,674.07         0.34%
      ITOCHU CORP                                 Wholesale - Durables                    9,603.20         0.34%
      SUMITOMO METAL                              Iron & Steel                            9,544.00         0.34%
      NKK                                         Iron & Steel                            9,495.96         0.33%
      TONEN CORP                                  Petroleum Products & Refineries         9,464.25         0.33%
      YAMAICHI SECURITIES                         Financial Institutions                  9,408.69         0.33%
      BANK OF YOKOHAMA                            Commercial Banks & Other Banks          9,320.34         0.33%
      TORAY INDS                                  Chemicals, Fibres, Paints &
                                                  Gases                                   9,238.60         0.32%
      TOPPAN PRINTING                             Printing                                9,219.27         0.32%
      KUBOTA                                      Machinery - Farm Equipment              9,087.50         0.32%
      SEKISUI HOUSE                               Homebuilding                            8,796.95         0.31%
      KOBE STEEL                                  Iron & Steel                            8,768.40         0.31%
      OSAKA GAS                                   Natural Gas Utilities                   8,749.49         0.31%
      MURATA MFG                                  Electronics                             8,677.20         0.30%
      DAIEI                                       Retail - Grocery Chains                 8,648.34         0.30%
      CHUGOKU ELEC POWER                          Electric Utilities & Water Works
                                                  Supply                                  8,597.00         0.30%
      SUMITOMO ELECTRIC                           Electrical Equipment                    8,545.74         0.30%
      KOMATSU                                     Machinery - Construction                8,272.34         0.29%
      SEKISUI CHEMICAL                            Building Materials                      8,132.73         0.29%
      SUMITOMO CHEMICAL                           Chemicals, Fibres, Paints &
                                                  Gases                                   8,096.21         0.28%
      MARUBENI CORP                               Wholesale - Durables                    8,092.34         0.28%
      JUSCO                                       Retail - Grocery Chains                 8,046.79         0.28%
      SHIMIZU CORP                                Construction                            8,025.73         0.28%
      NIPPON CREDIT BANK                          Commercial Banks & Other Banks          7,941.01         0.28%
      SECOM                                       Business Services                       7,922.50         0.28%
      DAIWA HOUSE INDUSTRY                        Homebuilding                            7,887.99         0.28%
      MATSUSHITA ELEC WKS                         Electrical Equipment                    7,849.75         0.28%
      TOKYU                                       Rail & Road Transport                   7,761.96         0.27%
      NIPPON OIL                                  Petroleum Products & Refineries         7,726.07         0.27%
      MARUI                                       Retail - Department Stores              7,676.89         0.27%
      MITSUBISHI MOTORS                           Automobiles                             7,504.84         0.26%
      KAO                                         Soaps                                   7,451.16         0.26%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      TOSTEM CORP                                 Building Materials                      7,272.88         0.26%
      AJINOMOTO                                   Food Processors                         7,234.23         0.25%
      RICOH                                       Office Equipment                        7,138.67         0.25%
      CHIBA BANK                                  Commercial Banks & Other Banks          7,013.02         0.25%
      YAMANOUCHI PHARM                            Drugs                                   6,958.55         0.24%
      TOYO TST AND BANKING                        Financial Institutions                  6,948.65         0.24%
      NIPPON YUSEN                                Sea Transport                           6,817.73         0.24%
      TAISEI CORP                                 Construction                            6,810.75         0.24%
      SHIN-ETSU CHEMICAL                          Chemicals (Diversified)                 6,734.68         0.24%
      NEW OJI PAPER                               Paper & Paper Products                  6,726.98         0.24%
      TDK                                         Household Durables & Appliances         6,717.99         0.24%
      TAISHO PHARM                                Drugs                                   6,713.00         0.24%
      NIPPON PAPER CO.                            Paper & Paper Products                  6,592.71         0.23%
      YASUDA TST AND BANK                         Financial Institutions                  6,534.85         0.23%
      JOYO BANK                                   Commercial Banks & Other Banks          6,469.90         0.23%
      SHIKOKU ELEC POWER                          Electric Utilities & Water Works
                                                  Supply                                  6,463.18         0.23%
      HACHIJUNI BANK                              Commercial Banks & Other Banks          6,327.78         0.22%
      YASUDA FIRE & MARINE                        Insurance - Property & Casualty         6,285.02         0.22%
      ROHM (OK)                                   Electronics                             6,226.83         0.22%
      KAWASAKI HEAVY                              Heavy Engineering & Shipbuilding        6,216.55         0.22%
      OMRON TATEISI ELECT                         Electrical Equipment                    6,047.21         0.21%
      TOYO SEIKAN                                 Containers                              6,042.51         0.21%
      OHBAYASHI-GUMI                              Construction                            5,923.37         0.21%
      MITSUBISHI MATERIALS                        Non-Ferrous Metals                      5,881.77         0.21%
      TOKYO ELECTRON                              Electronics                             5,805.10         0.20%
      SONY MUSIC ENTMNT                           Entertainment & Leisure Time            5,663.02         0.20%
      SEGA ENTERPRISES                            Toys                                    5,560.68         0.20%
      GUNMA BANK                                  Commercial Banks & Other Banks          5,507.80         0.19%
      OKI ELECTRIC                                Communications Equipment                5,507.35         0.19%
      SUMITOMO MARINE&FIRE                        Insurance - Property & Casualty         5,487.01         0.19%
      IHI                                         Heavy Engineering & Shipbuilding        5,475.70         0.19%
      TOBU RAILWAY                                Rail & Road Transport                   5,377.37         0.19%
      HITACHI ZOSEN                               Heavy Engineering & Shipbuilding        5,197.44         0.18%
      MITSUI MARINE & FIRE                        Insurance - Property & Casualty         5,182.16         0.18%
      HOKKAIDO ELEC POWER                         Electric Utilities & Water Works
                                                  Supply                                  5,125.30         0.18%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      HOKURIKU ELEC POWER                         Electric Utilities & Water Works
                                                  Supply                                  5,126.27         0.18%
      TOYODA AUTO LOOM                            Machinery - Industrial &
                                                  Speciality                              5,058.92         0.18%
      ASAHI BREWERIES                             Beverages - Brewers                     5,023.68         0.18%
      NIKON CORP                                  Instrumentation & Control
                                                  Equipment                               5,020.59         0.18%
      BANK OF FUKUOKA                             Commercial Banks & Other Banks          5,017.53         0.18%
      SUMITOMO METAL MNG                          Precious Metals & Minerals              5,005.86         0.18%
      SUZUKI MOTOR                                Automobiles                             5,001.85         0.18%
      TEIJIN                                      Chemicals, Fibres, Paints &
                                                  Gases                                   4,987.81         0.18%
      ODAKYU ELEC RAILWAY                         Rail & Road Transport                   4,860.02         0.17%
      ISUZU MOTORS                                Automobiles                             4,806.25         0.17%
      ALL NIPPON AIRWAYS                          Airlines                                4,801.36         0.17%
      SHISEIDO                                    Cosmetics                               4,772.09         0.17%
      TOTO                                        Building Materials                      4,715.62         0.17%
      ONO PHARMACEUTICAL                          Drugs                                   4,706.80         0.17%
      HANKYU CORP                                 Rail & Road Transport                   4,701.32         0.17%
      MAZDA MOTOR                                 Automobiles                             4,588.39         0.16%
      MITSUKOSHI                                  Retail - Department Stores              4,524.41         0.16%
      EISAI                                       Drugs                                   4,513.19         0.16%
      TAKASHIMAYA                                 Retail - Department Stores              4,493.50         0.16%
      HITACHI METALS                              Iron & Steel                            4,466.56         0.16%
      MATSUSHITA COMMS                            Communications Equipment                4,376.80         0.15%
      YAMATO TRANSPORT                            Freight Forwarders                      4,343.62         0.15%
      HOKURIKU BANK                               Commercial Banks & Other Banks          4,303.33         0.15%
      KYOWA HAKKO KOGYO                           Drugs                                   4,214.42         0.15%
      EBARA                                       Machinery - Industrial &
                                                  Speciality                              4,205.88         0.15%
      KINDEN                                      Electrical Equipment                    4,124.94         0.14%
      NISSHIN STEEL                               Iron & Steel                            4,109.31         0.14%
      YAMAZAKI BAKING                             Food Processors                         4,100.06         0.14%
      NIPPON SEIKO                                Machinery - Industrial &
                                                  Speciality                              4,071.32         0.14%
      KOKUSAI SECURITIES                          Financial Institutions                  4,066.46         0.14%
      NISSHO-IWAI                                 Wholesale - Durables                    4,027.54         0.14%
      MATSUSHITA KOTOBUKI                         Household Durables & Appliances         4,016.70         0.14%
      NAGOYA RAILROAD                             Rail & Road Transport                   4,014.03         0.14%
      HOYA                                        Instrumentation & Control
                                                  Equipment                               3,996.33         0.14%
      MITSUBISHI OIL                              Petroleum Products & Refineries         3,989.52         0.14%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      KEYENCE CORP                                Instrumentation & Control
                                                  Equipment                               3,959.30         0.14%
      NIPPON FIRE & MARINE                        Insurance - Property & Casualty         3,940.48         0.14%
      JAPAN AIR LINES                             Airlines                                3,937.29         0.14%
      ASHIKAGA BANK                               Commercial Banks & Other Banks          3,883.31         0.14%
      DAIICHI SEIYAKU                             Drugs                                   3,875.33         0.14%
      KEIO TEITO ELEC RAIL                        Rail & Road Transport                   3,762.63         0.13%
      DAINIPPON INK & CHEM                        Chemicals (Diversified)                 3,697.07         0.13%
      JAPAN ENERGY CORP.                          Petroleum Products & Refineries         3,669.24         0.13%
      NICHII                                      Retail - Grocery Chains                 3,658.73         0.13%
      AISIN SEIKI                                 Auto Parts - Original Equipment         3,653.15         0.13%
      FUJI ELECTRIC                               Electrical Equipment                    3,639.24         0.13%
      ISETAN                                      Retail - Department Stores              3,631.31         0.13%
      FAMILYMART                                  Retail - Grocery Chains                 3,592.31         0.13%
      UNY CO Y50                                  Retail - General Merchandise            3,560.01         0.13%
      NGK INSULATORS                              Diversified Industrials                 3,549.32         0.12%
      MITSUI OSK LINES                            Sea Transport                           3,519.79         0.12%
      SEVENTY-SEVEN BANK                          Commercial Banks & Other Banks          3,512.74         0.12%
      YAMAHA                                      Entertainment & Leisure Time            3,499.49         0.12%
      GENERAL SEKIYU                              Petroleum Products & Refineries         3,479.55         0.12%
      COSMO OIL                                   Petroleum Products & Refineries         3,453.85         0.12%
      NICHIDO FIRE & MAR                          Insurance - Multiline                   3,443.01         0.12%
      JAPAN TOBACCO                               Tobacco Manufacturers                   3,420.84         0.12%
      YAMAGUCHI BANK                              Commercial Banks & Other Banks          3,412.34         0.12%
      KURARAY                                     Chemicals, Fibres, Paints &
                                                  Gases                                   3,409.08         0.12%
      CANON SALES                                 Wholesale - Durables                    3,320.81         0.12%
      NIPPON MEAT PACKERS                         Food Processors                         3,312.28         0.12%
      PIONEER ELECTRONIC                          Household Durables & Appliances         3,290.11         0.12%
      MINEBEA                                     Machinery                               3,264.81         0.11%
      SHOWA DENKO                                 Chemicals, Fibres, Paints &
                                                  Gases                                   3,260.37         0.11%
      BANYU PHARMACEUTICAL                        Drugs                                   3,250.16         0.11%
      NISHIMATSU CONSTRN                          Construction                            3,240.48         0.11%
      BANK OF HIROSHIMA                           Commercial Banks & Other Banks          3,230.37         0.11%
      VICTOR CO OF JAPAN                          Household Durables & Appliances         3,228.23         0.11%
      KURITA WATER                                Machinery - Industrial &
                                                  Speciality                              3,218.46         0.11%
      FURUKAWA ELECTRIC                           Electrical Equipment                    3,212.61         0.11%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      HEIWA                                       Entertainment & Leisure Time            3,190.81         0.11%
      UBE INDUSTRIES                              Chemicals (Diversified)                 3,167.69         0.11%
      SHOWA SHELL SEKIYU                          Petroleum Products & Refineries         3,160.06         0.11%
      SAPPORO BREWERIES                           Beverages - Brewers                     3,150.97         0.11%
      AUTOBACS                                    Retail - Miscellaneous &
                                                  Speciality                              3,142.42         0.11%
      MITSUI TOATSU CHEM                          Chemicals, Fibres, Paints &
                                                  Gases                                   3,143.79         0.11%
      NATIONAL HOUSE                              Homebuilding                            3,130.32         0.11%
      NANKAI ELECTRIC RAIL                        Rail & Road Transport                   3,125.96         0.11%
      NISSIN FOOD                                 Food Processors                         3,120.58         0.11%
      DAI TOKYO FIRE & MARINE INSURANC            Insurance - Property & Casualty         3,110.06         0.11%
      NTN TOYO-BEARING                            Machinery - Industrial &
                                                  Speciality                              3,097.37         0.11%
      ONODA CEMENT                                Building Materials                      3,082.14         0.11%
      FUJISAWA PHARM                              Drugs                                   3,081.26         0.11%
      NIPPON LIGHT METAL                          Non-Ferrous Metals                      3,080.79         0.11%
      HINO MOTORS                                 Automobiles                             3,052.86         0.11%
      KYUSHU MATSUSHITA                           Electronics                             3,043.18         0.11%
      KOKUYO                                      Office Equipment                        3,040.96         0.11%
      NIPPON ELECTR GLASS                         Diversified Industrials                 3,035.72         0.11%
      KEIHIN ELEC EXP RAIL                        Rail & Road Transport                   2,984.32         0.10%
      SHIONOGI                                    Drugs                                   2,958.04         0.10%
      MABUCHI MOTORS                              Auto Parts - Original Equipment         2,913.73         0.10%
      TOSOH CORP                                  Chemicals (Diversified)                 2,894.00         0.10%
      SUMITOMO REALTY                             Real Estate                             2,878.89         0.10%
      TOKYO STEEL                                 Iron & Steel                            2,874.53         0.10%
      AMADA                                       Machine Tools                           2,866.51         0.10%
      NEW JAPAN SECURITIES                        Financial Institutions                  2,791.45         0.10%
      TODA CORP                                   Construction                            2,790.98         0.10%
      TOKYO DOME CORP                             Entertainment & Leisure Time            2,785.49         0.10%
      SEIYU                                       Retail - Grocery Chains                 2,777.11         0.10%
      HOKKAIDO TAKUSHOKU                          Commercial Banks & Other Banks          2,763.14         0.10%
      PENTA OCEAN CONST                           Construction                            2,742.77         0.10%
      SUMITOMO FORESTRY                           Forestry Products                       2,742.76         0.10%
      HANKYU DEPT STORES                          Retail - Department Stores              2,740.41         0.10%
      TOHO                                        Entertainment & Leisure Time            2,740.54         0.10%
      KUMAGAI-GUMI                                Construction                            2,738.61         0.10%
      NGK SPARK PLUG CO                           Auto Parts - Original Equipment         2,732.01         0.10%
      CASIO COMPUTER                              Computers                               2,702.97         0.10%
      FUJITA TOURIST                              Restaurants & Hotels                    2,698.17         0.09%
      NISSHIN FLOUR                               Food Processors                         2,692.66         0.09%
      ORIX CORPORATION                            Financial Services                      2,672.67         0.09%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      FUKUYAMA TRANSPTNG                          Rail & Road Transport                   2,669.14         0.09%
      HITACHI CABLE                               Fabricated Metal Products               2,667.50         0.09%
      JAPAN TELECOM                               Telephone Companies                     2,622.34         0.09%
      MITSUBISHI WAREHOUSE                        Storage, Warehousing &
                                                  Supporting Transport Services           2,623.05         0.09%
      KONICA                                      Photography                             2,593.44         0.09%
      DAIKIN INDUSTRIES                           Machinery - Industrial &
                                                  Speciality                              2,583.03         0.09%
      MAKITA ELECTRIC WKS                         Electrical Equipment                    2,575.32         0.09%
      MITSUBISHI RAYON                            Chemicals, Fibres, Paints &
                                                  Gases                                   2,572.83         0.09%
      OLYMPUS OPTICAL                             Instrumentation & Control
                                                  Equipment                               2,561.44         0.09%
      SEINO TRANSPORT                             Rail & Road Transport                   2,559.31         0.09%
      MITSUI PETROCHEMICAL                        Chemicals (Diversified)                 2,553.06         0.09%
      TOYOBO                                      Textile Products                        2,485.20         0.09%
      ONWARD KASHIYAMA                            Clothing                                2,480.18         0.09%
      TOMEN CORP Y50                              Wholesale - Durables                    2,473.52         0.09%
      YOKOGAWA ELECTRIC                           Instrumentation & Control
                                                  Equipment                               2,453.42         0.09%
      SHIMANO IND                                 Toys                                    2,404.80         0.08%
      YAKULT HONSHA                               Food Processors                         2,404.47         0.08%
      CITIZEN WATCH                               Instrumentation & Control
                                                  Equipment                               2,401.22         0.08%
      CHUGAI PHARM                                Drugs                                   2,362.93         0.08%
      NITTO ELECTRIC IND                          Electronics                             2,350.37         0.08%
      MEIJI SEIKA                                 Food - Sugar & Confectionary            2,348.18         0.08%
      NIPPON SHINPAN                              Financial Services                      2,349.76         0.08%
      KANDENKO                                    Electrical Equipment                    2,333.84         0.08%
      MITSUI ENG & SHIPBLD                        Heavy Engineering & Shipbuilding        2,311.99         0.08%
      FUJI HEAVY INDS                             Automobiles                             2,309.50         0.08%
      AOYAMA TRADING                              Retail - Miscellaneous &
                                                  Speciality                              2,292.15         0.08%
      NISSHINBO INDS                              Textile Products                        2,292.08         0.08%
      INAX                                        Building Materials                      2,280.12         0.08%
      OKUMURA CORP                                Construction                            2,259.45         0.08%
      HIROSE ELECTRONICS                          Electronics                             2,256.88         0.08%
      SHIMA SEIKI MANUFACT                        Machinery - Industrial &
                                                  Speciality                              2,249.53         0.08%
      MITSUBISHI GAS CHEM                         Chemicals, Fibres, Paints &
                                                  Gases                                   2,247.35         0.08%
      CHUO TST AND BANKING                        Financial Institutions                  2,234.87         0.08%
      FUJITA CORP                                 Construction                            2,233.45         0.08%
      ARABIAN OIL                                 Oil - Crude Producers                   2,215.02         0.08%



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      FUJIKURA                                    Fabricated Metal Products               2,213.68         0.08%
      KANEGAFUCHI CHEMICAL                        Chemicals (Diversified)                 2,208.61         0.08%
      MORI SEIKI                                  Machine Tools                           2,196.07         0.08%
      NIHON CEMENT                                Building Materials                      2,190.86         0.08%
      MATSUZAKAYA                                 Retail - Department Stores              2,169.78         0.08%
      DAIDO STEEL                                 Iron & Steel                            2,165.37         0.08%
      HITACHI CREDIT                              Financial Services                      2,153.09         0.08%
      DAICEL CHEMICAL                             Chemicals, Fibres, Paints &
                                                  Gases                                   2,127.98         0.07%
      SUMITOMO OSAKA CEMNT                        Building Materials                      2,127.41         0.07%
      HONSHU PAPER                                Paper & Paper Products                  2,117.29         0.07%
      SUMITOMO HEAVY INDS                         Heavy Engineering & Shipbuilding        2,117.27         0.07%
      DAIMARU                                     Retail - Department Stores              2,100.38         0.07%
      WACOAL                                      Clothing                                2,091.64         0.07%
      HITACHI CHEMICAL Y50                        Chemicals, Fibres, Paints &
                                                  Gases                                   2,077.21         0.07%
      SNOW BRAND MILK                             Food Processors                         2,073.65         0.07%
      ALPS ELECTRIC                               Electronics                             2,066.51         0.07%
      BANK OF KYOTO                               Commercial Banks & Other Banks          2,055.91         0.07%
      HOUSE FOOD INDS                             Food Processors                         2,054.57         0.07%
      TAKARA SHUZO                                Beverages - Distillers                  2,020.41         0.07%
      NICHIREI                                    Storage, Warehousing &
                                                  Supporting Transport Services           2,018.97         0.07%
      CSK CORP                                    Computer Software & Services            2,008.15         0.07%
      CHIYODA FIRE & MAR                          Insurance - Property & Casualty         2,003.56         0.07%
      MOCHIDA PHARM                               Drugs                                   2,004.52         0.07%
      TOKYU LAND                                  Real Estate                             1,994.72         0.07%
      NIPPON HODO                                 Construction                            1,986.16         0.07%
      MITSUI MIN & SMELT                          Non-Ferrous Metals                      1,966.63         0.07%
      MITSUBISHI PAPER                            Paper & Paper Products                  1,963.02         0.07%
      ORIENT FINANCE                              Financial Services                      1,948.67         0.07%
      A T & T GLOBAL INFO                         Communications Equipment                1,932.24         0.07%
      CHIYODA CHEMICAL ENG                        Heavy Engineering & Shipbuilding        1,930.38         0.07%
      NIPPON SHOKUBAI                             Chemicals, Fibres, Paints &
                                                  Gases                                   1,927.68         0.07%
      YORK-BENIMARU                               Retail - Grocery Chains                 1,923.42         0.07%
      YOKOHAMA RUBBER                             Tyre & Rubber Goods                     1,918.95         0.07%
      NIPPON SHEET GLASS                          Diversified Industrials                 1,912.83         0.07%
      BEST DENKI                                  Office Equipment                        1,875.78         0.07%
      DOWA FIRE & MARINE                          Insurance - Property & Casualty         1,869.86         0.07%
      JGC CORP                                    Heavy Engineering & Shipbuilding        1,863.86         0.07%



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      KAWASAKI KISEN                              Sea Transport                           1,861.71         0.07%
      SKYLARK                                     Restaurants & Hotels                    1,837.08         0.06%
      TOKYU DEPT STORE                            Retail - Department Stores              1,828.18         0.06%
      SUMITOMO BAKELITE                           Chemicals, Fibres, Paints &
                                                  Gases                                   1,802.59         0.06%
      TOKUYAMA CORP                               Chemicals (Diversified)                 1,801.90         0.06%
      TEIKOKU OIL                                 Non-Oil Energy Sources                  1,796.09         0.06%
      KOYO SEIKO                                  Auto Parts - Original Equipment         1,787.53         0.06%
      AOKI CONSTRUCTION                           Construction                            1,783.03         0.06%
      MARUICHI STEEL TUBE                         Iron & Steel                            1,780.15         0.06%
      MEIJI MILK                                  Food Processors                         1,777.22         0.06%
      HITACHI MAXELL                              Entertainment & Leisure Time            1,767.48         0.06%
      TOKYO STYLE                                 Clothing                                1,754.86         0.06%
      MAEDA CORP                                  Construction                            1,751.15         0.06%
      TANABE SEIYAKU                              Drugs                                   1,742.55         0.06%
      TERUMO CORP                                 Drugs                                   1,741.95         0.06%
      HASEKO                                      Homebuilding                            1,735.40         0.06%
      IZUMIYA                                     Retail - Grocery Chains                 1,729.71         0.06%
      ITOHAM FOODS                                Food Processors                         1,727.53         0.06%
      SANWA SHUTTER                               Building Materials                      1,719.14         0.06%
      DAISHOWA PAPER MFG                          Paper & Paper Products                  1,704.53         0.06%
      DAITO TRUST CONSTUCT                        Homebuilding                            1,680.63         0.06%
      LION                                        Soaps                                   1,673.33         0.06%
      ZEXEL CORPN                                 Auto Parts - Original Equipment         1,673.71         0.06%
      SHIMACHU                                    Retail - General Merchandise            1,647.76         0.06%
      TOYOTA TSUSHO Y50                           Fabricated Metal Products               1,634.81         0.06%
      MINOLTA CAMERA                              Office Equipment                        1,631.98         0.06%
      HANWA                                       Wholesale - Durables                    1,617.45         0.06%
      DAIFUKU                                     Machinery - Farm Equipment              1,608.83         0.06%
      SATO KOGYO CO Y50                           Construction                            1,609.69         0.06%
      DAINIPPON PHARM                             Drugs                                   1,599.35         0.06%
      KISSEI PHARMACUTICAL                        Drugs                                   1,596.71         0.06%
      JAPAN SYNTH RUBBER                          Tyre & Rubber Goods                     1,579.65         0.06%
      KOKUSAI ELECTRIC                            Communications Equipment                1,518.30         0.05%
      GREEN CROSS                                 Drugs                                   1,495.83         0.05%
      JAPAN RADIO                                 Communications Equipment                1,471.32         0.05%
      BROTHER INDS                                Office Equipment                        1,461.41         0.05%
      NIPPON SANSO                                Chemicals, Fibres, Paints &
                                                  Gases                                   1,459.96         0.05%
      KIKKOMAN                                    Food Processors                         1,452.90         0.05%
      UNITIKA                                     Chemicals, Fibres, Paints &
                                                  Gases                                   1,448.83         0.05%
      FUJI FIRE & MARINE                          Insurance - Property & Casualty         1,443.58         0.05%
      TOYO INK                                    Chemicals, Fibres, Paints &
                                                  Gases                                   1,442.24         0.05%



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      NISSAN FIRE & MARINE                        Insurance - Property & Casualty         1,433.05         0.05%
      TOA                                         Construction                            1,431.78         0.05%
      FUDO CONSTRUCTION                           Construction                            1,427.89         0.05%
      NIPPON SHARYO                               Auto Trucks & Parts                     1,415.48         0.05%
      DAIKYO                                      Homebuilding                            1,383.28         0.05%
      NORITAKE                                    Household Durables & Appliances         1,371.30         0.05%
      HAZAMA-GUMI                                 Construction                            1,369.53         0.05%
      NIPPON PAINT                                Chemicals, Fibres, Paints &
                                                  Gases                                   1,363.61         0.05%
      NISSEI SANGYO                               Wholesale - Durables                    1,360.18         0.05%
      IWATANI                                     Wholesale - Nondurables                 1,340.22         0.05%
      GUNZE                                       Clothing                                1,307.52         0.05%
      NAGASE                                      Wholesale - Durables                    1,303.56         0.05%
      NIPPON ZEON                                 Chemicals, Fibres, Paints &
                                                  Gases                                   1,302.43         0.05%
      YAMATAKE HONEYWELL                          Instrumentation & Control
                                                  Equipment                               1,302.89         0.05%
      KANSAI PAINT                                Chemicals, Fibres, Paints &
                                                  Gases                                   1,298.83         0.05%
      YOSHITOMI PHARM                             Drugs                                   1,296.99         0.05%
      TOSHOKU                                     Wholesale - Nondurables                 1,291.09         0.05%
      ANRITSU                                     Communications Equipment                1,285.20         0.05%
      MATSUSHITA REFRIGER                         Household Durables & Appliances         1,283.87         0.05%
      HANSHIN ELECT RAIL                          Rail & Road Transport                   1,282.06         0.05%
      EZAKI GLICO                                 Food - Sugar & Confectionary            1,273.73         0.04%
      KANEBO                                      Textile Products                        1,272.71         0.04%
      ATSUGI NYLON                                Clothing                                1,265.25         0.04%
      OKUMA MACHINERY                             Machine Tools                           1,258.80         0.04%
      DOWA MINING                                 Non-Ferrous Metals                      1,243.31         0.04%
      MITSUMI ELECTRIC                            Electronics                             1,240.43         0.04%
      JAPAN STORAGE BATTRY                        Auto Parts - Original Equipment         1,236.23         0.04%
      NHK SPRING                                  Auto Parts - Original Equipment         1,230.33         0.04%
      NIPPON SUISAN                               Food Processors                         1,230.27         0.04%
      NOK                                         Auto Parts - Original Equipment         1,225.38         0.04%
      NIPPON KAYAKU                               Drugs                                   1,204.80         0.04%
      TOYO CONSTRUCTION                           Construction                            1,203.82         0.04%
      AMANO CORP                                  Instrumentation & Control
                                                  Equipment                               1,199.35         0.04%
      MIZUNO                                      Entertainment & Leisure Time            1,187.57         0.04%
      TEKKEN CONSTRUCTION                         Construction                            1,187.12         0.04%
      MORINAGA MILK                               Food Processors                         1,177.73         0.04%
      SANKYU                                      Rail & Road Transport                   1,170.82         0.04%



                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      TSUBAKIMOTO CHAIN                           Machinery - Industrial &
                                                  Speciality                              1,158.12         0.04%
      NAVIX LINE LTD                              Sea Transport                           1,155.19         0.04%
      SANYO CHEMICAL                              Chemicals, Fibres, Paints &
                                                  Gases                                   1,138.51         0.04%
      STANLEY ELECTRIC                            Auto Parts - Original Equipment         1,137.70         0.04%
      KANEMATSU CORPN                             Wholesale - Durables                    1,135.66         0.04%
      MISAWA HOMES                                Homebuilding                            1,125.28         0.04%
      KDD                                         Telephone Companies                     1,121.51         0.04%
      MITSUI-SOKO                                 Storage, Warehousing &
                                                  Supporting Transport Services           1,119.05         0.04%
      HITACHI KOKI                                Electrical Equipment                    1,116.72         0.04%
      TOKYU CONSTRUCTION                          Construction                            1,109.81         0.04%
      NISSHIN OIL MILLS                           Food Processors                         1,107.14         0.04%
      NISSAN DIESEL MOTOR                         Automobiles                             1,102.61         0.04%
      KOITO MFG                                   Auto Parts - Original Equipment         1,090.37         0.04%
      YASKAWA ELECTRIC                            Electrical Equipment                    1,085.08         0.04%
      TOKAI CARBON                                Ceramic & Glass                         1,074.85         0.04%
      MERCIAN CORPN.                              Beverages - Distillers                  1,066.06         0.04%
      JAPAN STEEL WORKS                           Machinery - Industrial &
                                                  Speciality                              1,062.30         0.04%
      NIIGATA ENG                                 Machinery                               1,055.48         0.04%
      KUREHA CHEMICAL                             Chemicals, Fibres, Paints &
                                                  Gases                                   1,041.90         0.04%
      SHOWA ELEC WIRE                             Fabricated Metal Products               1,034.89         0.04%
      ISEKI & CO                                  Machinery - Farm Equipment              1,034.58         0.04%
      KURABO INDS                                 Textile Products                        1,033.61         0.04%
      ISHIHARA SANGYO                             Chemicals, Fibres, Paints &
                                                  Gases                                   1,029.88         0.04%
      YUASA CORP                                  Auto Parts - Original Equipment         1,018.57         0.04%
      MARUHA CORP                                 Food Processors                         1,014.98         0.04%
      SUMITOMO LT METAL                           Non-Ferrous Metals                      1,012.50         0.04%
      DENNY'S JAPAN CO                            Restaurants & Hotels                      983.78         0.03%
      TOSHIBA MACHINERY                           Machinery - Industrial &
                                                  Speciality                                982.44         0.03%
      SHOWA SANGYO                                Food Processors                           974.71         0.03%
      CALSONIC CORPORATION                        Auto Parts - Original Equipment           966.83         0.03%
      SHOWA ALUMINIUM                             Non-Ferrous Metals                        968.75         0.03%
      NITSUKO                                     Communications Equipment                  965.48         0.03%
      RENOWN                                      Clothing                                  965.61         0.03%
      MARUDAI FOOD                                Food Processors                           949.70         0.03%
      TOBISHIMA                                   Construction                              949.10         0.03%
      NIPPON FLOUR MILLS                          Food Processors                           941.00         0.03%
      HATTORI SEIKO                               Instrumentation & Control
                                                  Equipment                                 936.69         0.03%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      SANDEN                                      Auto Parts - Original Equipment           926.25         0.03%
      YAMATO KOGYO                                Iron & Steel                              925.23         0.03%
      SUMITOMO WAREHOUSE                          Storage, Warehousing &
                                                  Supporting Transport Services             915.78         0.03%
      NACHI-FUJIKOSHI                             Machinery - Industrial &
                                                  Speciality                                909.61         0.03%
      MITSUBISHI PLASTICS                         Building Materials                        909.19         0.03%
      TOYO TIRE                                   Tyre & Rubber Goods                       908.92         0.03%
      SANRIO                                      Entertainment & Leisure Time              906.10         0.03%
      TOEI                                        Entertainment & Leisure Time              901.98         0.03%
      SHOCHIKU                                    Entertainment & Leisure Time              882.72         0.03%
      RYOBI                                       Machinery - Industrial &
                                                  Speciality                                880.97         0.03%
      HEIWA REAL ESTATE                           Real Estate                               873.17         0.03%
      MIKUNI COCA COLA                            Beverages - Soft Drinks                   836.58         0.03%
      KAKEN PHARMACEUTICAL                        Drugs                                     827.62         0.03%
      TOKYO ROPE                                  Fabricated Metal Products                 829.54         0.03%
      NITTO BOSEKI                                Textile Products                          825.95         0.03%
      NIPPON ROAD                                 Construction                              823.29         0.03%
      MAKINO MILLING MACHINE CO                   Machine Tools                             807.43         0.03%
      NISSIN ELECTRIC                             Electrical Equipment                      801.78         0.03%
      NIPPON YAKIN KOGYO                          Iron & Steel                              772.27         0.03%
      MITSUBISHI STEEL                            Iron & Steel                              753.82         0.03%
      CENTRAL GLASS                               Ceramic & Glass                           750.86         0.03%
      JAPAN METALS & CHEM                         Iron & Steel                              748.85         0.03%
      JAPAN WOOL                                  Textile Products                          748.33         0.03%
      KAGOME                                      Beverages - Soft Drinks                   719.26         0.03%
      YAMAMURA GLASS                              Containers                                720.49         0.03%
      TOYO KANETSU                                Energy Equipment & Services               716.07         0.03%
      SEIYO FOOD SYSTEMS                          Restaurants & Hotels                      713.30         0.03%
      ROYAL CO                                    Restaurants & Hotels                      689.46         0.02%
      SETTSU                                      Paper & Paper Products                    689.91         0.02%
      NIPPON TV                                   Broadcasting Media                        678.00         0.02%
      GAKKEN                                      Publishing                                671.03         0.02%
      ASICS CORP                                  Footwear                                  655.44         0.02%
      TOKICO                                      Auto Parts - Original Equipment           639.53         0.02%
      NAGASAKIYA                                  Retail - Department Stores                637.30         0.02%
      YOMIURI LAND                                Entertainment & Leisure Time              633.87         0.02%
      IWATSU ELECTRIC                             Communications Equipment                  633.23         0.02%
      MITSUBOSHI BELTING                          Tyre & Rubber Goods                       612.94         0.02%
      GUN-EI CHEMICAL                             Chemicals, Fibres, Paints &
                                                  Gases                                     604.44         0.02%
      PRIMA MEAT PACKERS                          Food Processors                           604.02         0.02%
      TOSHIBA ENG & CONSTR                        Heavy Engineering & Shipbuilding          601.17         0.02%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                     Industry Sector          (Millions of US$)     Index

      TOKYU CAR                                   Fabricated Metal Products                 594.38         0.02%
      NICHIRO GYOGYO                              Food Processors                           590.01         0.02%
      ASAHI OPTICAL                               Photography                               583.47         0.02%
      TOKYO BROADCASTING                          Broadcasting Media                        576.31         0.02%
      TAKAOKA ELECTRIC                            Electrical Equipment                      573.09         0.02%
      CENTRAL FINANCE                             Financial Services                        564.94         0.02%
      CALPIS FOOD INDS                            Beverages - Soft Drinks                   525.23         0.02%
      FUJIYA                                      Food - Sugar & Confectionary              525.44         0.02%
      NIHON NOSAN KOGYO                           Agriculture & Fishing                     527.31         0.02%
      SHOKUSAN JUTAKU SOGO                        Construction                              528.03         0.02%
      NIPPON SIGNAL                               Machinery - Industrial &
                                                  Speciality                                511.55         0.02%
      HYOGO BANK                                  Commercial Banks & Other Banks              3.24         0.00%
      FT-JAPAN                                                                        2,846,585.17


                                                                 APPENDIX G


                        FT/S&P-Actuaries World Indices
                 South Africa Component as of 29 December 1995


                                                                                         Index Market     Weight in
                                                                                        Capitalization      FT/S&P
      Constituent Name                                     Industry Sector            (Millions of US$)     Index

      ANGLO AMER CORP                           Precious Metals & Minerals                 14,081.27         10.05%
      DE BEERS/CENTENARY                        Precious Metals & Minerals                 11,524.54          8.23%
      SA BREWERIES                              Beverages - Brewers                        10,786.24          7.70%
      LIBERTY LIFE ASSOC.                       Insurance - Life & Agents & Brokers         7,560.42          5.40%
      STANDARD BK. INV.                         Commercial Banks & Other Banks              5,748.81          4.10%
      REMBRANDT GP                              Tobacco Manufacturers                       5,011.66          3.58%
      SASOL                                     Oil - Crude Producers                       4,876.15          3.48%
      GENCOR                                    Precious Metals & Minerals                  4,832.76          3.45%
      LIBERTY HLDGS.                            Insurance - Life & Agents & Brokers         4,008.55          2.86%
      FIRST NATL. BANK                          Commercial Banks & Other Banks              4,000.46          2.86%
      NEDCOR                                    Commercial Banks & Other Banks              3,669.83          2.62%
      SMITH (CG) LTD.                           Diversified Holding Companies               3,617.44          2.58%
      ANGLO AMERICAN IND                        Diversified Holding Companies               3,033.61          2.17%
      GFSA                                      Precious Metals & Minerals                  2,896.25          2.07%
      Barlow Limited                            Diversified Holding Companies               2,874.03          2.05%
      NAMPAK                                    Paper & Paper Products                      2,805.17          2.00%
      TIGER OATS                                Food Processors                             2,604.21          1.86%
      DRIEFONTEIN CONSOL                        Precious Metals & Minerals                  2,588.12          1.85%
      REMBRANDT CONTROLLING INV.                Diversified Holding Companies               2,468.80          1.76%
      ANGLOVAAL INDS.                           Diversified Holding Companies               2,394.10          1.71%
      SAMANCOR                                  Mining & Extractive Industries              2,384.46          1.70%
      SAPPI                                     Paper & Paper Products                      2,367.47          1.69%
      MURRAY & ROBERTS                          Construction                                2,330.78          1.66%
      JOHNNIC                                   Diversified Industrials                     2,272.21          1.62%
      ISCOR                                     Iron & Steel                                2,126.49          1.52%
      SOUTHERN LIFE ASSOC                       Insurance - Life & Agents & Brokers         2,113.92          1.51%
      RUSTENBURG PLATINUM                       Precious Metals & Minerals                  2,103.88          1.50%



                                                                                         Index Market     Weight in
                                                                                        Capitalization      FT/S&P
      Constituent Name                                     Industry Sector            (Millions of US$)     Index

      SAFREN                                    Sea Transport                               2,020.13          1.44%
      AMGOLD                                    Precious Metals & Minerals                  1,967.28          1.40%
      ANGLOVAAL LTD. (N.)                       Diversified Holding Companies               1,865.32          1.33%
      TONGAAT-HULETT GP                         Food - Sugar & Confectionary                1,584.04          1.13%
      PREMIER GROUP HLDG                        Food Processors                             1,380.91          0.99%
      GENBEL                                    Investment Companies                        1,336.38          0.95%
      KLOOF GOLD MINING                         Precious Metals & Minerals                  1,330.68          0.95%
      REUNERT                                   Electrical Equipment                        1,313.28          0.94%
      MID WITS                                  Precious Metals & Minerals                  1,279.33          0.91%
      VAAL REEFS EXP & MNG                      Precious Metals & Minerals                  1,237.43          0.88%
      JCI                                       Precious Metals & Minerals                  1,177.35          0.84%
      IMPALA PLATINUM                           Precious Metals & Minerals                  1,134.63          0.81%
      WOOLTRU A                                 Retail - General Merchandise                1,101.86          0.79%
      AMPLATS                                   Precious Metals & Minerals                    971.46          0.69%
      WESTERN DEEP LEVEL                        Precious Metals & Minerals                    927.44          0.66%
      WOOLTRU LTD                               Retail - General Merchandise                  893.50          0.64%
      FREEGOLD                                  Precious Metals & Minerals                    889.40          0.63%
      HIGHVELD STEEL                            Iron & Steel                                  623.99          0.45%
      FT-SOUTH AFRICA                                                                     140,116.03


                                                                 APPENDIX H


                        FT/S&P-Actuaries World Indices
                United Kingdom Component as of 29 December 1995


                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      GLAXO WELLCOME                            Drugs                                  49,765.54          4.56%
      BRITISH PETROLEUM                         Oil Internationals                     46,629.75          4.27%
      SHELL TRANS & TRAD                        Oil Internationals                     43,824.29          4.02%
      BRITISH TELECOM                           Telephone Companies                    34,569.22          3.17%
      BAT INDUSTRIES                            Tobacco Manufacturers                  27,221.05          2.49%
      HSBC HOLDINGS (HK$ 10)                    Commercial Banks & Other
                                                Banks                                  27,041.66          2.48%
      LLOYDS TSB GROUP                          Commercial Banks & Other
                                                Banks                                  26,149.85          2.40%
      MARKS & SPENCER                           Retail - General Merchandise           19,626.18          1.80%
      BTR                                       Diversified Industrials                19,263.47          1.77%
      BARCLAYS                                  Commercial Banks & Other
                                                Banks                                  18,611.26          1.71%
      ZENECA                                    Drugs                                  18,304.05          1.68%
      NATL WESTMINSTER BANK                     Commercial Banks & Other
                                                Banks                                  17,805.59          1.63%
      BRITISH GAS                               Natural Gas Utilities                  17,268.42          1.58%
      UNILEVER                                  Food Processors                        16,734.70          1.53%
      CABLE & WIRELESS                          Telephone Companies                    15,787.56          1.45%
      RTZ (REG)                                 Non-Ferrous Metals                     15,527.00          1.42%
      HANSON                                    Diversified Holding
                                                Companies                              15,506.06          1.42%
      SMITHKLINE BEECHAM A                      Drugs                                  15,408.00          1.41%
      REUTERS HOLDINGS                          Publishing                             15,345.00          1.41%
      GENERAL ELECTRIC                          Electronics                            15,180.47          1.39%
      GRAND METROPOLITAN                        Beverages - Brewers                    15,062.16          1.38%
      GUINNESS                                  Beverages - Distillers                 14,886.67          1.36%
      SMITHKLINE BEECH/SMITH BECK UNIT          Drugs                                  14,277.63          1.31%
      HSBC HOLDINGS (ORD 75P)                   Commercial Banks & Other
                                                Banks                                  13,427.60          1.23%
      ABBEY NATIONAL                            Commercial Banks & Other
                                                Banks                                  13,036.86          1.19%
      PRUDENTIAL CORP                           Insurance - Life & Agents &
                                                Brokers                                12,304.73          1.13%
      SAINSBURY (J)                             Retail - Grocery Chains                11,143.00          1.02%
      VODAFONE GROUP                            Telephone Companies                    10,929.68          1.00%
      BRIT SKY BROADCASTNG                      Broadcasting Media                     10,823.93          0.99%



                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      GREAT UNIVERSAL STORES                    Retail - Miscellaneous &
                                                Speciality                             10,688.53          0.98%
      THORN-EMI                                 Entertainment & Leisure Time           10,127.22          0.93%
      TESCO                                     Retail - Grocery Chains                 9,914.00          0.91%
      BASS                                      Beverages - Brewers                     9,801.65          0.90%
      BOOTS                                     Retail - General Merchandise            8,657.77          0.79%
      REED INTL                                 Publishing                              8,612.29          0.79%
      I.C.I                                     Chemicals (Diversified)                 8,580.61          0.79%
      ALLIED DOMECQ                             Beverages - Brewers                     8,427.89          0.77%
      STANDARD CHARTERED                        Commercial Banks & Other
                                                Banks                                   8,249.79          0.76%
      CADBURY SCHWEPPES                         Food Processors                         8,173.51          0.75%
      NATIONAL POWER                            Electric Utilities & Water
                                                Works Supply                            7,945.48          0.73%
      BAA                                       Storage, Warehousing &
                                                Supporting Transport
                                                Services                                7,765.09          0.71%
      ROYAL BANK SCOTLAND                       Commercial Banks & Other
                                                Banks                                   7,348.96          0.67%
      BOC GROUP                                 Chemicals, Fibres, Paints &
                                                Gases                                   6,724.65          0.62%
      COMMERCIAL UNION                          Insurance - Multiline                   6,488.93          0.59%
      RANK ORGANISATION                         Entertainment & Leisure Time            6,021.48          0.55%
      POWERGEN                                  Electric Utilities & Water
                                                Works Supply                            6,014.72          0.55%
      ARGYLL GROUP                              Retail - Grocery Chains                 6,014.56          0.55%
      GRANADA GROUP                             Entertainment & Leisure Time            5,856.56          0.54%
      SCOT & NEWCASTLE                          Beverages - Brewers                     5,834.10          0.53%
      KINGFISHER                                Retail - General Merchandise            5,630.66          0.52%
      SCOTTISH POWER                            Electric Utilities & Water
                                                Works Supply                            5,394.38          0.49%
      PEARSON                                   Publishing                              5,383.10          0.49%
      SIEBE                                     Diversified Industrials                 5,284.70          0.48%
      TOMKINS                                   Fabricated Metal Products               5,188.00          0.48%
      ASSD BRITISH FOODS                        Food Processors                         5,153.91          0.47%
      BRITISH STEEL                             Iron & Steel                            5,142.87          0.47%
      BANK OF SCOTLAND                          Commercial Banks & Other
                                                Banks                                   5,132.03          0.47%
      RENTOKIL GP                               Chemicals, Fibres, Paints &
                                                Gases                                   5,129.87          0.47%
      LEGAL & GENERAL GROUP                     Insurance - Life & Agents &
                                                Brokers                                 5,126.56          0.47%
      WHITBREAD (ORD.)                          Beverages - Brewers                     5,093.62          0.47%



                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      ASDA GROUP                                Retail - Grocery Chains                 5,013.85          0.46%
      NORTH WEST WATER                          Electric Utilities & Water
                                                Works Supply                            4,964.81          0.46%
      LAND SECURITIES                           Real Estate                             4,886.90          0.45%
      LLOYDS ABBEY LIFE                         Insurance - Life & Agents &
                                                Brokers                                 4,866.22          0.45%
      FORTE                                     Restaurants & Hotels                    4,862.19          0.45%
      GENERAL ACCIDENT                          Insurance - Multiline                   4,842.05          0.44%
      SUN ALLIANCE GROUP                        Insurance - Multiline                   4,726.94          0.43%
      RECKITT & COLMAN                          Health Care                             4,693.76          0.43%
      P. & O. DEFD STOCK                        Sea Transport                           4,468.91          0.41%
      GKN                                       Auto Parts - Original
                                                Equipment                               4,219.07          0.39%
      SEVERN TRENT WATER                        Electric Utilities & Water
                                                Works Supply                            3,912.54          0.36%
      ROYAL INSURANCE HDGS                      Insurance - Multiline                   3,903.90          0.36%
      BLUE CIRCLE INDS                          Building Materials                      3,897.16          0.36%
      WOLSELEY                                  Building Materials                      3,865.61          0.35%
      SOUTHERN ELECTRIC                         Electric Utilities & Water
                                                Works Supply                            3,842.04          0.35%
      GUARDIAN ROYAL EXCHANGE                   Insurance - Multiline                   3,823.63          0.35%
      3I GROUP                                  Investment Trusts                       3,809.36          0.35%
      RMC GP                                    Building Materials                      3,809.55          0.35%
      THAMES WATER                              Electric Utilities & Water
                                                Works Supply                            3,510.07          0.32%
      CARLTON COMMS                             Broadcasting Media                      3,467.48          0.32%
      TI GROUP                                  Machinery - Industrial &
                                                Speciality                              3,343.00          0.31%
      COOKSON GROUP                             Chemicals, Fibres, Paints &
                                                Gases                                   3,224.63          0.30%
      SCHRODERS                                 Financial Institutions                  3,199.15          0.29%
      SMITH & NEPHEW                            Health Care                             3,193.47          0.29%
      VENDOME UNITS                             Diversified Consumer Goods &
                                                Services                                3,168.31          0.29%
      PILKINGTON                                Building Materials                      3,143.11          0.29%
      REDLAND                                   Building Materials                      3,131.57          0.29%
      ENTERPRISE OIL                            Oil - Crude Producers                   3,041.81          0.28%
      SMITHS INDUSTRIES                         Aircraft Manufacturers                  2,982.77          0.27%
      BURTON GROUP                              Retail - Miscellaneous &
                                                Speciality                              2,970.30          0.27%
      WILLIAMS HLDGS.                           Diversified Industrials                 2,947.18          0.27%
      BURMAH CASTROL                            Petroleum Products &
                                                Refineries                              2,913.71          0.27%
      TATE & LYLE                               Food Processors                         2,909.35          0.27%
      ARGOS                                     Retail - Department Stores              2,815.89          0.26%



                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      DIXONS GROUP                              Retail - Miscellaneous &
                                                Speciality                              2,776.87          0.25%
      REXAM                                     Forestry Products                       2,768.00          0.25%
      GREENALLS GROUP                           Beverages - Brewers                     2,699.07          0.25%
      LADBROKE GROUP                            Entertainment & Leisure Time            2,652.73          0.24%
      NEXT                                      Retail - Miscellaneous &
                                                Speciality                              2,650.58          0.24%
      FOR & COL IT                              Investment Trusts                       2,643.53          0.24%
      LASMO                                     Oil - Crude Producers                   2,623.16          0.24%
      COURTAULDS                                Chemicals, Fibres, Paints &
                                                Gases                                   2,557.57          0.23%
      BRITISH LAND                              Real Estate                             2,549.31          0.23%
      ANGLIAN WATER                             Electric Utilities & Water
                                                Works Supply                            2,522.25          0.23%
      MEPC                                      Real Estate                             2,492.91          0.23%
      MERCURY ASSET MANAGE                      Financial Institutions                  2,464.20          0.23%
      LUCAS INDS                                Auto Parts - Original
                                                Equipment                               2,460.92          0.23%
      SEARS                                     Retail - General Merchandise            2,456.07          0.23%
      BPB INDS                                  Building Materials                      2,360.30          0.22%
      ELECTROCOMPONENTS                         Electronics                             2,360.08          0.22%
      DE LA RUE                                 Printing                                2,258.18          0.21%
      MIDLANDS ELECTRICITY                      Electric Utilities & Water
                                                Works Supply                            2,250.55          0.21%
      TELEWEST PLC                              Telephone Companies                     2,213.85          0.20%
      STOREHOUSE                                Retail - General Merchandise            2,158.03          0.20%
      SCOT HYDRO-ELECTRIC                       Electric Utilities & Water
                                                Works Supply                            2,144.63          0.20%
      LONRHO                                    Diversified Holding
                                                Companies                               2,122.76          0.19%
      UNITED NEWS & MEDIA                       Publishing - Newspapers                 2,115.91          0.19%
      UNITED BISCUITS                           Food Processors                         2,097.28          0.19%
      ARJO WIGGINS APPLETON                     Paper & Paper Products                  2,096.39          0.19%
      EAST MIDLAND ELECT                        Electric Utilities & Water
                                                Works Supply                            2,052.81          0.19%
      INCHCAPE                                  Wholesale - Durables                    2,040.69          0.19%
      LAPORTE                                   Chemicals (Diversified)                 2,020.72          0.19%
      YORKSHIRE ELECT                           Electric Utilities & Water
                                                Works Supply                            1,910.53          0.18%
      COATS VIYELLA                             Textile Products                        1,895.02          0.17%
      BET                                       Diversified Holding
                                                Companies                               1,872.39          0.17%
      BBA GROUP                                 Auto Parts - Original
                                                Equipment                               1,860.41          0.17%



                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      SMITH (W H)                               Retail - Miscellaneous &
                                                Speciality                              1,847.90          0.17%
      HILLSDOWN                                 Food Processors                         1,826.72          0.17%
      CARADON                                   Building Materials                      1,819.82          0.17%
      DALGETY                                   Food Processors                         1,817.76          0.17%
      LONDON ELECTRICITY                        Electric Utilities & Water
                                                Works Supply                            1,768.01          0.16%
      HARRISONS & CROSFIELD                     Wholesale - Nondurables                 1,765.10          0.16%
      IMI                                       Fabricated Metal Products               1,753.05          0.16%
      JOHNSON MATTHEY                           Precious Metals & Minerals              1,752.42          0.16%
      BRITISH AIRWAYS                           Airlines                                1,735.31          0.16%
      PROVIDENT FINANCIAL                       Financial Institutions                  1,717.39          0.16%
      ASSD BRITISH PORTS                        Sea Transport                           1,707.82          0.16%
      BRITISH AEROSPACE                         Aircraft Manufacturers                  1,561.58          0.14%
      MAI                                       Financial Services                      1,553.36          0.14%
      HAMMERSON PLC                             Real Estate                             1,551.15          0.14%
      WITAN INV                                 Investment Trusts                       1,544.08          0.14%
      NORTHERN FOODS                            Food Processors                         1,533.16          0.14%
      NFC                                       Storage, Warehousing &
                                                Supporting Transport
                                                Services                                1,531.55          0.14%
      FARNELL ELECTRONICS                       Electronics                             1,521.75          0.14%
      BICC                                      Electrical Equipment                    1,517.20          0.14%
      ENGLISH CHINA CLAYS                       Building Materials                      1,505.42          0.14%
      UNIGATE                                   Food Processors                         1,501.23          0.14%
      EDINBURGH INV TRUST                       Investment Trusts                       1,500.70          0.14%
      TARMAC                                    Construction                            1,479.55          0.14%
      M & G GROUP                               Financial Services                      1,457.85          0.13%
      FKI                                       Machinery                               1,443.86          0.13%
      BUNZL                                     Paper & Paper Products                  1,372.56          0.13%
      T & N                                     Diversified Industrials                 1,335.80          0.12%
      SLOUGH ESTATES                            Real Estate                             1,327.90          0.12%
      MORGAN CRUCIBLE                           Diversified Industrials                 1,315.45          0.12%
      VICKERS                                   Machinery - Industrial &
                                                Speciality                              1,307.82          0.12%
      ROLLS-ROYCE                               Aerospace & Defence                     1,264.09          0.12%
      BOWTHORPE                                 Electronics                             1,261.51          0.12%
      BOOKER                                    Food Processors                         1,254.19          0.11%
      KWIK SAVE GROUP                           Retail - Grocery Chains                 1,217.12          0.11%
      GLYNWED INTL                              Machinery - Industrial &
                                                Speciality                              1,209.04          0.11%
      HEPWORTH                                  Building Materials                      1,207.54          0.11%
      CHARTER                                   Building Materials                      1,163.02          0.11%
      ALLIED COLLOIDS                           Chemicals, Fibres, Paints &
                                                Gases                                   1,111.91          0.10%



                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      RUGBY GROUP                               Building Materials                      1,089.20          0.10%
      INVESCO                                   Financial Services                      1,035.03          0.09%
      SEDGWICK GP                               Insurance - Agents & Brokers            1,026.51          0.09%
      ELECTRA INV TRUST                         Investment Trusts                         982.23          0.09%
      FIRST LEISURE CORP                        Entertainment & Leisure Time              967.80          0.09%
      WILLIS CORROON GROUP                      Insurance - Agents & Brokers              917.88          0.08%
      GREAT PORTLAND EST                        Real Estate                               874.07          0.08%
      SCAPA GP                                  Diversified Industrials                   821.91          0.08%
      WIMPEY (G)                                Construction                              807.53          0.07%
      SCHRODERS NON/VTG                         Financial Institutions                    768.72          0.07%
      MEYER INTL                                Building Materials                        757.28          0.07%
      HALMA                                     Machinery                                 730.05          0.07%
      SPIRAX-SARCO ENG                          Machinery - Industrial &
                                                Speciality                                722.85          0.07%
      BARRATT DEVELOPMENTS                      Homebuilding                              705.97          0.06%
      TAYLOR WOODROW                            Construction                              703.64          0.06%
      HIGHLAND DISTILLERIES                     Beverages - Distillers                    666.96          0.06%
      FLEMING MERCANTILE INV TRUST              Investment Trusts                         644.99          0.06%
      BRIXTON ESTATE                            Real Estate                               638.23          0.06%
      EUROTUNNEL UNITS ORD                      Rail & Road Transport                     621.12          0.06%
      VAUX GROUP                                Beverages - Brewers                       615.74          0.06%
      MCKECHNIE                                 Fabricated Metal Products                 606.85          0.06%
      MARLEY                                    Building Materials                        578.06          0.05%
      COURTAULDS TEXTILES                       Textile Products                          571.81          0.05%
      HAMBROS                                   Financial Institutions                    564.09          0.05%
      TR SMALLER COMPANIES INV. TST.            Investment Trusts                         562.32          0.05%
      TR CITY OF LON (DFD)                      Investment Trusts                         547.83          0.05%
      CHRISTIES INTL                            Retail - Miscellaneous &
                                                Speciality                                535.93          0.05%
      ALBERT FISHER                             Wholesale - Nondurables                   530.55          0.05%
      WILSON (CONNOLLY)                         Construction                              514.05          0.05%
      BRYANT GROUP                              Homebuilding                              486.12          0.04%
      BRADFORD PROPERTY TRUST                   Real Estate                               469.45          0.04%
      TRAFALGAR HOUSE                           Diversified Holding
                                                Companies                                 464.19          0.04%
      MERCHANTS TRUST                           Investment Trusts                         454.37          0.04%
      AMSTRAD                                   Electronics                               354.70          0.03%
      DIPLOMA                                   Electronics                               338.70          0.03%
      APV                                       Machinery                                 335.44          0.03%
      DAWSON INTL                               Clothing                                  326.29          0.03%


                                                                                   Index Market        Weight in
                                                                                  Capitalization        FT/S&P
      Constituent Name                                 Industry Sector           (Millions of US$)       Index

      BAIRD (WILLIAM)                           Textile Products                          313.37          0.03%
      BILTON                                    Real Estate                               284.45          0.03%
      LAING (JOHN)                              Construction                              197.20          0.02%
      LAING (JOHN) 'A'                          Construction                              192.34          0.02%
      FT-UK                                                                         1,091,274.35


                                                                 APPENDIX I


                        FT/S&P-Actuaries World Indices
                      US Component as of 29 December 1995


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      GENERAL ELECTRIC CO                       Electrical Equipment                     121,134.74        2.45%
      AMER TEL & TEL                            Telephone Companies                      102,715.97        2.08%
      EXXON CORP                                Oil Internationals                        99,489.45        2.02%
      COCA-COLA                                 Beverages - Soft Drinks                   93,136.38        1.89%
      MERCK & CO                                Drugs                                     80,959.16        1.64%
      PHILIP MORRIS                             Tobacco Manufacturers                     75,543.61        1.53%
      PROCTER & GAMBLE                          Soaps                                     56,985.64        1.15%
      JOHNSON & JOHNSON                         Health Care                               55,453.00        1.12%
      IBM                                       Computers                                 52,180.34        1.06%
      MICROSOFT CORP                            Computer Software & Services              51,974.85        1.05%
      WAL-MART STORES                           Retail - General Merchandise              51,340.44        1.04%
      INTEL                                     Electronics                               46,603.10        0.94%
      MOBIL CORP                                Oil Internationals                        44,181.00        0.90%
      PEPSICO                                   Beverages - Soft Drinks                   44,025.31        0.89%
      AMER INTL GROUP                           Insurance - Multiline                     43,853.51        0.89%
      BRISTOL MYERS SQUIBB CO                   Health Care                               43,329.69        0.88%
      BELLSOUTH CORP                            Telephone Companies                       43,199.00        0.88%
      HEWLETT-PACKARD                           Computers                                 42,863.25        0.87%
      GTE CORP                                  Telephone Companies                       42,619.28        0.86%
      PFIZER                                    Drugs                                     40,077.70        0.81%
      GENERAL MOTORS                            Automobiles                               39,624.47        0.80%
      DU PONT E I DE NEMOURS                    Chemicals (Diversified)                   38,803.19        0.79%
      BERKSHIRE HATHAWAY INC DEL                Diversified Holding Companies             38,327.40        0.78%
      AMOCO                                     Petroleum Products & Refineries           35,285.66        0.71%
      SBC COMMUNICATIONS                        Telephone Companies                       35,066.95        0.71%
      CHEVRON CORP                              Oil Internationals                        34,242.29        0.69%
      FED NATL MORTGAGE                         Financial Institutions                    33,861.55        0.69%
      MOTOROLA                                  Electronics                               33,684.89        0.68%
      ABBOTT LABS                               Health Care                               33,130.25        0.67%
      AMERITECH                                 Telephone Companies                       32,698.16        0.66%
      MCDONALD'S CORP                           Restaurants & Hotels                      31,419.59        0.64%
      FORD MOTOR                                Automobiles                               31,148.58        0.63%
      LILLY (ELI)                               Drugs                                     31,023.56        0.63%
      DISNEY (WALT) PRODS                       Entertainment & Leisure Time              30,843.67        0.62%
      AMER HOME PRODUCTS                        Drugs                                     30,059.14        0.61%
      BELL ATLANTIC                             Telephone Companies                       29,197.56        0.59%
      CITICORP                                  Commercial Banks & Other Banks            28,585.42        0.58%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      MINNESOTA MINING                          Diversified Consumer Goods &
                                                Services                                  27,839.05        0.56%
      BOEING                                    Aircraft Manufacturers                    26,839.05        0.54%
      BANKAMERICA                               Commercial Banks & Other Banks            24,108.76        0.49%
      NYNEX CORP                                Telephone Companies                       23,219.51        0.47%
      GILLETTE                                  Cosmetics                                 23,113.58        0.47%
      KIMBERLY-CLARK                            Paper & Paper Products                    23,045.46        0.47%
      EASTMAN KODAK                             Photography                               22,921.17        0.46%
      HOME DEPOT INC                            Retail - General Merchandise              22,827.66        0.46%
      GENERAL MOTORS 'E'                        Computer Software & Services              22,822.90        0.46%
      COLUMBIA HEALTHCARE CORP                  Hospital Supply & Management              22,515.54        0.46%
      CHRYSLER                                  Automobiles                               21,184.32        0.43%
      TEXACO                                    Oil Internationals                        20,732.64        0.42%
      CISCO SYSTEMS                             Communications Equipment                  20,615.31        0.42%
      SCHERING-PLOUGH                           Drugs                                     20,385.34        0.41%
      AMERICAN EXPRESS                          Financial Institutions                    20,042.26        0.41%
      TRAVELERS GROUP                           Financial Institutions                    19,889.88        0.40%
      PHARMACIA & UPJOHN                        Drugs                                     19,529.58        0.40%
      CAP CITIES / ABC                          Broadcasting Media                        18,986.43        0.38%
      NATIONSBANK CORP                          Commercial Banks & Other Banks            18,862.94        0.38%
      DOW CHEMICAL                              Chemicals (Diversified)                   18,423.05        0.37%
      ORACLE SYSTEMS CORP                       Computer Software & Services              18,416.77        0.37%
      ALLSTATE CORP                             Insurance - Property & Casualty           18,408.17        0.37%
      EMERSON ELECTRIC                          Electrical Equipment                      18,352.88        0.37%
      ATLANTIC RICHFIELD                        Petroleum Products & Refineries           17,810.59        0.36%
      MCI COMMS                                 Telephone Companies                       17,798.31        0.36%
      ANHEUSER-BUSCH                            Beverages - Brewers                       17,083.82        0.35%
      U S WEST COMMUNICATIONS                   Telephone Companies                       16,831.46        0.34%
      KELLOGG                                   Food Processors                           16,796.24        0.34%
      SCHLUMBERGER                              Energy Equipment & Services               16,750.33        0.34%
      SOUTHERN CO                               Electric Utilities & Water Works
                                                Supply                                    16,404.12        0.33%
      LOCKHEED MARTIN CORP                      Aerospace & Defence                       15,733.00        0.32%
      AMGEN INC                                 Drugs                                     15,644.00        0.32%
      SARA LEE                                  Food Processors                           15,423.07        0.31%
      SEARS ROEBUCK & CO                        Retail - General Merchandise              15,189.88        0.31%
      FEDERAL HOME LN MTG CORP                  Financial Institutions                    15,093.63        0.31%
      VIACOM CLASS B                            Broadcasting Media                        15,065.30        0.31%
      MORGAN (J.P)                              Commercial Banks & Other Banks            15,050.41        0.30%
      CAMPBELL SOUP                             Food Processors                           14,948.28        0.30%
      FIRST DATA                                Business Services                         14,909.58        0.30%
      XEROX CORP                                Office Equipment                          14,775.72        0.30%
      BANC ONE CORP                             Commercial Banks & Other Banks            14,771.00        0.30%
      CHEMICAL BANKING CORP.                    Commercial Banks & Other Banks            14,689.73        0.30%
      TIME WARNER INC                           Publishing                                14,675.31        0.30%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      WASTE MANAGEMENT                          Engineering Services & Pollution
                                                Control                                   14,536.22        0.29%
      PACIFIC TELESIS                           Telephone Companies                       14,406.13        0.29%
      MONSANTO                                  Chemicals (Diversified)                   14,244.06        0.29%
      AIRTOUCH COMMUNICATIONS                   Telephone Companies                       13,995.42        0.28%
      SPRINT CORP                               Telephone Companies                       13,908.04        0.28%
      COMPUTER ASSOC INTL INC                   Computer Software & Services              13,743.67        0.28%
      UNION PACIFIC                             Rail & Road Transport                     13,553.69        0.27%
      ALLIED SIGNAL                             Diversified Industrials                   13,450.10        0.27%
      WARNER-LAMBERT                            Health Care                               13,149.37        0.27%
      MEDTRONIC                                 Health Care                               12,980.15        0.26%
      FIRST CHICAGO NBD CORP                    Commercial Banks & Other Banks            12,760.77        0.26%
      GENERAL RE CORP                           Insurance - Property & Casualty           12,714.34        0.26%
      COMPAQ COMPUTER CORPORATION               Computers                                 12,681.60        0.26%
      TELECOM CORP'A'                           Broadcasting Media                        12,573.80        0.25%
      HEINZ (H.J)                               Food Processors                           12,245.00        0.25%
      PACIFIC GAS&ELECTRIC                      Electric Utilities & Water Works
                                                Supply                                    11,889.89        0.24%
      NORWEST CORP                              Commercial Banks & Other Banks            11,650.75        0.24%
      CATERPILLAR TRACTOR                       Machinery - Construction                  11,604.24        0.24%
      UNITED TECHNOLOGIES                       Diversified Industrials                   11,575.51        0.23%
      ROCKWELL INTL CORP                        Aerospace & Defence                       11,479.59        0.23%
      RAYTHEON                                  Aerospace & Defence                       11,452.08        0.23%
      UNITED HEALTHCARE                         Health Care                               11,442.59        0.23%
      BAXTER INTL INC                           Health Care                               11,368.77        0.23%
      BURLINGTON NORTHERN                       Rail & Road Transport                     11,076.00        0.22%
      DUN & BRADSTREET                          Publishing                                10,972.79        0.22%
      CHASE MANHATTAN                           Commercial Banks & Other Banks            10,849.21        0.22%
      AUTO DATA PROCESS                         Computer Software & Services              10,682.20        0.22%
      PENNEY (J.C)                              Retail - General Merchandise              10,652.38        0.22%
      MAY DEPT STORES                           Retail - Department Stores                10,519.00        0.21%
      NORFOLK STHN CORP                         Rail & Road Transport                     10,400.19        0.21%
      FIRST INTERSTATE BK                       Commercial Banks & Other Banks            10,339.06        0.21%
      MCDONNELL DOUGLAS                         Aircraft Manufacturers                    10,306.21        0.21%
      COLGATE-PALMOLIVE                         Soaps                                     10,227.21        0.21%
      WELLS FARGO & CO DEL                      Commercial Banks & Other Banks            10,144.87        0.21%
      FLEET FINANCIAL GROUP                     Commercial Banks & Other Banks            10,016.35        0.20%
      CPC INTL                                  Food Processors                           10,002.09        0.20%
      NIKE, INC CL'B'                           Footwear                                   9,954.15        0.20%
      INTERNATIONAL PAPER                       Paper & Paper Products                     9,876.21        0.20%
      CONAGRA                                   Food Processors                            9,836.97        0.20%
      TEXAS INSTRUMENTS                         Electronics                                9,771.00        0.20%
      DUKE POWER                                Electric Utilities & Water Works
                                                Supply                                     9,705.20        0.20%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      DIGITAL EQUIPMENT                         Computers                                  9,670.76        0.20%
      CSX                                       Rail & Road Transport                      9,603.33        0.19%
      ENRON CORP                                Oil - Crude Producers                      9,593.20        0.19%
      ARCHER-DANIELS                            Food Processors                            9,543.04        0.19%
      FIRST UNION                               Commercial Banks & Other Banks             9,479.06        0.19%
      ALUMINIUM CO AMER                         Non-Ferrous Metals                         9,437.92        0.19%
      BANK OF NEW YORK                          Commercial Banks & Other Banks             9,363.90        0.19%
      TEXAS UTILITIES                           Electric Utilities & Water Works
                                                Supply                                     9,287.71        0.19%
      PPG INDUSTRIES                            Chemicals (Diversified)                    9,280.00        0.19%
      DEERE & CO                                Machinery - Farm Equipment                 9,232.50        0.19%
      LOEW'S CORP                               Diversified Holding Companies              9,235.08        0.19%
      GENERAL MILLS                             Food Processors                            9,159.00        0.19%
      MERRILL LYNCH                             Financial Institutions                     8,961.57        0.18%
      PHILLIPS PETROLEUM                        Petroleum Products & Refineries            8,943.07        0.18%
      U S WEST MEDIA                            Broadcasting Media                         8,945.39        0.18%
      TENNECO                                   Diversified Industrials                    8,799.75        0.18%
      WEYERHAEUSER                              Forestry Products                          8,723.96        0.18%
      SUN MICROSYSTEMS                          Computers                                  8,666.65        0.18%
      GANNETT                                   Publishing - Newspapers                    8,605.14        0.17%
      FPL GROUP                                 Electric Utilities & Water Works
                                                Supply                                     8,584.01        0.17%
      KEYCORP                                   Commercial Banks & Other Banks             8,582.44        0.17%
      CHUBB                                     Insurance - Property & Casualty            8,437.66        0.17%
      RJR NABISCO HOLDINGS CORP                 Tobacco Manufacturers                      8,419.43        0.17%
      AMP                                       Electrical Equipment                       8,349.94        0.17%
      ALBERTSONS                                Retail - Grocery Chains                    8,312.64        0.17%
      AMERICAN BRANDS                           Tobacco Manufacturers                      8,292.13        0.17%
      MICRON TECHNOLOGY                         Electronics                                8,180.11        0.17%
      DEAN WITTER DISCOVER & CO                 Financial Institutions                     8,012.28        0.16%
      AETNA LIFE & CAS                          Insurance - Multiline                      7,916.31        0.16%
      SCECORP                                   Electric Utilities & Water Works
                                                Supply                                     7,903.88        0.16%
      CIGNA CORP                                Insurance - Multiline                      7,840.70        0.16%
      WACHOVIA CORP                             Commercial Banks & Other Banks             7,792.42        0.16%
      SUNTRUST BANKS                            Commercial Banks & Other Banks             7,751.46        0.16%
      MELLON BK CORP                            Commercial Banks & Other Banks             7,595.36        0.15%
      3COM CORP                                 Communications Equipment                   7,562.25        0.15%
      AMER ELEC POWER                           Electric Utilities & Water Works
                                                Supply                                     7,530.37        0.15%
      CONS EDISON                               Electric Utilities & Water Works
                                                Supply                                     7,518.43        0.15%
      PUBLIC SVC ENTERPRISE GROUP               Electric Utilities & Water Works
                                                Supply                                     7,493.88        0.15%
      BAY NETWORKS                              Communications Equipment                   7,486.97        0.15%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      BOSTON SCIENTIFIC                         Hospital Supply & Management               7,435.55        0.15%
      PNC BANK CORP                             Commercial Banks & Other Banks             7,419.47        0.15%
      WALGREEN                                  Retail - Drug Chains                       7,353.46        0.15%
      CORNING INC                               Building Materials                         7,336.16        0.15%
      UNOCAL                                    Petroleum Products & Refineries            7,173.95        0.15%
      DOMINION RESOURCES                        Electric Utilities & Water Works
                                                Supply                                     7,157.33        0.15%
      RHONE POULENC RORER INC                   Health Care                                7,150.36        0.14%
      AMER GENERAL CORP                         Insurance - Multiline                      7,144.49        0.14%
      U.S. HEALTHCARE                           Health Care                                7,139.19        0.14%
      PITNEY BOWES                              Office Equipment                           7,125.01        0.14%
      UNICOM CORP                               Electric Utilities & Water Works
                                                Supply                                     7,035.39        0.14%
      APPLIED MATERIALS                         Machinery - Industrial &
                                                Speciality                                 7,022.22        0.14%
      CARNIVAL CORP'A'                          Entertainment & Leisure Time               6,941.71        0.14%
      GOODYEAR TIRE                             Tyre & Rubber Goods                        6,912.34        0.14%
      WESTINGHOUSE ELEC                         Electrical Equipment                       6,851.81        0.14%
      OCCIDENTAL PETROL                         Petroleum Products & Refineries            6,806.85        0.14%
      WORLDCOM INC                              Telephone Companies                        6,807.76        0.14%
      MATTEL INC                                Toys                                       6,791.11        0.14%
      ILLINOIS TOOL                             Diversified Industrials                    6,735.15        0.14%
      PECO ENERGY CO                            Electric Utilities & Water Works
                                                Supply                                     6,687.03        0.14%
      ENTERGY CORP.                             Electric Utilities & Water Works
                                                Supply                                     6,661.86        0.14%
      RALSTON PURINA                            Agriculture & Fishing                      6,606.26        0.13%
      FIRST BANK SYSTEM                         Commercial Banks & Other Banks             6,590.90        0.13%
      UST INC                                   Tobacco Manufacturers                      6,516.40        0.13%
      MARSH & MCLENNAN                          Insurance - Agents & Brokers               6,492.86        0.13%
      HOUSTON INDUSTRIES                        Electric Utilities & Water Works
                                                Supply                                     6,369.80        0.13%
      ITT CORPORATION                           Restaurants & Hotels                       6,307.00        0.13%
      GEORGIA-PACIFIC                           Forestry Products                          6,300.94        0.13%
      BROWNING-FERRIS                           Engineering Services & Pollution
                                                Control                                    6,271.76        0.13%
      GENENTECH INC                             Drugs                                      6,266.72        0.13%
      MORGAN STANLEY GROUP INC                  Financial Institutions                     6,260.29        0.13%
      LIMITED                                   Retail - Miscellaneous &
                                                Speciality                                 6,223.38        0.13%
      CUC INTL                                  Business Services                          6,220.78        0.13%
      HERCULES                                  Chemicals, Fibres, Paints & Gases          6,199.62        0.13%
      HONEYWELL                                 Instrumentation & Control
                                                Equipment                                  6,174.31        0.13%
      FIRST FIDELITY BANCORP                    Commercial Banks & Other Banks             6,163.57        0.12%
      LORAL CORP                                Defence Electronics                        6,095.86        0.12%
      WRIGLEY, (WM) JR                          Food - Sugar & Confectionary               6,097.93        0.12%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      DURACELL INTL                             Electrical Equipment                       6,090.98        0.12%
      DONNELLEY (RR)                            Printing                                   6,049.10        0.12%
      SYSCO US$1                                Wholesale - Nondurables                    6,045.00        0.12%
      GAP INC DEL                               Retail - Miscellaneous &
                                                Speciality                                 6,042.08        0.12%
      PACIFICORP                                Electric Utilities & Water Works
                                                Supply                                     6,040.89        0.12%
      TOYS (R)                                  Retail - Miscellaneous &
                                                Speciality                                 5,939.62        0.12%
      AIR PRODUCTS & CHEM                       Chemicals, Fibres, Paints & Gases          5,891.28        0.12%
      CABLETRON SYSTEMS                         Communications Equipment                   5,829.08        0.12%
      HOUSEHOLD INTL                            Financial Services                         5,801.05        0.12%
      HALLIBURTON                               Energy Equipment & Services                5,790.84        0.12%
      GRACE (WR)                                Chemicals (Diversified)                    5,752.80        0.12%
      TEXTRON                                   Diversified Industrials                    5,725.42        0.12%
      BARNETT BANKS INC                         Commercial Banks & Other Banks             5,722.41        0.12%
      FREEP'T MCMORAN COPPER&GO                 Precious Metals & Minerals                 5,681.50        0.12%
      AMR CORP                                  Airlines                                   5,669.14        0.11%
      ITT HARTFORD GROUP                        Insurance - Property & Casualty            5,645.36        0.11%
      USX-MARATHON GROUP                        Petroleum Products & Refineries            5,604.26        0.11%
      LINCOLN NAT CORP                          Insurance - Life & Agents &
                                                Brokers                                    5,587.90        0.11%
      ALLTEL CORP                               Telephone Companies                        5,572.17        0.11%
      FEDERATED DEPT STORES                     Retail - Department Stores                 5,571.36        0.11%
      WINN-DIXIE STORES                         Retail - Grocery Chains                    5,553.74        0.11%
      SAFEWAY INC                               Retail - Grocery Chains                    5,489.54        0.11%
      CONRAIL                                   Rail & Road Transport                      5,482.82        0.11%
      FLUOR CORP                                Heavy Engineering & Shipbuilding           5,479.58        0.11%
      MBNA CORP                                 Commercial Banks & Other Banks             5,475.94        0.11%
      TYCO INTERNATIONAL                        Diversified Industrials                    5,442.82        0.11%
      DAYTON-HUDSON                             Retail - Department Stores                 5,392.58        0.11%
      LOWE'S COS.                               Retail - Miscellaneous &
                                                Speciality                                 5,387.10        0.11%
      CAROLINA PWR & LIGHT                      Electric Utilities & Water Works
                                                Supply                                     5,362.37        0.11%
      CENTRAL & SOUTH WEST                      Electric Utilities & Water Works
                                                Supply                                     5,343.64        0.11%
      AON CORP                                  Insurance - Multiline                      5,340.62        0.11%
      INTERNATIONAL FLAVORS&FRAGRA              Cosmetics                                  5,341.54        0.11%
      MORTON INTL INC                           Chemicals (Diversified)                    5,322.42        0.11%
      BOATMEN'S BANCSHARES                      Commercial Banks & Other Banks             5,288.08        0.11%
      NOVELL INC                                Computer Software & Services               5,278.02        0.11%
      CORESTATES FINL                           Commercial Banks & Other Banks             5,266.59        0.11%
      BANKERS TRUST                             Commercial Banks & Other Banks             5,232.75        0.11%
      BANK OF BOSTON                            Commercial Banks & Other Banks             5,189.48        0.11%
      UNION CARBIDE                             Chemicals (Diversified)                    5,147.29        0.10%
      AVON PRODUCTS                             Cosmetics                                  5,132.59        0.10%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      TRW                                       Auto Parts - Original Equipment            5,120.43        0.10%
      ALCO STANDARD                             Paper & Paper Products                     5,077.33        0.10%
      HERSHEY FOODS                             Food - Sugar & Confectionary               5,047.90        0.10%
      MASCO CORP                                Fabricated Metal Products                  5,038.57        0.10%
      GENUINE PARTS CO                          Auto Parts - After Market                  5,036.24        0.10%
      EASTMAN CHEMICAL                          Chemicals (Diversified)                    5,030.42        0.10%
      DETROIT EDISON                            Electric Utilities & Water Works
                                                Supply                                     5,006.64        0.10%
      SERVICE CORP INTL                         Diversified Consumer Goods &
                                                Services                                   5,006.63        0.10%
      NUCOR CORP                                Iron & Steel                               4,994.84        0.10%
      TRANSAMERICA CORP                         Diversified Holding Companies              4,982.46        0.10%
      BURLINGTON RES INC                        Natural Gas Utilities                      4,967.72        0.10%
      BECTON DICKINSON                          Health Care                                4,945.58        0.10%
      AMERADA HESS                              Petroleum Products & Refineries            4,929.16        0.10%
      READERS DIGEST ASSN INC                   Publishing                                 4,883.72        0.10%
      NATIONAL CITY CORP                        Commercial Banks & Other Banks             4,877.92        0.10%
      CINERGY CORP                              Electric Utilities & Water Works
                                                Supply                                     4,814.56        0.10%
      MARRIOTT INTERNATIONAL                    Restaurants & Hotels                       4,788.40        0.10%
      FIFTH THIRD BANCORP                       Commercial Banks & Other Banks             4,778.61        0.10%
      GENERAL MOTORS 'H'                        Aerospace & Defence                        4,722.98        0.10%
      GEICO CORP                                Insurance - Property & Casualty            4,718.59        0.10%
      ST PAUL COMPANIES                         Insurance - Property & Casualty            4,702.09        0.10%
      GREAT LAKES CHEM CORP                     Chemicals (Diversified)                    4,660.34        0.09%
      PRAXAIR INC                               Chemicals, Fibres, Paints & Gases          4,655.72        0.09%
      PIONEER HI_BRED                           Agriculture & Fishing                      4,643.96        0.09%
      KROGER                                    Retail - Grocery Chains                    4,635.68        0.09%
      QUAKER OATS                               Food Processors                            4,633.70        0.09%
      NORTHWEST AIRLINES'A'                     Airlines                                   4,611.52        0.09%
      COMERICA INC                              Commercial Banks & Other Banks             4,596.56        0.09%
      CHIRON CORP                               Drugs                                      4,592.05        0.09%
      WILLIAMS COS INC DEL                      Natural Gas Utilities                      4,455.99        0.09%
      DRESSER INDS                              Energy Equipment & Services                4,448.90        0.09%
      SILICON GRAPHICS                          Computers                                  4,441.66        0.09%
      EQUITABLE COS                             Insurance - Life & Agents &
                                                Brokers                                    4,431.89        0.09%
      HUMANA                                    Hospital Supply & Management               4,431.68        0.09%
      COMCAST CL'A'SPL(NON-VTG)                 Broadcasting Media                         4,363.51        0.09%
      MCGRAW-HILL                               Publishing                                 4,350.24        0.09%
      SAFECO CORP                               Insurance - Property & Casualty            4,345.93        0.09%
      PHELPS DODGE CORP                         Non-Ferrous Metals                         4,336.27        0.09%
      ROHM & HAAS CO                            Chemicals, Fibres, Paints & Gases          4,332.05        0.09%
      THERMO ELECTRON                           Diversified Industrials                    4,322.40        0.09%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      UNION ELEC CO                             Electric Utilities & Water Works
                                                Supply                                     4,263.68        0.09%
      NEWMONT MINING                            Precious Metals & Minerals                 4,259.25        0.09%
      CONS NATURAL GAS                          Natural Gas Utilities                      4,236.89        0.09%
      DSC COMMUNICATIONS                        Communications Equipment                   4,230.41        0.09%
      AUTOZONE INC                              Retail - Miscellaneous &
                                                Speciality                                 4,227.50        0.09%
      LSI LOGIC                                 Electronics                                4,225.70        0.09%
      BLOCK (H&R)                               Business Services                          4,208.44        0.09%
      BALTIMORE GAS & ELEC                      Electric Utilities & Water Works
                                                Supply                                     4,202.10        0.09%
      DOVER CORP                                Diversified Industrials                    4,188.19        0.08%
      PANHANDLE EAST'N                          Natural Gas Utilities                      4,184.79        0.08%
      AFLAC INC                                 Insurance - Life & Agents &
                                                Brokers                                    4,176.84        0.08%
      FEDERAL EXPRESS                           Freight Forwarders                         4,173.57        0.08%
      EATON CORP                                Auto Parts - Original Equipment            4,161.30        0.08%
      TENET HEALTHCARE                          Hospital Supply & Management               4,148.36        0.08%
      STUDENT LOAN MARKETING ASSN               Financial Institutions                     4,143.54        0.08%
      NEWELL CO                                 Household Durables & Appliances            4,102.61        0.08%
      PARAMETRIC TECHNOLOGY                     Computer Software & Services               4,095.93        0.08%
      FRANKLIN RESOURCES                        Financial Services                         4,077.60        0.08%
      GENERAL PUB UTILS CP                      Electric Utilities & Water Works
                                                Supply                                     4,077.31        0.08%
      CHAMPION INTL                             Forestry Products                          4,053.50        0.08%
      INFORMIX CORP                             Computer Software & Services               4,037.01        0.08%
      RUBBERMAID                                Household Durables & Appliances            4,031.45        0.08%
      UNUM CORP                                 Insurance - Multiline                      3,996.41        0.08%
      P P & L RESOURCES                         Electric Utilities & Water Works
                                                Supply                                     3,976.53        0.08%
      TRIBUNE                                   Publishing - Newspapers                    3,979.36        0.08%
      COOPER INDUSTRIES                         Electrical Equipment                       3,964.41        0.08%
      ADOBE SYSTEMS                             Computer Software & Services               3,956.78        0.08%
      WHIRLPOOL CORP                            Household Durables & Appliances            3,940.87        0.08%
      APPLE COMPUTER                            Computers                                  3,918.14        0.08%
      AMER STORES                               Retail - Drug Chains                       3,915.34        0.08%
      COASTAL CORP                              Petroleum Products & Refineries            3,911.81        0.08%
      COMPUTER SCIENCES                         Computer Software & Services               3,908.85        0.08%
      PROVIDIAN CORP                            Insurance - Life & Agents &
                                                Brokers                                    3,879.89        0.08%
      DOW JONES                                 Publishing - Newspapers                    3,870.43        0.08%
      INGERSOLL-RAND                            Machinery                                  3,825.32        0.08%
      CROWN CORK & SEAL                         Fabricated Metal Products                  3,783.01        0.08%
      DELTA AIR LINES                           Airlines                                   3,779.22        0.08%
      SALOMON                                   Financial Institutions                     3,776.74        0.08%
      CLOROX                                    Soaps                                      3,744.27        0.08%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      SOUTHERN PACIFIC RAIL                     Rail & Road Transport                      3,747.31        0.08%
      GENERAL DYNAMICS                          Aerospace & Defence                        3,723.69        0.08%
      STATE STR BOSTON                          Commercial Banks & Other Banks             3,719.66        0.08%
      TIMES MIRROR CO                           Publishing - Newspapers                    3,679.57        0.07%
      GREEN TREE FINL                           Financial Institutions                     3,611.37        0.07%
      REYNOLDS METALS                           Non-Ferrous Metals                         3,600.61        0.07%
      OHIO EDISON                               Electric Utilities & Water Works
                                                Supply                                     3,585.37        0.07%
      TURNER BROADCAST'B'                       Broadcasting Media                         3,579.34        0.07%
      U.S. ROBOTICS                             Communications Equipment                   3,553.70        0.07%
      PROGRESSIVE CORP,OHIO                     Insurance - Property & Casualty            3,510.98        0.07%
      SCHWAB(CHAS)CORP                          Financial Institutions                     3,504.21        0.07%
      REPUBLIC N Y CORP                         Commercial Banks & Other Banks             3,491.98        0.07%
      GREAT WSTN FINANCIAL                      Commercial Banks & Other Banks             3,484.70        0.07%
      CINCINNATI FINANCIAL                      Insurance - Multiline                      3,460.08        0.07%
      SHERWIN-WILLIAMS                          Chemicals, Fibres, Paints & Gases          3,462.04        0.07%
      BAKER HUGHES INC.                         Energy Equipment & Services                3,441.90        0.07%
      MIDLANTIC CORP                            Commercial Banks & Other Banks             3,441.51        0.07%
      VIACOM INC CL'A'                          Broadcasting Media                         3,438.70        0.07%
      ALLEGHENY POWER                           Electric Utilities & Water Works
                                                Supply                                     3,436.35        0.07%
      COCA-COLA ENTERPRISES                     Beverages - Soft Drinks                    3,437.19        0.07%
      SEAGATE TECHNOLOGY                        Computers                                  3,419.53        0.07%
      FLORIDA PROG CORP                         Electric Utilities & Water Works
                                                Supply                                     3,401.20        0.07%
      INTERPUBLIC GROUP CO                      Advertising                                3,386.11        0.07%
      WISCONSIN ENERGY CORP                     Electric Utilities & Water Works
                                                Supply                                     3,382.65        0.07%
      GRAINGER (W.W)                            Electrical Equipment                       3,367.55        0.07%
      VF CORP                                   Clothing                                   3,363.08        0.07%
      IVAX CORP                                 Drugs                                      3,357.81        0.07%
      EQUIFAX INC                               Business Services                          3,350.62        0.07%
      NTHN STATES POWER                         Electric Utilities & Water Works
                                                Supply                                     3,345.36        0.07%
      SOUTHWEST AIRLINES                        Airlines                                   3,346.42        0.07%
      UNION CAMP                                Paper & Paper Products                     3,344.09        0.07%
      K MART CORP                               Retail - General Merchandise               3,330.38        0.07%
      JEFFERSON-PILOT                           Insurance - Life & Agents &
                                                Brokers                                    3,310.80        0.07%
      EMC CORP                                  Computers                                  3,300.21        0.07%
      NORDSTROM BEST                            Retail - Miscellaneous &
                                                Speciality                                 3,287.47        0.07%
      KERR-MCGEE                                Petroleum Products & Refineries            3,276.60        0.07%
      TELLABS, INC                              Communications Equipment                   3,276.28        0.07%
      U.S. BANCORP                              Commercial Banks & Other Banks             3,278.40        0.07%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      CASE CORP                                 Instrumentation & Control
                                                Equipment                                  3,251.27        0.07%
      TORCHMARK                                 Insurance - Life & Agents &
                                                Brokers                                    3,242.43        0.07%
      GOLDEN WEST FIN                           Commercial Banks & Other Banks             3,239.92        0.07%
      MELVILLE CORP                             Retail - Miscellaneous &
                                                Speciality                                 3,231.46        0.07%
      DELL COMPUTER CORP                        Computers                                  3,222.93        0.07%
      DILLARD DEPT STORE                        Retail - Department Stores                 3,221.81        0.07%
      GENL INSTRUMENT                           Communications Equipment                   3,216.89        0.07%
      HUNTINGTON BANCSHARES                     Commercial Banks & Other Banks             3,207.41        0.07%
      MOLEX INC                                 Electronics                                3,198.40        0.06%
      ANADARKO PETROLEUM                        Oil - Crude Producers                      3,192.67        0.06%
      MGIC INVESTMENT                           Insurance - Property & Casualty            3,179.86        0.06%
      NORTHROP CORP                             Aircraft Manufacturers                     3,159.94        0.06%
      MIRAGE RESORTS                            Entertainment & Leisure Time               3,154.78        0.06%
      SCRIPPS(E.W.)'A'                          Publishing - Newspapers                    3,150.79        0.06%
      MBIA INC                                  Insurance - Property & Casualty            3,143.33        0.06%
      ENGLEHARD CORP                            Chemicals (Diversified)                    3,133.11        0.06%
      AHMANSON (H.F)                            Commercial Banks & Other Banks             3,113.27        0.06%
      POTOMAC ELECTRIC                          Electric Utilities & Water Works
                                                Supply                                     3,110.44        0.06%
      WILLAMETTE                                Forestry Products                          3,109.16        0.06%
      NORTHERN TRUST                            Commercial Banks & Other Banks             3,105.76        0.06%
      WASHINGTON POST                           Publishing - Newspapers                    3,103.13        0.06%
      PREMARK INTL                              Household Durables & Appliances            3,098.86        0.06%
      WHEELABRATOR TECH                         Engineering Services & Pollution
                                                Control                                    3,094.56        0.06%
      NORTH EAST UTILITES                       Electric Utilities & Water Works
                                                Supply                                     3,079.78        0.06%
      PALL CORP                                 Machinery - Industrial &
                                                Speciality                                 3,080.25        0.06%
      OFFICE DEPOT                              Retail - Miscellaneous &
                                                Speciality                                 3,066.31        0.06%
      SONAT                                     Natural Gas Utilities                      3,065.78        0.06%
      HARCOURT GENERAL INC                      Retail - Department Stores                 3,049.46        0.06%
      KNIGHT-RIDDER                             Publishing - Newspapers                    3,032.13        0.06%
      BLACK & DECKER MFG                        Machine Tools                              3,020.71        0.06%
      ST. JUDE MEDICAL                          Hospital Supply & Management               3,008.73        0.06%
      TECO ENERGY                               Electric Utilities & Water Works
                                                Supply                                     2,988.36        0.06%
      PRICE/COSTCO INC                          Wholesale - Nondurables                    2,977.33        0.06%
      FIRSTAR CORP                              Commercial Banks & Other Banks             2,971.60        0.06%
      HILTON HOTELS CORP                        Restaurants & Hotels                       2,970.57        0.06%
      DANA CORP                                 Auto Parts - Original Equipment            2,965.54        0.06%
      LINEAR TECHNOLOGY CORP                    Electronics                                2,896.49        0.06%
      CIRCUS CIRCUS ENTERP                      Entertainment & Leisure Time               2,868.09        0.06%
      RITE AID                                  Retail - Drug Chains                       2,868.71        0.06%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      ITT INDUSTRIES                            Auto Trucks & Parts                        2,856.00        0.06%
      NEW YORK TIMES                            Publishing - Newspapers                    2,856.95        0.06%
      JOHNSON CONTROLS                          Diversified Industrials                    2,827.07        0.06%
      MYLAN LABS                                Drugs                                      2,821.48        0.06%
      FIRST OF AMERICA BK                       Commercial Banks & Other Banks             2,808.01        0.06%
      MEAD                                      Paper & Paper Products                     2,810.21        0.06%
      OMNICOM GROUP INC.                        Advertising                                2,803.36        0.06%
      WESTVACO CORP                             Paper & Paper Products                     2,792.01        0.06%
      DIAL CORP ARIZ                            Diversified Consumer Goods &
                                                Services                                   2,786.77        0.06%
      MALLINCKRODT GROUP                        Drugs                                      2,783.78        0.06%
      SAN DIEGO GAS & ELEC                      Electric Utilities & Water Works
                                                Supply                                     2,767.80        0.06%
      NAT SEMICONDUCTOR                         Electronics                                2,745.41        0.06%
      CMS ENERGY CORP                           Electric Utilities & Water Works
                                                Supply                                     2,722.54        0.06%
      HASBRO                                    Toys                                       2,717.86        0.06%
      SOUTHERN NATIONAL                         Commercial Banks & Other Banks             2,711.63        0.05%
      TANDY CORP                                Retail - Miscellaneous &
                                                Speciality                                 2,705.68        0.05%
      ANALOG DEVICES                            Instrumentation & Control
                                                Equipment                                  2,695.79        0.05%
      CIRCUIT CITY STORES                       Retail - Miscellaneous &
                                                Speciality                                 2,686.09        0.05%
      WESTERN ATLAS INC                         Energy Equipment & Services                2,686.25        0.05%
      AVERY DENNISON CORP                       Chemicals, Fibres, Paints & Gases          2,666.00        0.05%
      MERIDIAN BANCORP                          Commercial Banks & Other Banks             2,666.17        0.05%
      LOUISIANA PACIFIC                         Forestry Products                          2,616.28        0.05%
      SUNAMERICA INC                            Financial Institutions                     2,584.86        0.05%
      NEW ENGLAND ELECT                         Electric Utilities & Water Works
                                                Supply                                     2,572.65        0.05%
      PARKER-HANNIFIN                           Machinery - Industrial &
                                                Speciality                                 2,539.71        0.05%
      USX-US STEEL                              Iron & Steel                               2,544.29        0.05%
      FIRST USA                                 Financial Institutions                     2,534.21        0.05%
      PINNACLE WEST CAPITAL CORP.               Electric Utilities & Water Works
                                                Supply                                     2,513.58        0.05%
      RAYCHEM                                   Electrical Equipment                       2,509.21        0.05%
      CONSOLIDATED PAPERS                       Paper & Paper Products                     2,495.37        0.05%
      HARRAH'S ENTERTAINMENT CORP               Restaurants & Hotels                       2,486.40        0.05%
      FMC CORP                                  Diversified Industrials                    2,481.57        0.05%
      TEMPLE INLAND                             Paper & Paper Products                     2,475.24        0.05%
      BENEFICIAL CORP                           Financial Institutions                     2,469.96        0.05%
      SIGMA-ALDRICH                             Chemicals (Diversified)                    2,468.22        0.05%
      MARSHALL & ILSLEY                         Commercial Banks & Other Banks             2,443.32        0.05%
      WHITMAN CORP                              Food Processors                            2,444.74        0.05%
      IMC GLOBAL                                Fertilizers                                2,431.90        0.05%
      CYPRUS AMAX MINERALS                      Mining & Extractive Industries             2,428.21        0.05%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      MERCANTILE BANCORP                        Commercial Banks & Other Banks             2,423.92        0.05%
      HILLENBRAND INDUS                         Hospital Supply & Management               2,396.89        0.05%
      DELUXE CORP                               Printing                                   2,396.15        0.05%
      PACIFIC ENTERPRISES                       Natural Gas Utilities                      2,392.44        0.05%
      SONOCO PRODUCTS                           Paper & Paper Products                     2,391.32        0.05%
      DQE                                       Electric Utilities & Water Works
                                                Supply                                     2,384.45        0.05%
      AMSOUTH BANCORP                           Commercial Banks & Other Banks             2,358.10        0.05%
      BEAR STEARNS COMPANIES INC                Financial Institutions                     2,360.73        0.05%
      FREEP'T MCMORAN COPPER&GO                 Precious Metals & Minerals                 2,354.80        0.05%
      BRUNSWICK CORP                            Entertainment & Leisure Time               2,299.18        0.05%
      MERCURY FINANCE                           Financial Institutions                     2,295.38        0.05%
      ADC TELECOMMUNICATIONS                    Communications Equipment                   2,285.23        0.05%
      ARMSTRONG WORLD IND                       Building Materials                         2,284.02        0.05%
      OWENS-CORNING FIBER                       Building Materials                         2,283.24        0.05%
      STANLEY WORKS                             Machine Tools                              2,283.10        0.05%
      BAUSCH & LOMB                             Health Care                                2,269.13        0.05%
      ILLINOVA CORP                             Electric Utilities & Water Works
                                                Supply                                     2,269.32        0.05%
      UAL INC.                                  Airlines                                   2,261.06        0.05%
      MCKESSON CORP (NEW)                       Wholesale - Nondurables                    2,243.80        0.05%
      ASHLAND INC                               Petroleum Products & Refineries            2,238.90        0.05%
      SOUTHTRUST CORP                           Commercial Banks & Other Banks             2,240.91        0.05%
      CRESTAR FINANCIAL                         Commercial Banks & Other Banks             2,227.00        0.05%
      COLUMBIA GAS SYSTEM                       Natural Gas Utilities                      2,218.89        0.05%
      LEHMAN BR HOLDINGS                        Financial Institutions                     2,221.86        0.05%
      COUNTRYWIDE CREDIT INDUS                  Financial Institutions                     2,215.96        0.04%
      SUNDSTRAND CORP                           Aerospace & Defence                        2,204.08        0.04%
      SYNOVUS FINANCIAL                         Commercial Banks & Other Banks             2,200.26        0.04%
      WENDYS INTL                               Restaurants & Hotels                       2,197.61        0.04%
      MANOR CARE                                Health Care                                2,185.75        0.04%
      MAYTAG                                    Household Durables & Appliances            2,185.97        0.04%
      ECHLIN INC                                Auto Parts - After Market                  2,177.52        0.04%
      ATMEL CORP                                Electronics                                2,172.81        0.04%
      XILINX INC                                Electronics                                2,165.29        0.04%
      HOMESTAKE MINING                          Precious Metals & Minerals                 2,155.53        0.04%
      POLAROID                                  Photography                                2,152.72        0.04%
      HARRIS CORP                               Electronics                                2,142.28        0.04%
      SUPER VALU STORES                         Wholesale - Nondurables                    2,140.83        0.04%
      REEBOK INTERNATIONAL                      Footwear                                   2,135.02        0.04%
      MARRIOTT CORP                             Restaurants & Hotels                       2,110.57        0.04%
      DOLE FOOD INC                             Food Processors                            2,094.16        0.04%
      INTEGRA FINL CORP                         Commercial Banks & Other Banks             2,073.77        0.04%
      TERADYNE INC                              Electronics                                2,064.53        0.04%
      UJB FINANCIAL                             Commercial Banks & Other Banks             2,061.60        0.04%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      AMERICAN GREETINGS A                      Diversified Consumer Goods &
                                                Services                                   2,060.58        0.04%
      LITTON INDUSTRIES                         Aerospace & Defence                        2,057.81        0.04%
      LIZ CLAIBORNE                             Clothing                                   2,054.58        0.04%
      SUN CO                                    Petroleum Products & Refineries            2,054.17        0.04%
      JAMES RIVER CORP VA                       Paper & Paper Products                     2,045.99        0.04%
      CABOT CORP                                Chemicals, Fibres, Paints & Gases          2,044.34        0.04%
      LEGGETT & PLATT INC                       Household Durables & Appliances            2,036.71        0.04%
      FIRST TENN NATL                           Commercial Banks & Other Banks             2,031.29        0.04%
      PREMIER INDUSTRIES                        Electrical Equipment                       2,034.53        0.04%
      NALCO CHEMICAL                            Chemicals (Diversified)                    2,026.33        0.04%
      VULCAN MATERIALS                          Building Materials                         2,027.77        0.04%
      ARROW ELECTRONICS                         Electronics                                2,006.09        0.04%
      SHAW INDUS                                Household Durables & Appliances            2,004.42        0.04%
      CITIZENS UTIL 'A'                         Telephone Companies                        1,979.63        0.04%
      REGIONS FINANCIAL                         Commercial Banks & Other Banks             1,979.42        0.04%
      TYSON FOODS CL'A'                         Food Processors                            1,978.60        0.04%
      KANSAS CITY SO. IND                       Rail & Road Transport                      1,957.92        0.04%
      LONG ISLAND LIGHTING                      Electric Utilities & Water Works
                                                Supply                                     1,954.90        0.04%
      PENNZOIL                                  Petroleum Products & Refineries            1,956.98        0.04%
      RYDER SYSTEM                              Rail & Road Transport                      1,953.49        0.04%
      PAINE WEBBER                              Financial Institutions                     1,948.74        0.04%
      AVNET                                     Instrumentation & Control
                                                Equipment                                  1,937.09        0.04%
      ECOLAB                                    Diversified Consumer Goods &
                                                Services                                   1,932.45        0.04%
      AMER RE CORP                              Insurance - Property & Casualty            1,923.17        0.04%
      FIRST SECURITY                            Commercial Banks & Other Banks             1,927.16        0.04%
      WEST ONE BANCORP                          Commercial Banks & Other Banks             1,919.74        0.04%
      ROADWAY SERVICES                          Freight Forwarders                         1,909.50        0.04%
      UNITRIN INC                               Insurance - Life & Agents &
                                                Brokers                                    1,912.37        0.04%
      WASHINGTON MUTUAL                         Commercial Banks & Other Banks             1,902.95        0.04%
      USF & G                                   Insurance - Property & Casualty            1,896.04        0.04%
      WORTHINGTON INDUS                         Iron & Steel                               1,888.67        0.04%
      CERIDIAN CORP                             Computers                                  1,884.96        0.04%
      DARDEN RESTAURANTS                        Restaurants & Hotels                       1,882.71        0.04%
      BAYBANKS INC                              Commercial Banks & Other Banks             1,867.44        0.04%
      OLD KENT FINL                             Commercial Banks & Other Banks             1,864.16        0.04%
      OLD REPUBLIC INTL                         Insurance - Property & Casualty            1,851.64        0.04%
      MILLIPORE CORP                            Chemicals (Diversified)                    1,832.28        0.04%
      SNAP-ON-TOOLS                             Auto Parts - After Market                  1,830.36        0.04%
      OLIN CORP                                 Chemicals (Diversified)                    1,828.33        0.04%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      PROVIDENT LIFE AND ACCID'                 Insurance - Life & Agents &
                                                Brokers                                    1,828.71        0.04%
      TIG HOLDINGS                              Insurance - Property & Casualty            1,827.28        0.04%
      BANK SOUTH CORP                           Commercial Banks & Other Banks             1,785.62        0.04%
      HUBBELL INC CL'B'                         Electronics                                1,783.14        0.04%
      MEDITRUST SBI                             Real Estate                                1,779.92        0.04%
      STAR BANC CORP                            Commercial Banks & Other Banks             1,776.13        0.04%
      LUBRIZOL CORP                             Chemicals, Fibres, Paints & Gases          1,771.23        0.04%
      GOODRICH (BF)                             Chemicals (Diversified)                    1,767.44        0.04%
      AMER NATL INSURANCE                       Insurance - Life & Agents &
                                                Brokers                                    1,760.85        0.04%
      TAMBRANDS                                 Health Care                                1,751.76        0.04%
      KEMPER CORP                               Insurance - Life & Agents &
                                                Brokers                                    1,736.13        0.04%
      WOOLWORTH CORP                            Retail - General Merchandise               1,729.53        0.04%
      ADVANCED MICRO DEV                        Electronics                                1,720.46        0.03%
      MERC STORES                               Retail - Department Stores                 1,704.03        0.03%
      AMER FINL GROUP                           Insurance - Property & Casualty            1,699.47        0.03%
      DIEBOLD                                   Business Services                          1,690.49        0.03%
      TRANSATLANTIC HOLDINGS                    Insurance - Property & Casualty            1,683.74        0.03%
      ST. JOE PAPER                             Paper & Paper Products                     1,677.44        0.03%
      BOISE CASCADE CORP                        Forestry Products                          1,653.72        0.03%
      LOCTITE CORP                              Chemicals (Diversified)                    1,654.85        0.03%
      ALLMERICA PROP & CAS COS                  Insurance - Property & Casualty            1,651.02        0.03%
      AMBAC INC                                 Insurance - Property & Casualty            1,647.42        0.03%
      WITCO CORP                                Chemicals (Diversified)                    1,650.69        0.03%
      TEKTRONIX                                 Instrumentation & Control
                                                Equipment                                  1,644.61        0.03%
      PACCAR                                    Auto Trucks & Parts                        1,637.02        0.03%
      HARNISCHFEGER                             Machinery - Industrial &
                                                Speciality                                 1,615.72        0.03%
      RELIASTAR FINANCIAL                       Insurance - Life & Agents &
                                                Brokers                                    1,608.90        0.03%
      PERKIN-ELMER                              Instrumentation & Control
                                                Equipment                                  1,595.62        0.03%
      SANTA FE PACIFIC GOLD                     Precious Metals & Minerals                 1,593.82        0.03%
      PACIFICARE HEALTH SYS'B'                  Health Care                                1,591.39        0.03%
      PMI GROUP                                 Insurance - Property & Casualty            1,583.75        0.03%
      CAPITAL ONE FINANCIAL                     Financial Institutions                     1,579.50        0.03%
      ILLINOIS CENTRAL CORP                     Rail & Road Transport                      1,581.70        0.03%
      BETHLEHEM STEEL                           Iron & Steel                               1,576.18        0.03%
      NAT SERVICE                               Business Services                          1,565.46        0.03%
      MOLEX INC'A'                              Electronics                                1,551.13        0.03%
      GENERAL SIGNAL CORP                       Instrumentation & Control
                                                Equipment                                  1,535.74        0.03%
      FOSTER WHEELER CORP.                      Diversified Industrials                    1,523.92        0.03%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      VARITY CORP                               Auto Parts - Original Equipment            1,521.09        0.03%
      EQUITY INCOME FUND                        Investment Trusts                          1,517.46        0.03%
      LEUCADIA NATL                             Diversified Holding Companies              1,503.07        0.03%
      BANCORP HAWAII                            Commercial Banks & Other Banks             1,489.60        0.03%
      EDWARDS(AG)INC                            Financial Institutions                     1,490.09        0.03%
      ANDREW CORP                               Communications Equipment                   1,486.74        0.03%
      AUTODESK                                  Computer Software & Services               1,483.54        0.03%
      CUMMINS ENGINE                            Machinery                                  1,483.70        0.03%
      ETHYL CORP COM                            Chemicals, Fibres, Paints & Gases          1,480.42        0.03%
      PUGET SOUND                               Electric Utilities & Water Works
                                                Supply                                     1,479.65        0.03%
      BROWN-FORMAN 'B'                          Beverages - Distillers                     1,465.11        0.03%
      TRI-CONTINENTAL CP                        Investment Trusts                          1,452.34        0.03%
      LOUISIANA LAND & EXP                      Oil - Crude Producers                      1,435.50        0.03%
      GREENPOINT FINL                           Commercial Banks & Other Banks             1,430.19        0.03%
      TELEDYNE                                  Diversified Industrials                    1,429.23        0.03%
      BROOKLYN UNION GAS                        Natural Gas Utilities                      1,427.05        0.03%
      KING WORLD PRODUCTIONS                    Broadcasting Media                         1,428.07        0.03%
      SECURITY CAP PACIFIC TR                   Real Estate                                1,426.17        0.03%
      STONE CONTAINER                           Paper & Paper Products                     1,425.05        0.03%
      SIMON PROPERTY GROUP                      Real Estate                                1,419.58        0.03%
      FIRST VIRGINIA BANKS                      Commercial Banks & Other Banks             1,416.91        0.03%
      BANDAG INC                                Tyre & Rubber Goods                        1,413.91        0.03%
      ORYX ENERGY COMPANY                       Oil - Crude Producers                      1,396.75        0.03%
      SIGNET BANKING                            Commercial Banks & Other Banks             1,398.28        0.03%
      BOWATER                                   Paper & Paper Products                     1,386.91        0.03%
      NIAGARA MOHAWK POWER                      Electric Utilities & Water Works
                                                Supply                                     1,389.20        0.03%
      DELMARVA POWER & LT                       Electric Utilities & Water Works
                                                Supply                                     1,381.38        0.03%
      NICOR INC                                 Natural Gas Utilities                      1,383.75        0.03%
      FOOD LION INC CLASS A                     Retail - Grocery Chains                    1,375.82        0.03%
      FOOD LION INC CLASS B                     Retail - Grocery Chains                    1,371.01        0.03%
      TJX COS INC                               Retail - Miscellaneous &
                                                Speciality                                 1,367.12        0.03%
      ASARCO                                    Non-Ferrous Metals                         1,357.63        0.03%
      BELO (AH) CORP                            Publishing - Newspapers                    1,341.91        0.03%
      CENTERIOR ENERGY COR                      Electric Utilities & Water Works
                                                Supply                                     1,313.78        0.03%
      KLA INSTRUMENTS                           Instrumentation & Control
                                                Equipment                                  1,314.10        0.03%
      TRINITY INDS                              Fabricated Metal Products                  1,308.86        0.03%
      PITTSTON SERVICES GROUP                   Freight Forwarders                         1,304.38        0.03%
      CENTRAL FIDELITY BANKS                    Commercial Banks & Other Banks             1,283.26        0.03%
      EG & G                                    Instrumentation & Control
                                                Equipment                                  1,272.96        0.03%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      SENSORMATIC ELECT                         Instrumentation & Control
                                                Equipment                                  1,274.14        0.03%
      CHRIS-CRAFT INDS                          Diversified Consumer Goods &
                                                Services                                   1,261.52        0.03%
      SHARED MED SYS                            Health Care                                1,263.40        0.03%
      BRIGGS & STRATTON                         Machinery                                  1,254.71        0.03%
      TANDEM COMPUTERS                          Computers                                  1,243.17        0.03%
      INLAND STEEL                              Iron & Steel                               1,225.40        0.02%
      WEIS MARKETS INC                          Retail - Grocery Chains                    1,219.13        0.02%
      MCDERMOTT INTL                            Heavy Engineering & Shipbuilding           1,195.72        0.02%
      CONS FREIGHTWAYS                          Freight Forwarders                         1,153.70        0.02%
      SCIENTIFIC ATLANTA                        Communications Equipment                   1,143.61        0.02%
      ENSERCH CORP                              Natural Gas Utilities                      1,112.61        0.02%
      PEOPLES ENERGY CORP                       Natural Gas Utilities                      1,108.49        0.02%
      NORAM ENERGY CORP                         Natural Gas Utilities                      1,105.24        0.02%
      BROWN-FORMAN'A'                           Beverages - Distillers                     1,083.43        0.02%
      RUSSELL CORP                              Clothing                                   1,080.89        0.02%
      CYPRESS SEMICONDUCTOR CORP.               Electronics                                1,068.81        0.02%
      PACIFICARE HEALTH SYS'A'                  Health Care                                1,070.62        0.02%
      ALEX & BALDWIN                            Sea Transport                              1,046.82        0.02%
      BEVERLY ENTERPRISES DEL                   Health Care                                1,046.11        0.02%
      USLIFE CORP                               Insurance - Life & Agents &
                                                Brokers                                    1,026.79        0.02%
      GAYLORD ENTERTAINMENT 'A'                 Entertainment & Leisure Time               1,023.81        0.02%
      AMDAHL CORP                               Computers                                  1,010.44        0.02%
      ROUSE                                     Real Estate                                  976.39        0.02%
      CCH INC CLASS A                           Publishing                                   962.34        0.02%
      UNISYS CORP                               Computers                                    964.11        0.02%
      MENTOR GRAPHICS                           Computers                                    951.99        0.02%
      SAFETY-KLEEN                              Business Services                            904.20        0.02%
      CINCINNATI MILACRON                       Machine Tools                                899.53        0.02%
      CITIZENS UTIL 'B'                         Telephone Companies                          897.83        0.02%
      AMER POWER CONVERSION                     Electrical Equipment                         883.80        0.02%
      COMSAT CORP                               Telephone Companies                          884.43        0.02%
      GREAT ATLANTIC & PAC                      Retail - Grocery Chains                      879.06        0.02%
      WASHINGTON GAS LT                         Natural Gas Utilities                        877.07        0.02%
      ADVANTA CORP CL'B'                        Financial Institutions                       866.34        0.02%
      FREEPORT-MCMORAN                          Precious Metals & Minerals                   847.67        0.02%
      ALEX & ALEXANDER                          Insurance - Agents & Brokers                 844.40        0.02%
      BALL CORP                                 Containers                                   830.94        0.02%
      USAIR GROUP                               Airlines                                     827.75        0.02%
      TRINOVA CORP.                             Auto Parts - Original Equipment              824.77        0.02%
      NAVISTAR INTL CORP                        Auto Trucks & Parts                          789.57        0.02%
      ARCO CHEM CO                              Chemicals (Diversified)                      782.80        0.02%
      FLEMING                                   Wholesale - Nondurables                      776.78        0.02%


                                                                                       Index Market     Weight in
                                                                                      Capitalization      FT/S&P
      Constituent Name                                   Industry Sector            (Millions of US$)     Index

      COMCAST CORP.                             Broadcasting Media                           689.19        0.01%
      BATTLE MTN GOLD                           Precious Metals & Minerals                   679.15        0.01%
      ADVANTA CORP CL'A'                        Financial Institutions                       667.12        0.01%
      NL INDUSTRIES                             Chemicals, Fibres, Paints & Gases            632.00        0.01%
      ARMCO                                     Iron & Steel                                 623.90        0.01%
      FT-US                                                                            4,935,800.29


                                   PART C

                             OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a)  Financial Statements:

      Part B - The CountryBaskets(SM) Index Fund, Inc. Financial Statements:
   Statement of Assets and Liabilities, at February __, 1996.

   (b)  Exhibits:

       *(1)     --Articles of Amendment and Restatement of the Fund
       *(2)     --Bylaws of the Fund
        (3)     --Not applicable
       *(4) (A) --Form of global certificate evidencing shares of the
                  Common Stock, $.001 par value, of the Fund
      **(4) (B) --Articles FIFTH, SIXTH, NINTH and TWELFTH of the Fund's
                  Articles of Amendment and Restatement, and Article II,
                  Article III Section 3, Article IV and Article VII of the Fund's Bylaws, relating to the rights of stockholders
       *(5)     --Investment Management Agreement between the Fund and
                  Deutsche Morgan Grenfell/C.J. Lawrence Inc.
       *(6) (A) --Distribution Agreement between the Fund and ALPS Mutual
                  Funds Services, Inc.
        (6) (B) --Marketing Agreement between the Fund and ALPS Mutual Funds Services, Inc.
       *(6) (C) --Form of Soliciting Dealer Agreement
       *(6) (D) --Form of Investor Services Agreement
        (6) (E) --Form of Authorized Participant Agreement (including as annexes the forms of purchase order, notice of intention and redemption request)
       *(6) (F) --Form of Participating Financial Institutions Investor
                  Services Agreement
       *(6) (G) --Form of Specialist Institutions Services Agreement
        (6) (H) --Supplemental Compensation Agreement between the Fund and ALPS Mutual Funds Services, Inc.
        (7)     --Not applicable
       *(8)     --Custodian Contract between the Fund and State Street
                  Bank and Trust Company
        (9) (A) --Administration Agreement between the Fund and State Street Bank and Trust Company
       *(9) (B) --Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company
       *(9) (C) --Indemnity Agreement between the Fund and Alexander Lucey
                  Inc.




     *    Previously filed.

     ** Incorporated herein by reference to the specified portions of the Fund's Articles of Incorporation filed as Exhibit (1) to pre-effective Amendment No. 3, filed on July 11, 1995, and the Bylaws filed as Exhibit (2) to pre-effective Amendment No. 4, filed on February 12, 1996.

    ***(10)     --Opinion and consent of Sullivan & Cromwell
    ***(11)     --Opinion and consent of Price Waterhouse LLP
       (12)     --Not applicable
      *(13) (A) --Form of Subscription Agreement between the Fund and ALPS
                  Mutual Funds Services, Inc. with respect to the Fund's initial capitalization
      *(13) (B) --Letter of Representations among The Depository Trust
                  Company, the Fund and State Street Bank and Trust Company
       (14)     --Not applicable
       (15) (A) --Form of 12b-1 Plan
      *(15) (B) --Form of Fund Payment Agreement
       (16)     --Not applicable
       (17)     --Not applicable



































     ***  To be filed by Amendment.

Item 25.  Persons Controlled by or Under Common Control with Registrant

      Immediately prior to the initial public offering of the shares of the Fund, ALPS Mutual Funds Services, Inc. ("ALPS"), a Colorado corporation, will own all of the outstanding shares of each of Australia Index Series, France Index Series, Germany Index Series, Hong Kong Index Series, Italy Index Series, Japan Index Series, South Africa Index Series, UK Index Series and US Index Series of the Fund. At such time, based on their percentage shareholdings of the common stock of ALPS at December 29, 1995, the following persons may be deemed to control ALPS and, therefore, indirectly control the Fund: W. Robert Alexander and Arthur J.L. Lucey.

Item 26.  Number of Holders of Securities

      As of February   , 1996, the number of record holders of each class
of securities of the Fund is one.  See Item 25.

Item 27.  Indemnification

      State Law, Articles of Amendment and Restatement, and Bylaws. It is the Fund's policy to indemnify officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Articles SEVENTH and EIGHTH of the Fund's Articles of Amendment and Restatement and Article VI of the Fund's Bylaws (each set forth below).

Section 2-418 of the Maryland General Corporation Law reads as follows:

      "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

      (a) In this section the following words have the meaning indicated.
      (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.
      (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.
      (3)  "Expenses" include attorney's fees.
      (4)  "Official capacity" means the following:
      (i) When used with respect to a director, the office of director in the corporation; and
      (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.
      (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.
      (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
      (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
      (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

      (i) the act or omission of the director was material to the matter giving rise to the proceeding; and
      1.  Was committed in bad faith; or
      2.  Was the result of active and deliberate dishonesty; or
      (ii) The director actually received an improper personal benefit in money, property, or services; or
      (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
      (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
      (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.
      (3)(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
      (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.
      (c) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.
      (d) Unless limited by the charter:
      (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.
      (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
      (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or
      (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.
      (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
      (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.
      (2) Such determination shall be made:
      (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;
      (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director [sic] who are parties may participate; or
      (iii) By the shareholders.
      (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.
      (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
      (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:
      (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
      (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
      (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.
      (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.
      (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.
      (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.
      (i) For purposes of this section:
      (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;
      (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
      (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
      (j) Unless limited by the charter:
      (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

      (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
      (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.
      (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.
      (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.
      (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.
      (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the shareholders with the notice of the next stockholders' meeting or prior to the meeting."


Article SEVENTH of the Fund's Articles of Amendment and Restatement provides:

            "To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

Article EIGHTH of the Fund's Articles of Amendment and Restatement provides:

            "The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal."


Article SIXTH of the Fund's Bylaws provides:

            Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify to the fullest extent permitted by law (including the Act) and the Articles of Incorporation, as currently in effect or as hereafter amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a Director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law (including the Act) and the Articles of Incorporation, as currently in effect or as hereafter amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a Director, officer or employee of the Corporation which imposes duties on, or involves services by, such Director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

      The Fund currently maintains directors' and officers' liability insurance to supplement the protections provided in the Fund's Articles of Amendment and Restatement and its Bylaws, and to fund certain payments that the Fund may be required to make under any such provisions. Such insurance is renewable annually and is subject to standard terms and conditions, including exclusions from coverage.

Item 28.  Business and Other Connections of Investment Adviser

      See "Management of the Fund" in the Statement of Additional
Information. Information as to the directors and officers of the Adviser is included in its form ADV filed with the Commission and is incorporated herein by reference thereto.

Item 29.  Principal Underwriters

      (a) ALPS is the Fund's principal underwriter. ALPS also acts as a principal underwriter and distributor for the following investment companies: Mariner Funds Trust, Mariner Mutual Funds Trust, Duff & Phelps Mutual Funds and FGIC Public Trust.

      (b)

 Name and Principal     Positions and Offices      Positions and Offices
 Business Address*      with Underwriter           with Registrant

 W. Robert Alexander    Chairman, President and    None
                        Director
 Arthur J.L. Lucey      Secretary, Vice President  None
                        and Director

 John W. Hannon, Jr.    Director                   None

 Asa W. Smith           Director                   None
 Rick Pederson          Director                   None

 Gordon Hobgood, Jr.    Director                   None
 Steve J. Bettcher      Director                   None

 Mark A. Pougnet        CFO                        None

 Ned Burke              Senior Vice President      None

* The principal business address for each of the above directors and officers is 370 Seventeenth Street, Suite 2700, Denver, Colorado 80202.

      (c) ALPS has received no commissions or other compensation from the Fund to date.

Item 30.  Location of Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 except that the accounts, books and other documents required by paragraphs (b)(3), (4), (5), (6), (7), (9), (10) and
(11) of Rule 31a-1 will be kept at the offices of the Fund's Adviser, Deutsche Morgan Grenfell/C.J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.

Item 31.  Management Services

      Not applicable.

Item 32.  Undertakings

      The Fund undertakes that it will file:

            (a) an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Fund proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)]; and

            (b) a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement under the Securities Act of 1933, as amended (the "Act").

      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York, on the 28th day of February, 1996.

                                    THE COUNTRYBASKETS  INDEX FUND, INC.

                                    By: /s/ Joseph A. La Corte

                                        Joseph A. La Corte
                                        President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

            Name                        Title                     Date


              *                        Director            February  28, 1996
       Warner Heineman

   /s/ Joseph A. La Corte       Director and President     February  28, 1996
     Joseph A. La Corte      (Principal Executive Officer)

              *                        Director            February  28, 1996
    W. Carter McClelland

              *                        Director            February  28, 1996
     Lawrence C. McQuade

              *                        Director            February  28, 1996

   Karl M. von der Heyden

              *                        Director            February  28, 1996
     Robert H. Wadsworth

              *                   Vice President and       February  28, 1996
        Joseph Cheung            Treasurer (Principal
                          Financial and Accounting Officer)


* Joseph A. La Corte, by signing his name hereto, does sign this document on behalf of the persons indicated above pursuant to a power of attorney duly executed by such person, a copy of which power of attorney was filed as part of Amendment No. 4 to this Registration Statement.

       /s/ Joseph A. La Corte
         Joseph A. La Corte
         Attorney-in-fact